UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Donegal Group Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

WE WILL HOLD ON APRIL 18, 2024

To the Stockholders of

DONEGAL GROUP INC.:

We encourage you to read the accompanying proxy statement and our 2023 Annual Report to stockholders (our “2023 Annual Report”). The accompanying proxy statement, together with the enclosed form of proxy card, is first being mailed to our stockholders on or about March 15, 2024.

We will hold our 2024 annual meeting of stockholders (our “2024 Annual Meeting”) as a “virtual meeting” on Thursday, April 18, 2024 at 10:00 a.m., Eastern time. Stockholders will not be able to attend the meeting in person. You will be able to attend our 2024 Annual Meeting, vote and submit questions during our 2024 Annual Meeting via live webcast only at www.virtualshareholdermeeting.com/DGICA2024. In order to participate, vote and submit questions in our 2024 Annual Meeting, you will need to have your 16-digit control number that is included on the proxy card we include with this notice of our 2024 Annual Meeting and our proxy statement relating to our 2024 Annual Meeting. Guests may participate in the webcast but will not have the ability to vote or ask questions during our 2024 Annual Meeting.

At our 2024 Annual Meeting, our stockholders will vote on the following items of stockholder business:

•	The election of the four persons our board of directors has nominated to serve as Class B directors, each for a term of three years and until the election of their respective successors and their respective successors take office;

•	The approval of our proposal to adopt our 2024 equity incentive plan for employees so that we will have sufficient shares available under our equity incentive plans for employees to continue those plans for our employees;

•	The approval of our proposal to adopt our 2024 equity incentive plan for directors so that we will have sufficient shares available under our equity incentive plans for directors to continue those plans for our directors; and

•	The ratification of the appointment by our audit committee of KPMG LLP to serve as our independent registered public accounting firm for our fiscal year ending December 31, 2024.

Our advance notice by-laws require that our stockholders submit to us, not later than 90 days and not earlier than 120 days prior to the first anniversary of the date on which we first mailed our proxy statement to stockholders for our most recent year’s annual meeting of stockholders, the information specified in those by-laws regarding any nomination by a stockholder of a candidate for election as a director or any proposal by a stockholder of any other item of stockholder business a stockholder wishes our stockholders to consider at our next forthcoming annual meeting of stockholders. Those dates were between November 18, 2023 and December 18, 2023 with respect to our 2024 Annual Meeting and are between November 15, 2024 and December 15, 2024 with respect to our 2025 annual meeting of stockholders. No stockholder made another nomination or other proposal for consideration by our stockholders at our 2024 Annual Meeting.

Our board of directors has established the close of business on March 1, 2024 as the record date for the determination of the holders of our Class A common stock and for the determination of the holders of our Class B common stock entitled to notice of, and to vote at, our 2024 Annual Meeting.
We include our 2023 Annual Report with this notice of our 2024 Annual Meeting and our proxy statement relating to our 2024 Annual Meeting. You may vote at our 2024 Annual Meeting by mail, by telephone or via the Internet as we describe on the enclosed proxy card that you may use to vote by proxy at our 2024 Annual Meeting.

By order of our board of directors,

Kevin G. Burke,
President and Chief Executive Officer

March 15, 2024
Marietta, Pennsylvania

Important Notice Regarding the Availability of Our Proxy Materials for

Our April 18, 2024 Annual Meeting

This mailing includes our notice of our 2024 Annual Meeting, our proxy statement with respect to our 2024 Annual Meeting and our 2023 Annual Report. You may also view each of these documents on the Internet at www.proxyvote.com. No information on our website other than our notice of our 2024 Annual Meeting, this proxy statement with respect to our 2024 Annual Meeting and our 2023 Annual Report constitutes a part of our proxy solicitation materials for our 2024 Annual Meeting or part of our 2023 Annual Report.

DONEGAL GROUP INC.

PROXY STATEMENT

Introduction

This proxy statement contains information relating to our 2024 Annual Meeting. We will hold our 2024 Annual Meeting as a “virtual meeting” on Thursday, April 18, 2024 at 10:00 a.m., Eastern time. You will be able to attend our 2024 Annual Meeting, vote and submit questions during our 2024 Annual Meeting via live webcast only at www.virtualshareholdermeeting.com/DGICA2024. In order to participate, vote and submit questions in our 2024 Annual Meeting, you will need to have your 16-digit control number that is included on the proxy card we include with this notice of our 2024 Annual Meeting and our proxy statement relating to our 2024 Annual Meeting. Guests may participate in the webcast but will not have the ability to vote or ask questions during our 2024 Annual Meeting.

On March 15, 2024, we commenced the mailing to our stockholders of record at the close of business on March 1, 2024 of:

•	this proxy statement;

•	a form of proxy card;

•	a postage-paid return envelope for the convenience of our stockholders in returning their completed and signed proxy card to the firm that tabulates the results of the proxy votes of our stockholders; and

•	our 2023 Annual Report.

We ask our stockholders to return their completed proxy cards promptly unless a stockholder prefers to vote by telephone or via the Internet at www.proxyvote.com.

We will pay the costs of preparing and mailing our proxy materials for our 2024 Annual Meeting to our stockholders and making those materials available for our stockholders to view on the Internet. We will, upon request, reimburse brokers, nominees, fiduciaries, custodians and other record holders for their reasonable expenses in forwarding our proxy solicitation materials for our 2024 Annual Meeting to the beneficial owners of our Class A common stock and to the beneficial owners of our Class B common stock for whom such persons serve as record holders. We may also solicit proxies from some stockholders in person, by mail, by e-mail or by telephone through our directors, officers and regular employees whom we do not employ specifically for proxy solicitation purposes and none of whom will receive any additional compensation for performing such services.

(i)

Summary of Our 2023 Performance

For 2023, our total revenues increased 9.3% compared to 2022, with the increase largely related to a 7.2% increase in net premiums earned for 2023 compared to 2022. We had net income of $4.4 million and net income per diluted Class A share of 14 cents for 2023, compared to a net loss of $2.0 million and a net loss per Class A share of 6 cents for 2022. The following table depicts our total revenues, net income (loss), net income (loss) per diluted Class A share and net income (loss) per Class B share for the three years ended December 31, 2023, 2022 and 2021. For further information, we refer you to the financial statements we include in our 2023 Annual Report.

	Year Ended December 31
	2023	2022	2021

Total revenues	$927.3 million	$848.2 million	$816.5 million
Net income (loss)	4.4 million	(2.0) million	25.3 million
Net income (loss) per diluted Class A share	0.14	(0.06)	0.83
Net income (loss) per Class B share	0.11	(0.07)	0.74

We use the following defined terms in this proxy statement:

•	“Annual Meeting” or “2024 Annual Meeting” means our annual meeting of stockholders that we will hold virtually on April 18, 2024;

•	“Annual Report” or “2023 Annual Report” means our Annual Report to our stockholders for 2023;

•	“Atlantic States” means Atlantic States Insurance Company;

•	“Code” means the Internal Revenue Code of 1986, as amended;

•	“Computershare” means Computershare Trust Company, N.A., the transfer agent for our Class A common stock and our Class B common stock;

•	“DGCL” means the Delaware General Corporation Law, as amended;

•	“DGI,” “we,” “us” or “our” means Donegal Group Inc.;

•	“Donegal Mutual” means Donegal Mutual Insurance Company;

•	“Exchange Act” means the Securities Exchange Act of 1934, as amended;

•	“MICO” means Michigan Insurance Company;

•	“PCAOB” means the Public Company Accounting Oversight Board (United States);

•	“PHCA” means the Pennsylvania Insurance Holding Companies Act, as amended; and

•	“SEC” means the Securities and Exchange Commission.

(ii)

(iii)

Unless we otherwise expressly indicate, all of the financial information we include or incorporate by reference in this proxy statement for our 2024 Annual Meeting relates to our 2023 fiscal year. Our 2023 fiscal year began

on January 1, 2023 and ended on December 31, 2023.

(iv)

OUR 2024 ANNUAL MEETING

In accordance with this proxy statement, our board of directors solicits proxies from our stockholders for use in connection with our 2024 Annual Meeting and any adjournment or postponement of our 2024 Annual Meeting. We will hold our 2024 Annual Meeting as a “virtual meeting” on Thursday, April 18, 2024 at 10:00 a.m., Eastern time. You will be able to attend our 2024 Annual Meeting, vote and submit questions during our 2024 Annual Meeting via live webcast only at www.virtualshareholdermeeting.com/DGICA2024.

What is the agenda for our 2024 Annual Meeting?

At our 2024 Annual Meeting, our stockholders will consider and act upon the four items of stockholder business we propose as follows:

•	the election of the following four persons our board of directors has nominated to serve as Class B directors, each for a term of three years and until the election of their respective successors and their respective successors take office:

Dennis J. Bixenman, Kevin M. Kraft, Sr., Jon M. Mahan and Britta H. Schatz;

•	approval of our proposal to adopt our 2024 equity incentive plan for employees that will permit the issuance of up to an aggregate of 4,500,000 shares of our Class A common stock;

•	approval of our proposal to adopt our 2024 equity incentive plan for directors that will permit the issuance of up to an aggregate of 500,000 shares of our Class A common stock; and

•	the ratification of the appointment by our audit committee of KPMG LLP to serve as our independent registered public accounting firm for our fiscal year ending December 31, 2024.

We refer you to detailed descriptions of each of these proposals we include within this proxy statement.

What is the effect of our advance notice by-laws?

Our advance notice by-laws require that a stockholder provide us with a specified period of prior notice of that stockholder’s intention to nominate any candidate for election as a director at our annual meetings or to propose any other item of stockholder business for stockholder consideration at our annual meetings.

Our advance notice by-laws establish a date by which a stockholder must submit a stockholder proposal to us with respect to our next forthcoming annual meeting of stockholders. Those dates in general are not later than 90 days and not earlier than 120 days prior to the first anniversary of the mailing date of our proxy solicitation material for our prior year’s annual meeting of stockholders. After that date, a stockholder may no longer propose any candidate for election as a director at our next forthcoming annual meeting of stockholders and may no longer propose any other item of stockholder business for consideration and a vote by our stockholders at our next forthcoming annual meeting of stockholders. For our 2024 Annual Meeting, those dates were between November 18, 2023 and December 18, 2023. For our 2025 annual meeting of stockholders, those dates are between November 15, 2024 and December 15, 2024. The purpose of our advance notice by-laws is to ensure that we can include in our annual proxy statements, for the information of all of our stockholders, all of the actions we or others propose to present for consideration by our stockholders at our annual meetings of stockholders. In addition, the deadline for a stockholder to provide notice under SEC Rule 14a-19, the SEC’s universal proxy rule, of the stockholder’s intent to solicit proxies in support of candidates submitted under our certificate of incorporation and by-laws was February 20, 2024 for our 2024 Annual Meeting and is February 17, 2025 for our 2025 annual meeting of stockholders. Further, any stockholder who, in accordance with and subject to the provisions of Rule 14a-8 of the rules of the SEC and other applicable rules of the SEC, wishes to submit a proposal for inclusion in our proxy statement for our 2025 annual meeting of stockholders must deliver such proposal and an appropriate supporting statement not later than November 15, 2024.

No stockholder has nominated a candidate for election as a Class B director at our 2024 Annual Meeting or proposed the transaction of any other item of stockholder business at our 2024 Annual Meeting. Therefore, under applicable law and our by-laws, at our 2024 Annual Meeting:

•	no stockholder may validly present a nomination of a candidate for election as a Class B director or validly propose any other item of stockholder business; and

•	we will not conduct a vote of our stockholders on any item of stockholder business other than those four items of stockholder business we describe in this proxy statement and in our accompanying notice of our 2024 Annual Meeting and procedural matters related to the conduct of our 2024 Annual Meeting.

We are a Delaware corporation. Therefore, the DGCL, our certificate of incorporation as currently in effect and our by-laws as currently in effect govern the conduct of business at our annual meetings of stockholders, our relationships with our stockholders and the relative rights, powers, duties and obligations of us and our stockholders, directors, nominees for directors, officers and employees.

What is the quorum requirement for the conduct of business at our 2024 Annual Meeting?

Our by-laws provide that the presence, in person or by proxy, of not less than a majority of the aggregate voting power of our outstanding shares of Class A common stock and our outstanding shares of Class B common stock as of the record date for our 2024 Annual Meeting voting together as a single class constitutes a quorum at our 2024 Annual Meeting. Because Donegal Mutual owns approximately 71% of the combined voting power of our outstanding Class A common stock and our outstanding Class B common stock and all of Donegal Mutual’s shares will be present at our 2024 Annual Meeting, a quorum will be present at our 2024 Annual Meeting. Because a quorum will be present at our 2024 Annual Meeting, our stockholders will have the legal power and authority to conduct the four items of stockholder business at our 2024 Annual Meeting that we describe in our notice of our 2024 Annual Meeting and in this proxy statement.

What is the order of business at our 2024 Annual Meeting?

Our by-laws and applicable provisions of the DGCL govern the organization, conduct of business at and the adjournment or postponement of our 2024 Annual Meeting. Our board of directors has designated Kevin G. Burke, our president and chief executive officer, as the presiding officer of our 2024 Annual Meeting. Mr. Burke will call our 2024 Annual Meeting to order and will conduct the business of our 2024 Annual Meeting, including voting upon the four items of stockholder business upon which our stockholders will vote at our 2024 Annual Meeting. Mr. Burke, in his capacity as the presiding officer of our 2024 Annual Meeting, will determine, in his discretion, the order of the items of stockholder business we will conduct at our 2024 Annual Meeting and the procedural manner in which we will conduct the business of our 2024 Annual Meeting. If Mr. Burke is unavailable for any reason, our board of directors will designate a replacement as presiding officer of our 2024 Annual Meeting.

We have historically conducted the voting on the items of stockholder business we submit for a stockholder vote at our annual meetings of stockholders immediately following the calling to order of our annual meetings and the determination of a quorum by the presiding officer of our annual meetings. We currently intend to follow a substantially similar procedure at our 2024 Annual Meeting. After our stockholders have voted on the four items of stockholder business we describe in this proxy statement, and the inspectors of election our board of directors has appointed have tallied the voting on those four items of stockholder business, Kevin G. Burke, our president and chief executive officer, and Jeffrey D. Miller, our executive vice president and chief financial officer, will then discuss our results of operations for 2023 compared to 2022 and our outlook for 2024. After those remarks, the inspectors of election for our 2024 Annual Meeting will announce the results of the voting on the four items of business on which our stockholders have voted at our 2024 Annual Meeting. Then Messrs. Burke and Miller will, as they deem appropriate in their discretion under then prevailing circumstances, recognize stockholders who wish to ask pertinent questions or make comments.

Who is entitled to notice of, and who may vote at, our 2024 Annual Meeting?

Our board of directors established the close of business on March 1, 2024 as the record date for the determination of the holders of our Class A common stock and the holders of our Class B common stock who are entitled to notice of, and to vote at, our 2024 Annual Meeting. We refer to those eligible stockholders as “stockholders of record” in this proxy statement. Stockholders of record, including persons whom a stockholder of record duly and validly appoints as the proxy of such stockholder of record, may attend, and vote at, our 2024 Annual Meeting.

Each share of our Class A common stock held of record for our 2024 Annual Meeting has the right to cast one-tenth of a vote for each nominee for election as a Class B director at our 2024 Annual Meeting and for the other items of stockholder business we submit to a vote of our stockholders at our 2024 Annual Meeting.

Each share of our Class B common stock held of record for our 2024 Annual Meeting has the right to cast one vote for each nominee for election as a Class B director at our 2024 Annual Meeting and for the other items of stockholder business we submit to a vote of our stockholders at our 2024 Annual Meeting.

We recommend that you vote by proxy using one of the methods we describe in this proxy statement under “How do you vote the DGI shares you own that are registered in your name and what is the deadline for voting?”

Computershare, our independent stock transfer agent, has prepared and certified a list of all holders of our Class A common stock and all holders of our Class B common stock outstanding as of the close of business on March 1, 2024, the record date for our 2024 Annual Meeting. If your name appears on that certified list of stockholders, you are a stockholder of record entitled to vote at our 2024 Annual Meeting. For example, you are a stockholder of record if you received this proxy statement and the related materials for our 2024 Annual Meeting directly from us through our mailing agent and not indirectly from another person who is the record holder of the shares you own beneficially, such as a bank, a brokerage firm or other fiduciary or representative.

Our by-laws, in compliance with the DGCL, provide a stockholder of record an opportunity, subject to that stockholder of record’s prior compliance with certain conditions we describe in this proxy statement, during the ten calendar days preceding the date of our 2024 Annual Meeting, to examine, at our principal executive offices in Marietta, Pennsylvania, an alphabetical list of the holders of record for our 2024 Annual Meeting of our Class A common stock and an alphabetical list of the holders of record for our 2024 Annual Meeting of our Class B common stock. We will grant the request of a stockholder of record to make such an examination if:

•	the stockholder of record makes a written request to make such an examination at our principal executive offices during such ten-day period addressed to Jeffrey D. Miller, our executive vice president and chief financial officer; and

•	we determine, in our discretion, that the stockholder of record’s request to examine our stockholder list is proper and legally relevant to one of the four items of stockholder business we will conduct at our 2024 Annual Meeting.

If a stockholder of record does not make such a written request to inspect our list of stockholders within the ten-day period we describe above or if we make a determination, in our discretion, that the stockholder of record’s request for inspection of our list of stockholders within such ten-day period is not proper or not legally relevant to one of the four items of stockholder business we will conduct at our 2024 Annual Meeting, we will not permit that stockholder of record to examine the list of the record holders of our Class A common stock and the record holders of our Class B common stock.

If you are the beneficial owner of shares of our Class A common stock or the beneficial owner of shares of our Class B common stock registered in the name of a bank, broker or other fiduciary or representative, which we also refer to in this proxy statement as shares held in “street name,” we consider you the beneficial owner of the shares your bank, your broker or your other fiduciary or representative holds for you, and we consider your bank, your broker or your other fiduciary or representative the stockholder of record of your shares. Your bank, your broker or your other fiduciary or representative will send you separately, as the beneficial owner, information describing the procedure for you to vote your shares. You should follow the instructions your bank, your broker or your other fiduciary or representative provides to you on how to vote your shares held in street name in the manner you determine.

Which of the items of stockholder business we will conduct at our 2024 Annual Meeting do we consider routine and which do we consider non-routine?

We will transact four items of stockholder business at our 2024 Annual Meeting. We consider these items routine or non-routine as we indicate in the table below:

Item of Business	Routine	Non-Routine
Election of Class B directors		X
Approval of our 2024 equity incentive plan for employees		X
Approval of our 2024 equity incentive plan for directors		X
Ratification of the appointment by our audit committee of KPMG LLP to serve as our independent registered public accounting firm for the year ending December 31, 2024	X

Under applicable rules, a record owner who is not also the beneficial owner, such as a broker, has the authority to vote on routine matters, but may not vote on non-routine matters. If you do not give specific voting instructions to the institution that holds your shares with respect to a non-routine matter, the institution will inform the inspectors of election that it does not have authority to vote on that non-routine matter with respect to your shares. This lack of authority is known as a broker non-vote.

What percentage of the aggregate voting power of our outstanding shares of Class A common stock and our outstanding shares of Class B common stock is necessary to approve the items of stockholder business that will come before our 2024 Annual Meeting?

Election of Four Class B Directors

The four persons our board of directors has nominated for election as Class B directors are the only nominees eligible for election as Class B directors at our 2024 Annual Meeting and any adjournment or postponement of our 2024 Annual Meeting. Our certificate of incorporation and our by-laws do not authorize cumulative voting in the election of our directors. As the DGCL permits and our by-laws provide, we utilize a plurality of the votes cast standard, and not a majority of the outstanding votes cast standard, in determining the election of our directors by our stockholders. Our certificate of incorporation provides that our shares of Class A common stock and our shares of Class B common stock vote together as a single class in the election of our directors. At our 2024 Annual Meeting, our stockholders will elect as Class B directors the four nominees for election as Class B directors who receive the highest number of stockholder votes at our 2024 Annual Meeting. The four persons elected as Class B directors at our 2024 Annual Meeting will serve for a term of three years and until the election of their respective successors and their respective successors take office.

If you properly submit your proxy and mark Withhold Authority for the election of some or all of our nominees for election as Class B directors, the proxies we have named will not vote your shares for the election of the nominee or nominees as Class B directors as to whom you have withheld authority. We will count the shares for which you have withheld authority to vote for the election of Class B directors as present at our 2024 Annual Meeting for the purpose of determining whether a quorum is present at our 2024 Annual Meeting. Because Donegal Mutual will vote all of its shares for the election of the four nominees for Class B directors we name in this proxy statement and Donegal Mutual-owned shares constitute approximately 71% of votes entitled to be cast at our 2024 Annual Meeting, our stockholders will elect those Class B nominees (Dennis J. Bixenman, Kevin M. Kraft, Sr., Jon M. Mahan and Britta H. Schatz) at our 2024 Annual Meeting to serve as Class B directors for a term of three years and until the election of their respective successors and their respective successors take office.

Approval of Our 2024 Equity Incentive Plan for Employees

Approval of our 2024 equity incentive plan for employees requires the affirmative vote of the holders of a majority of the voting power of our outstanding shares of Class A common stock and our outstanding shares of Class B common stock, voting together as a single class, present in person or by proxy and entitled to vote on the proposal at our 2024 Annual Meeting. Because Donegal Mutual will vote all of its shares for the approval of our 2024 equity incentive plan for employees and the Donegal Mutual-owned shares constitute approximately 71% of votes entitled to be cast at our 2024 Annual Meeting, our stockholders will approve our 2024 equity incentive plan for employees at our 2024 Annual Meeting.

Approval of Our 2024 Equity Incentive Plan for Directors

Approval of our 2024 equity incentive plan for directors requires the affirmative vote of the holders of a majority of the voting power of our outstanding shares of Class A common stock and our outstanding shares of Class B common stock, voting together as a single class, present in person or by proxy and entitled to vote on the proposal at our 2024 Annual Meeting. Because Donegal Mutual will vote all of its shares for the approval of our 2024 equity incentive plan for directors and the Donegal Mutual-owned shares constitute approximately 71% of votes entitled to be cast at our 2024 Annual Meeting, our stockholders will approve our 2024 equity incentive plan for directors at our 2024 Annual Meeting.

Ratification of the Appointment by Our Audit Committee of KPMG LLP to Serve as Our Independent Registered Public Accounting Firm for 2024

Ratification of the appointment by our audit committee of KPMG LLP to serve as our independent registered public accounting firm for our fiscal year ending December 31, 2024 requires the affirmative vote of the holders of a majority of the voting power of our outstanding shares of Class A common stock and our outstanding shares of Class B common stock, voting together as a single class, present, including by proxy, and entitled to vote on the proposal at our 2024 Annual Meeting. Because Donegal Mutual will vote all of its shares for ratification of the appointment by our audit committee of KPMG LLP to serve as our independent registered public accounting firm for 2024 and the Donegal Mutual-owned shares constitute approximately 71% of the votes entitled to be cast at our 2024 Annual Meeting, our stockholders will approve the ratification of the appointment by our audit committee of KPMG LLP to serve as our independent registered public accounting firm for 2024.

Broker Non-Votes

Broker non-votes are shares brokers or nominees hold of record in their name for which such brokers or nominees do not have discretionary voting power on the item to be voted upon and may not vote on the item because the broker or nominee has not received voting instructions from the beneficial owner of those shares. Broker non-votes, if any, will be treated as votes present for the purpose of determining a quorum at our 2024 Annual Meeting but will not affect the outcome of any matter we submit to a vote of our stockholders at our 2024 Annual Meeting. The following table summarizes the four items of stockholder business our stockholders will vote upon at our 2024 Annual Meeting and the voting options, vote required, effect of abstentions and effect of broker non-votes for each item.

Proposals for Your Vote	Voting Options	Vote Required	Effect of Abstentions	Effect of Broker Non-Votes
Election of four Class B directors	“For” or “Withhold”	Plurality of the votes cast	No effect	No effect

Approval of our 2024 Equity Incentive Plan for Employees	“For,” “Against” or “Abstain”	Majority of votes cast	No effect	No effect

Approval of our 2024 Equity Incentive Plan for Directors	“For,” “Against” or “Abstain”	Majority of votes cast	No effect	No effect

Ratification of appointment of independent public accounting firm	“For,” “Against” or “Abstain”	Majority of votes cast	No effect	Brokers have discretion to vote

What are the voting rights of our stockholders?

At the close of business on March 1, 2024, we had outstanding:

•	27,816,654 shares of our Class A common stock, each share of which entitles its holder to cast one-tenth of a vote per share with respect to each matter we submit to a vote of our stockholders at our 2024 Annual Meeting; and

•	5,576,775 shares of our Class B common stock, each share of which entitles its holder to cast one vote per share with respect to each matter we submit to a vote of our stockholders at our 2024 Annual Meeting.

In summary:

•	the holders of record of all of our outstanding shares of Class A common stock have the right to cast a total of 2,781,665 votes on each matter we submit to a vote of our stockholders at our 2024 Annual Meeting;

•	the holders of record of all of our outstanding shares of Class B common stock have the right to cast a total of 5,576,775 votes on each matter we submit to a vote of our stockholders at our 2024 Annual Meeting; and

•	the holders of record of all of our outstanding shares of Class A common stock and the holders of record of all of our outstanding shares of Class B common stock voting together as a single class have the right to cast a total of 8,358,440 votes on each matter we submit to a vote of our stockholders at our 2024 Annual Meeting.

At the close of business on March 1, 2024, Donegal Mutual owned of record and beneficially 12,095,090 shares, or approximately 43.5%, of our outstanding Class A common stock, and 4,708,570 shares, or 84.4%, of our outstanding Class B common stock. Donegal Mutual therefore has the right to cast votes that constitute approximately 71% of the combined voting power at our 2024 Annual Meeting on each matter we submit to a vote of our stockholders at our 2024 Annual Meeting.

Donegal Mutual has advised us that it will vote all of its shares of our Class A common stock and all of its shares of our Class B common stock at our 2024 Annual Meeting as follows:

•	for the election of Dennis J. Bixenman, Kevin M. Kraft, Sr., Jon M. Mahan and Britta H. Schatz to serve as Class B directors, each for a term of three years and until the election of their respective successors and their respective successors take office;

•	for the approval of our proposal to adopt our 2024 equity incentive plan for employees;

•	for the approval of our proposal to adopt our 2024 equity incentive plan for directors; and

•	for the ratification of the appointment by our audit committee of KPMG LLP to serve as our independent registered public accounting firm for our fiscal year ending December 31, 2024.

As a result, based on the information Donegal Mutual furnished to us as to how Donegal Mutual will vote its shares at our 2024 Annual Meeting and because Donegal Mutual-owned shares constitute approximately 71% of votes entitled to be cast at our 2024 Annual Meeting, we anticipate our stockholders will, at our 2024 Annual Meeting:

•	elect Dennis J. Bixenman, Kevin M. Kraft, Sr., Jon M. Mahan and Britta H. Schatz to serve as Class B directors, each for a term of three years and until the election of their respective successors and their respective successors take office;

•	approve our proposal to adopt our 2024 equity incentive plan for employees;

•	approve our proposal to adopt our 2024 equity incentive plan for directors; and

•	ratify the appointment by our audit committee of KPMG LLP to serve as our independent registered public accounting firm for our fiscal year ending December 31, 2024.

How do you vote the DGI shares you own that are registered in your name and what is the deadline for voting?

If the certified list our transfer agent prepared of the holders of our Class A common stock and the holders of our Class B common stock as of the record date includes your name, you are a stockholder of record and you may attend our 2024 Annual Meeting and vote during our 2024 Annual Meeting webcast or by proxy on the items of stockholder business we submit to a vote of our stockholders at our 2024 Annual Meeting.

You may vote by using one of the following four methods:

Vote during our 2024 Annual Meeting webcast – attend our 2024 Annual Meeting live webcast at www.virtualshareholdermeeting.com/DGICA2024 and cast a vote by following the instructions provided in the webcast portal. Have your proxy card available when you access the webcast.

Vote by telephone – use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week by dialing 1-800-690-6903. Have your proxy card available when you call.

Vote via the Internet – use the Internet to vote your proxy 24 hours a day, 7 days a week at www.proxyvote.com. Have your proxy card available when you access the website.

Vote by mail – mark, sign and date the proxy card we have mailed to you and return it in the postage-prepaid envelope we mailed to you along with this proxy statement and our other proxy solicitation materials for our 2024 Annual Meeting.

The deadline for stockholders of record to vote at our 2024 Annual Meeting by telephone or via the Internet is 11:59 p.m., local time, on April 17, 2024 for shares held directly and 11:59 p.m., local time, on April 15, 2024 for shares held in the 401(k) Plan of Donegal Mutual. The deadline for our receipt of proxies submitted by mail or by express delivery services for voting at our 2024 Annual Meeting is 3:00 p.m., local time, on April 17, 2024. If you vote by proxy, the proxies our board of directors has appointed will vote your shares as you direct on any proxy card you return by mail, by telephone or via the Internet.

If a broker, bank or other fiduciary or representative is the holder of record of your shares, see “How do you vote the DGI shares you own beneficially that are registered in the name of another person?” below.

How do you vote the DGI shares you own beneficially that are registered in the name of another person?

If you are not a stockholder of record, but you are a “beneficial owner” of our Class A common stock or our Class B common stock at the close of business on March 1, 2024, which means that the list of our stockholders of record at the close of business on March 1, 2024 our transfer agent prepared does not include your name but instead the name of the bank, broker or other fiduciary or representative who is the holder of record of your shares, you must either direct the holder of record of your shares to vote your shares on your behalf on the items of stockholder business upon which our stockholders will vote at our 2024 Annual Meeting or you must obtain a form of proxy from your holder of record that you may then vote as if you were the holder of record. Your broker does not have the discretion to vote your shares on:

•	the election of four Class B directors;

•	our proposal to adopt our 2024 equity incentive plan for employees; or

•	our proposal to adopt our 2024 equity incentive plan for directors.

Your broker, however, does have the discretion to vote your shares on routine matters at our 2024 Annual Meeting. The stockholder ratification of the appointment by our audit committee of KPMG LLP to serve as our independent registered public accounting firm for our fiscal year ending December 31, 2024 is a routine matter as to which your broker may exercise discretionary voting power.

If you are a “beneficial owner” of our Class A common stock or our Class B common stock and desire to attend our 2024 Annual Meeting and vote the shares you beneficially own during our 2024 Annual Meeting live webcast, you must obtain a proxy from your holder of record that you may vote as if you were the holder of record and not direct your holder of record how to vote. Your holder of record is generally the bank, broker or other fiduciary or representative who holds your shares in its name on your behalf.

How does our board of directors recommend our stockholders vote at our 2024 Annual Meeting?

Our board of directors unanimously recommends that each of our stockholders complete such stockholder’s proxy and vote as follows:

•	For the election of Dennis J. Bixenman, Kevin M. Kraft, Sr., Jon M. Mahan and Britta H. Schatz to serve as Class B directors, each for a term of three years and until the election of their respective successors and their respective successors take office;

•	For approval of our proposal to adopt our 2024 equity incentive plan for employees;

•	For approval of our proposal to adopt our 2024 equity incentive plan for directors; and

•	For ratification of the appointment by our audit committee of KPMG LLP to serve as our independent registered public accounting firm for our fiscal year ending December 31, 2024.

Unless you mark your proxy card to the contrary, the proxies our board of directors has appointed will vote your shares represented by a duly completed proxy as follows:

•	For the election of the four nominees for Class B directors we name in this proxy statement;

•	For approval of our proposal to adopt our 2024 equity incentive plan for employees;

•	For approval of our proposal to adopt our 2024 equity incentive plan for directors; and

•	For ratification of the appointment by our audit committee of KPMG LLP to serve as our independent registered public accounting firm for our fiscal year ending December 31, 2024.

May you change your vote after you have voted by proxy but before the commencement of voting at our 2024 Annual Meeting?

Yes. You may revoke your proxy at any time prior to the time when voting closes during our 2024 Annual Meeting. If you are a stockholder of record, you may revoke your proxy by timely:

•	submitting to our corporate secretary a notice of revocation of your proxy by telephone, via the Internet or by mail at Donegal Group Inc., P.O. Box 302, Marietta, PA 17547;

•	returning a second proxy dated later than the date of your first proxy by telephone, via the Internet or by mail; or

•	voting during our 2024 Annual Meeting live webcast.

If you are a beneficial owner, you must contact the bank, broker, nominee, other fiduciary or representative or other person that is the holder of record of the shares you own in order to revoke your voting instructions or to change your vote.

If you have any questions about our 2024 Annual Meeting or voting your shares, please call Jeffrey D. Miller, our executive vice president and chief financial officer, at 1-800-877-0600 or e-mail Mr. Miller at jeffmiller@donegalgroup.com.

What should you do if you need technical assistance during our 2024 Annual Meeting webcast?

If you encounter any difficulties accessing or participating in our 2024 Annual Meeting webcast, please call the technical support telephone number that will be shown on the website we use for our 2024 Annual Meeting.

Where can you find the voting results of our 2024 Annual Meeting?

We will announce preliminary voting results at our 2024 Annual Meeting. The inspectors of election will tally final voting results after the taking of the vote at our 2024 Annual Meeting. We will publish the final voting results in a Current Report on Form 8-K, which we are required to file with the SEC.

OUR BUSINESS STRATEGIES

Our business strategies seek to enhance stockholder value by pursuing prudent revenue growth as well as improving operating efficiencies in order to sustain and improve the long-term, cost-effectiveness and operating profits of our businesses. Our board of directors and management regularly evaluate our business strategies and concentrate on improving our long-term, sustainable earnings. We focus on:

•	achieving sustained excellent financial performance by carefully selecting product lines and individual risks, utilizing data analytics and predictive modeling tools to inform risk selection and pricing decisions, managing property exposures in catastrophe-prone areas and evaluating claims history on a regular basis to analyze the adequacy of the underwriting guidelines and product pricing of our insurance subsidiaries;

•	strategically modernizing our operations and processes to transform our business through the utilization of technology, development and expansion of risk-based pricing segmentation, analytical innovation, predictive modeling solutions, formal data strategies, performance monitoring, enhanced reporting mechanisms and process excellence;

•	capitalizing on opportunities to grow profitably by expanding organically within the existing markets of our insurance subsidiaries, developing, maintaining and expanding quality independent insurance agency representation and executing state-specific strategies for growth or reduction of premiums, agency distribution and enhanced profit generation over the next several years;

•	delivering a superior experience to agents and policyholders by providing fully automated underwriting and policy issuance portals that substantially ease data entry and facilitate the quoting and issuance of policies for the independent agents of our insurance subsidiaries and providing a consistently responsive level of claims service, underwriting and customer support; and

•	exploring opportunities to acquire property and casualty insurance companies to augment the organic growth of our insurance subsidiaries and expand our business in a given region over time.

CERTAIN BENEFICIAL OWNERS OF OUR CLASS A COMMON STOCK

AND OUR CLASS B COMMON STOCK

Beneficial Owners of 5% or More of Our Class A Common Stock or Our Class B Common Stock

The table below lists each person whom we believe beneficially owned 5% or more of the outstanding shares of our Class A common stock (NASDAQ symbol DGICA) or 5% or more of the outstanding shares of our Class B common stock (NASDAQ symbol DGICB), in each case, as of the close of business on March 1, 2024.

	Class A Common Stock		Class B Common Stock
Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent Owned	Shares Beneficially Owned	Percent Owned

Donegal Mutual Insurance Company 1195 River Road Marietta, PA 17547	12,095,090	43.5%	4,708,570	84.4%
Dimensional Fund Advisors LP(1) 6300 Bee Cave Road Austin, TX 78746	1,825,664	6.6	—	—
BlackRock, Inc.(2) 50 Hudson Yards New York, NY 10001	1,565,052	5.6	—	—

(1)	Dimensional Fund Advisors LP reported the ownership information shown in the above table in a Schedule 13G/A it filed with the SEC on February 9, 2024. Dimensional Fund Advisors LP disclaims beneficial ownership of these shares.

(2)	BlackRock, Inc. reported the ownership information shown in the above table in a Schedule 13G/A it filed with the SEC on January 29, 2024.

The Beneficial Ownership of Our Stock by Our Directors and Executive Officers

The following table shows the amount and the percentage of the outstanding shares of our Class A common stock and the amount and the percentage of the outstanding shares of our Class B common stock that each of our directors, each of our nominees for director and named executive officers and our directors, nominees for director and executive officers as a group owned beneficially at the close of business on March 1, 2024. The total shares shown for each person includes shares the person owned jointly, in whole or in part, with the person’s spouse, or owned individually by the person’s spouse and shares purchasable upon the exercise of stock options that were exercisable as of March 1, 2024 or that become exercisable within 60 days after March 1, 2024. The ownership of each director, nominee for director and named executive officer is less than 1% unless the table below indicates otherwise.

	Class A Common Stock		Class B Common Stock
Name of Individual or Identity of Group(1)	Shares Beneficially Owned	Percent Owned	Shares Beneficially Owned	Percent Owned
Directors and Director Nominee:
Scott A. Berlucchi	29,897	—	—	—
Dennis J. Bixenman	29,155	—	—	—
Kevin G. Burke	154,243	—	—	—
Jack L. Hess	114,212	—	—	—
Barry C. Huber	30,867	—	—	—
David C. King	11,000	—	—	—
Kevin M. Kraft, Sr.	34,436	—	—	—
Jon M. Mahan	30,488	—	—	—
S. Trezevant Moore, Jr.	47,155	—	1,000	—
Britta H. Schatz	500	—	—	—
Annette B. Szady	11,000	—	—	—
Richard D. Wampler, II(2)	31,602	—	—	—

Named Executive Officers:
Jeffrey D. Miller	189,578	—	584	—
Jeffery T. Hay	32,355	—	—	—
Sanjay Pandey	146,487	—	—	—
Daniel J. Wagner	204,811	—	166	—

All directors and executive officers as a group (25 persons)	1,668,479	5.7	1,750	—

(1)	Each director or director nominee we name above holds currently exercisable stock options or options that become exercisable within 60 days after March 1, 2024 to purchase 21,500 shares of our Class A common stock with the exception of the following directors:

•	Mr. Burke holds currently exercisable stock options to purchase 141,000 shares of our Class A common stock;

•	Mr. Huber holds currently exercisable stock options to purchase 16,000 shares of our Class A common stock;

•	Mr. King and Mrs. Szady hold currently exercisable stock options to purchase 9,000 shares of our Class A common stock; and

•	Mrs. Schatz holds currently no exercisable stock options to purchase shares of our Class A common stock.

(2)	Mr. Wampler, a Class B director, is not standing for re-election at our 2024 Annual Meeting.

The named executive officers listed below hold currently exercisable stock options or options that become exercisable within 60 days after March 1, 2024 to purchase shares of our Class A common stock included in the table above as follows:

Mr. Miller	-	130,000 shares;
Mr. Hay	-	28,000 shares;
Mr. Pandey	-	114,000 shares; and
Mr. Wagner	-	114,000 shares.

The directors and executive officers as a group hold currently exercisable stock options or options that become exercisable within 60 days after March 1, 2024 to purchase 1,258,499 shares of our Class A common stock.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires that each of our directors, each of our executive officers and any person who owns 10% or more of the outstanding shares of our Class A common stock or 10% or more of the outstanding shares of our Class B common stock file with the SEC initial reports of their ownership of 10% or more of our Class A common stock or 10% or more of our Class B common stock as well as reports of subsequent changes in that ownership. Such persons must also furnish us with copies of all reports they file with the SEC pursuant to Section 16(a). As a practical matter, we assist our executive officers and directors in completing these filings on a timely basis by monitoring such transactions and completing and filing such SEC reports on behalf of those executive officers and directors who request us to do so.

Based solely upon our review of the Section 16(a) filings our executive officers and directors made with the SEC during 2023 and written representations we received with respect to 2023 from our directors and executive officers, we believe that during 2023 all of our directors and executive officers filed all required Section 16(a) reports on a timely basis, except that Donegal Mutual made late filings of two Form 4 reports reporting the purchases of 3,879 and 4,700 shares of our Class A common stock, respectively.

THE RELATIONSHIP OF DONEGAL MUTUAL AND DGI

Introduction

Donegal Mutual and DGI’s insurance subsidiaries conduct business together as the Donegal Insurance Group in 23 Mid-Atlantic, Midwestern, New England, Southern and Southwestern states. During 2023, A.M. Best Company reported that the Donegal Insurance Group ranked as the 87th largest property and casualty insurance group in the United States based on its net premiums written in 2022. A.M. Best Company has assigned its financial strength rating of A (Excellent) to the Donegal Insurance Group. The Donegal Insurance Group has received an A.M. Best financial strength rating of A (Excellent) for the last 31 successive years.

Donegal Mutual's Controlling Interest in Our Common Stock

We have two outstanding classes of common stock, our Class A common stock and our Class B common stock. Our Class A common stock has one-tenth of a vote per share and our Class B common stock has one vote per share.

Donegal Mutual currently owns approximately 43.5% of our outstanding Class A common stock and 84.4% of our outstanding Class B common stock. Donegal Mutual therefore currently has the right to cast votes that constitute approximately 71% of the combined voting power of our outstanding common stock.

The principal benefit to us from our two-class capital structure is our ability to issue our Class A common stock or securities convertible into or exchangeable for our Class A common stock for financing, acquisition and compensation purposes without materially adversely affecting the relative voting power of any of our stockholders, including Donegal Mutual.

Every holder of our Class A common stock and every holder of our Class B common stock who owns shares of our Class A common stock or our Class B common stock has purchased our Class A common stock or our Class B common stock with the prior knowledge and consistent disclosure by us that Donegal Mutual has, since our formation in 1986, held majority voting control of us and intends to maintain that majority control for the long-term future. Our board of directors believes that Donegal Mutual’s majority voting control of us is in our long-term best interests and the long-term best interests of Donegal Mutual.

Our insurance subsidiaries paid a total of $13.0 million in dividends to us during 2023. We also received $8.6 million from the issuance of Class A common stock, primarily related to our stock-based compensation plans, in 2023. These dividends and proceeds from stock issuance were the primary sources of the funds we utilized to pay quarterly cash dividends to our stockholders in 2023. We paid $21.9 million in dividends to our stockholders in 2023, of which Donegal Mutual received $10.8 million based on its ownership of shares of our Class A common stock and shares of our Class B common stock on the respective record dates for the dividends we paid during 2023.

The Interrelated Operations of Donegal Mutual and Our Insurance Subsidiaries

Donegal Mutual and our insurance subsidiaries conduct business together as the Donegal Insurance Group, while each entity retains its separate legal and corporate existence. As the Donegal Insurance Group, Donegal Mutual and our insurance subsidiaries share a combined business plan to enhance market penetration and underwriting profitability. As such, Donegal Mutual and our insurance subsidiaries share the same business philosophies, the same management, the same employees and the same facilities and offer the same types of insurance products.

The products Donegal Mutual and our insurance subsidiaries offer are generally complementary, which permits the Donegal Insurance Group to offer a broad range of products in a given market and to expand the Donegal Insurance Group’s ability to service an entire personal lines or commercial lines account. Distinctions within the products Donegal Mutual and our insurance subsidiaries offer generally relate to specific risk profiles within similar classes of business, such as preferred tier products versus standard tier products. Donegal Mutual and we do not allocate all of the standard risk gradients to one company. As a result, the underwriting results of the business the individual companies write directly will vary.

As a result of reviews that occurred in February 2024 and March 2024, both our board of directors and Donegal Mutual’s board of directors reaffirmed their respective belief that the Donegal Mutual-DGI structure and the inter-company relationships between Donegal Mutual and DGI and its insurance subsidiaries we describe in this proxy statement continue to be appropriate for the respective businesses and operations of Donegal Mutual and of DGI and our insurance subsidiaries. Our board of directors reaffirmed in March 2024 that preservation of the relationship between Donegal Mutual and us and our status as a public company of which Donegal Mutual owns approximately 71% of the combined voting power of our Class A common stock and our Class B common stock is in the collective best interests of the constituencies that we and Donegal Mutual serve, including:

•	our stockholders;

•	the policyholders of our insurance subsidiaries and the policyholders of Donegal Mutual;

•	Donegal Mutual’s employees who provide services to us and our insurance subsidiaries pursuant to a services agreement we describe later in this proxy statement;

•	the independent insurance agents who represent Donegal Mutual and our insurance subsidiaries; and

•	the local communities in which Donegal Mutual, we and our insurance subsidiaries maintain offices.

We believe our relationships with Donegal Mutual we describe in this proxy statement provide the Donegal Insurance Group with a number of important business benefits, including the following:

•	facilitating the stable management, consistent underwriting discipline, external growth and long-term profitability of the Donegal Insurance Group;

•	creating operational and expense synergies given the combined resources and operating efficiencies of the member companies of the Donegal Insurance Group;

•	providing Donegal Mutual and Atlantic States with a significantly larger underwriting capacity than either company could achieve independently because of the underwriting pool Donegal Mutual and Atlantic States maintain;

•	enhancing our opportunities to expand by acquisition because of the ability of Donegal Mutual to acquire control of other mutual insurance companies, reinsure substantially all of their insurance business and place such reinsured business in the underwriting pool; and

•	producing more uniform and stable underwriting results for the Donegal Insurance Group than any of the individual member companies could achieve without the relationships between Donegal Mutual and our insurance subsidiaries we describe in this proxy statement.

Inter-Company Transactions

Since the establishment of Atlantic States as our wholly owned property and casualty insurance company and our downstream insurance holding company system in 1986, Donegal Mutual and Atlantic States have been parties to a proportional reinsurance agreement, or pooling agreement. Under the pooling agreement, Donegal Mutual and Atlantic States contribute substantially all of their direct written business to the pool and receive an allocated percentage of the pooled underwriting results, excluding certain reinsurance Donegal Mutual assumes from our insurance subsidiaries. In addition, Donegal Mutual has a 100% quota-share reinsurance agreement with Southern Mutual Insurance Company, or Southern Mutual, and Donegal Mutual places its assumed business from Southern Mutual into the underwriting pool. Atlantic States has an 80% share of the results of the pool, and Donegal Mutual has a 20% share of the results of the pool. The intent of the pooling agreement is to produce more uniform and stable underwriting results from year to year for each pool participant than they would experience individually and to spread the risk of loss between the participants based on each participant’s relative amount of surplus and relative access to capital. Each participant in the pool has at its disposal the capacity of the entire pool, rather than being limited to policy exposures of a size commensurate with its own capital and surplus. The business Atlantic States derives from the underwriting pool represents a significant percentage of our total consolidated revenues.

In addition to the pooling agreement, our insurance subsidiaries, in the ordinary course of their businesses, had a catastrophic reinsurance agreement with Donegal Mutual in place during 2023. The agreement provided coverage under any one catastrophic occurrence above $3.0 million, with a combined retention of $6.0 million for a catastrophic occurrence involving a combination of those companies, up to the amount Donegal Mutual and our insurance subsidiaries retain under catastrophe reinsurance agreements with unaffiliated reinsurers. The coordinating committee reviews this reinsurance agreement annually so as to achieve relative parity between Donegal Mutual and our insurance subsidiaries between the reinsurance premiums Donegal Mutual charges our insurance subsidiaries for the reinsurance and the losses Donegal Mutual incurs under the reinsurance it provides to our insurance subsidiaries over a period of several years. We believe this reinsurance arrangement between Donegal Mutual and our insurance subsidiaries is no less favorable to our insurance subsidiaries than the terms and conditions of reinsurance available to our insurance subsidiaries from independent reinsurers. The parties renewed this reinsurance agreement on similar terms for 2024.

Donegal Mutual provides facilities, management and other services to us and our insurance subsidiaries. In addition, Donegal Mutual purchases and maintains the information technology systems that support the business of Donegal Mutual and our insurance subsidiaries. Donegal Mutual allocates certain related expenses to Atlantic States in accordance with the relative participation of Donegal Mutual and Atlantic States in the pooling agreement. Our insurance subsidiaries other than Atlantic States reimburse Donegal Mutual for allocated costs of services Donegal Mutual provides on their behalf based on their proportion of the total direct premiums written of the Donegal Insurance Group and other metrics. Allocated expenses from Donegal Mutual for services it provided to Atlantic States and our other insurance subsidiaries totaled $219.0 million in 2023, compared to $199.2 million in 2022.

Donegal Mutual is currently in the midst of a multi-year effort to modernize certain of its key technology infrastructure and application systems. These new systems are intended to provide various benefits to the member companies of the Donegal Insurance Group, including streamlined workflows and business processes, service enhancements for their agents and policyholders, opportunities to implement new product models and innovative business solutions, greater utilization of data analytics and operational efficiencies. Our insurance subsidiaries began to issue workers’ compensation policies from the new systems following the first release in 2020 and began to issue personal lines policies from the new systems following the second release in 2021. Our insurance subsidiaries began to issue three commercial lines of business with enhanced straight-through-processing capabilities from the new systems following a third release in 2023. In 2024 and over the next several years, Donegal Mutual expects to implement new systems for the remaining lines of business that the Donegal Insurance Group offers currently. Donegal Mutual allocated $10.5 million and $7.6 million of related costs to our insurance subsidiaries in 2023 and 2022, respectively. Donegal Mutual will allocate to our insurance subsidiaries their proportionate share of the remaining $40.9 million of its costs for the first three releases over the next five years.

We refer you to Note 3 of the Notes to our Consolidated Financial Statements we include in our 2023 Annual Report for further information about the inter-company transactions between Donegal Mutual and our insurance subsidiaries.

The Coordinating Committee

Donegal Mutual and we maintain a coordinating committee that consists of two members of our board of directors, neither of whom is a member of Donegal Mutual’s board of directors, and two members of Donegal Mutual’s board of directors, neither of whom is a member of our board of directors. The purpose of the coordinating committee is to maintain a process for an ongoing evaluation of the fairness of the terms of all transactions between Donegal Mutual and its policyholders, on the one hand, and our insurance subsidiaries, us and our stockholders, on the other hand.

Any change to an agreement between Donegal Mutual, on the one hand, and us or any of our insurance subsidiaries, on the other hand, or any new agreement between Donegal Mutual, on the one hand, and us or any of our insurance subsidiaries, on the other hand, is also subject to the applicable provisions of the Pennsylvania Insurance Company Law of 1921, as amended, and the PHCA, as well as the laws of the other states of domicile of our insurance subsidiaries.

The coordinating committee will only approve a new agreement between Donegal Mutual and us or Donegal Mutual and one or more of our insurance subsidiaries or a change in an existing agreement between Donegal Mutual and us or Donegal Mutual and one or more of our insurance subsidiaries if:

•	both of our members on the coordinating committee determine that the new agreement or the change in an existing agreement is fair and equitable to us and in the best interests of our stockholders; and

•	both of Donegal Mutual’s members on the coordinating committee determine that the new agreement or the change in an existing agreement is fair and equitable to Donegal Mutual and in the best interests of Donegal Mutual’s policyholders.

After the coordinating committee approves the new agreement or the change in an existing agreement, our board of directors and Donegal Mutual’s board of directors must each approve the new agreement or the change in an existing agreement.

The coordinating committee meets annually during the first two months of each year to review each continuing agreement and each on-going transaction between Donegal Mutual and us or one or more of our insurance subsidiaries, including the various reinsurance agreements between Donegal Mutual and our insurance subsidiaries. The purpose of this annual review is to examine the results of these reinsurance agreements over a period of several years and to determine if the results of the existing agreements between Donegal Mutual and us and our insurance subsidiaries over an extended time period remain fair and equitable to us and our stockholders and fair and equitable to Donegal Mutual and its policyholders or if Donegal Mutual or if we should mutually agree to certain adjustments. In the case of these agreements, the adjustments typically consist of adjustments to the reinsurance premiums, the level at which the reinsurance attaches and the reinsurance reinstatement premiums. The intent of any changes is to achieve relative parity between Donegal Mutual, on the one hand, and us or one or more of our insurance subsidiaries, on the other hand, over a period of several years. These agreements are on-going in nature and will continue in effect throughout 2024 in the ordinary course of our business and the business of our insurance subsidiaries and in the ordinary course of the business of Donegal Mutual.

On January 30, 2024, the coordinating committee met and determined that the proposed terms of these agreements for 2024 were fair and equitable to our insurance subsidiaries and our stockholders and fair and equitable to Donegal Mutual and its policyholders. Accordingly, the coordinating committee unanimously approved the continuation of the terms of such agreements and transactions, with non-material adjustments, through the next scheduled annual review during the first two months of 2025.

Barry C. Huber and Richard D. Wampler, II were our members of the coordinating committee during 2023. Mr. Wampler informed us that he would not stand for reelection for a new term upon the expiration of his current term as a Class B director at our 2024 Annual Meeting. Certain biographical information about Mr. Huber appears later in this proxy statement under the caption “Election of Directors.” Certain biographical information about Mr. Wampler is as follows:

Mr. Wampler has been a director of us since 2004. Mr. Wampler served as principal of the accounting firm of Brown Schultz Sheridan & Fritz from 1998 to 2005. For 28 prior years, Mr. Wampler was a partner in the accounting firm of KPMG LLP. His practice focused on property and casualty insurance companies.

Michael W. Brubaker and Cyril J. Greenya were Donegal Mutual’s members of the coordinating committee during 2023. Michael K. Callahan became a Donegal Mutual member of the coordinating committee following Mr. Greenya's death in January 2024. Certain biographical information about Messrs. Brubaker, Callahan and Greenya is as follows:

Mr. Brubaker, age 66, has been a director of Donegal Mutual since 2016. Mr. Brubaker is a partner of Principled Strategies, a business consultancy in Lititz, Pennsylvania, since 2018. Mr. Brubaker served as chief executive officer of Blackford Ventures, LLC, a private equity and real estate investment firm in Lancaster, Pennsylvania, from 2015 to 2018. From 2006 through 2014, Mr. Brubaker served as a Pennsylvania State Senator. Mr. Brubaker beneficially owns 21,566 shares of our Class A common stock and does not own beneficially any shares of our Class B common stock. As director compensation in 2023, Donegal Mutual paid Mr. Brubaker cash fees of $91,000 and granted him a restricted stock award of 500 shares of our Class A common stock with a value at the time of issuance in January 2023 of $7,100. Mr. Brubaker received $500 in cash fees as compensation from Donegal Mutual for the meeting of the coordinating committee he attended as one of Donegal Mutual’s members on the coordinating committee during 2023 and stock options to purchase 4,500 shares of our Class A common stock at an exercise price of $13.87 per share.

Mr. Callahan, age 65, has been a director of Donegal Mutual since 2009. Mr. Callahan has served as Chairman of the Board of Benchmark Construction Company, Inc. since 2020 after serving as President of that firm from 2009 to 2020. Mr. Callahan beneficially owns 30,323 shares of our Class A common stock and does not own beneficially any shares of our Class B common stock. As director compensation in 2023, Donegal Mutual paid Mr. Callahan cash fees of $103,100 and granted him a restricted stock award of 500 shares of our Class A common stock with a value at the time of issuance in January 2023 of $7,100. Mr. Callahan received stock options to purchase 4,500 shares of our Class A common stock at an exercise price of $13.87 per share.

Mr. Greenya was a director of Donegal Mutual from 2006 through January 2024. Mr. Greenya served as Senior Vice President and Chief Underwriting Officer of Donegal Mutual and us from 2005 until his retirement in March 2020. Mr. Greenya served in various other positions for Donegal Mutual from 1971 to 2005. Mr. Greenya beneficially owns 64,569 shares of our Class A common stock and owns 820 shares of our Class B common stock. As director compensation in 2023, Donegal Mutual paid Mr. Greenya cash fees of $91,000 and granted him a restricted stock award of 500 shares of our Class A common stock with a value at the time of issuance in January 2023 of $7,100. Mr. Greenya received $500 in cash fees as compensation from Donegal Mutual for the meeting of the coordinating committee he attended as one of Donegal Mutual’s members on the coordinating committee during 2023 and stock options to purchase 4,500 shares of our Class A common stock during 2023 at an exercise price of $13.87 per share.

The Risk Management Committee

The Donegal Insurance Group maintains a risk management committee that consists of 16 officers of Donegal Mutual, 13 of whom are also officers of DGI. The purpose of the risk management committee is to assess and monitor the major strategic, operational, regulatory, informational and external risks that affect the business the Donegal Insurance Group transacts and the internal and external resources of the Donegal Insurance Group for assessing and controlling such risks. The Donegal Insurance Group’s risk management committee meets quarterly, and annually evaluates its performance of its responsibilities. The risk management committee submits reports to our board of directors no less frequently than quarterly.

The responsibilities of the risk management committee on behalf of the Donegal Insurance Group include:

•	evaluating the effectiveness of the Donegal Insurance Group’s assessment and management of the risks that may be material to the Donegal Insurance Group;

•	developing and recommending policies and procedures relating to risk assessment, risk management and risk reporting;

•	oversight of our system of disclosure controls and system of internal controls over financial reporting;

•	complying with applicable legal and regulatory requirements;

•	assessing the Donegal Insurance Group’s risk management, legal compliance and risk-control activities and the adequacy of such activities in identifying, assessing and monitoring the risks that confront the Donegal Insurance Group;

•	reporting periodically to the respective boards of directors of Donegal Mutual and us, including providing a relative ranking of the strategic, operational, regulatory, informational and external risks that affect the business the Donegal Insurance Group transacts; and

•	analyzing annually the committee’s performance of the responsibilities assigned to it.

Our financial reporting, risk management and internal audit areas serve as our primary monitoring and testing functions for our overall policies and procedures for the day-to-day oversight of our risk management systems and controls. This oversight includes identifying, evaluating and addressing risks that may exist at the enterprise, strategic, financial, operational, compliance and reporting levels.

CORPORATE GOVERNANCE

Our board of directors maintains corporate governance guidelines to assist the committees of our board of directors in the discharge of their respective responsibilities. Each committee of our board of directors has a written charter that sets forth the purposes, goals and responsibilities of the committee as well as the qualifications for committee membership, procedures for the appointment and replacement of committee members, committee structure and operations and committee reporting to our board of directors. Each of the committees of our board of directors, in its discretion, and at our expense, may retain other advisors, including, but not limited to, legal and financial advisors, to assist the committee in the discharge of the responsibilities of the committee as set forth in its charter. You may view the charters of our executive committee, our audit committee, our nominating committee and our compensation committee on our website at www.donegalgroup.com. The charters of the committees of our board of directors provide our stockholders with a description of the manner in which the committees of our board of directors operate.

The Composition of Our Board of Directors

Our by-laws provide that the number of members of our board of directors shall not be less than seven nor more than 12. Our board of directors annually fixes the number of members of our board of directors within these limits, and may increase or decrease the size of our board of directors from time to time. For 2024, our board of directors has fixed the number of members of our board of directors at 11. Our board of directors consists of three classes, with the three-year terms of one of the classes expiring at three successive annual meetings and upon the taking of office by each member of the newly elected class of directors.

We constitute a “controlled company” under applicable NASDAQ regulations because Donegal Mutual owns more than a majority of the aggregate voting power of the outstanding shares of our Class A common stock and the outstanding shares of our Class B common stock. As a controlled company, we are exempt from a number of NASDAQ corporate governance requirements, including the NASDAQ requirement that a majority of the members of our board of directors be independent.

The composition of our board of directors is, however, subject to the corporate governance rules of the PHCA. The PHCA requires that the board of directors of a Pennsylvania-domiciled insurance company or of a company that controls a Pennsylvania-domiciled insurance company, such as we do, maintain a committee or committees that undertake certain corporate governance responsibilities. The PHCA further requires that the members of these committees be solely directors who are not officers or employees of the Pennsylvania-domiciled insurance company or its holding company and who do not own beneficially a 10% or greater interest in the voting stock of such insurance company or its holding company. We maintain an audit committee, a compensation committee and a nominating committee whose respective memberships satisfy the requirements of the PHCA.

Pursuant to the PHCA, the committees of our board of directors must annually discharge each of the following responsibilities:

•	the recommendation of the appointment of an independent registered public accounting firm for our insurance company subsidiaries;

•	the review of the financial condition of our insurance company subsidiaries;

•	the review of the scope and results of the independent audit and any internal audit of our insurance company subsidiaries;

•	the nomination of candidates for election as our directors by our stockholders; and

•	the evaluation of the performance of the principal officers of each of our insurance company subsidiaries and the recommendation to their respective boards of directors as to the selection and compensation of their respective principal officers.

We expect our directors to attend all meetings of our board of directors, all meetings of the committees of our board of directors on which they serve and all meetings of our stockholders. We further expect our directors to devote the time necessary to fulfill their responsibilities as directors. During 2023, each of our directors attended 75% or more of the total number of meetings of our board of directors and of the meetings of the committees of our board of directors on which that director served. All of our directors attended our 2023 annual meeting of stockholders.

Board Leadership Structure and the Role of Our Board of Directors in Risk Oversight

Mr. Burke currently serves as the chairman of our board of directors in addition to serving as our president and chief executive officer. Conversely, the Donegal Mutual board of directors has separated the duties of chairman and chief executive officer. Mr. Hess, an independent director, serves as its chairman of the board, with Mr. Burke serving as the president and chief executive officer of Donegal Mutual. Other than Mr. Burke, all of our directors are independent, with a majority of our directors also serving on the board of directors of Donegal Mutual. It is our intent and the intent of Donegal Mutual to maintain that number of Donegal Mutual directors who also serve on our board of directors as constitutes a majority of our board of directors as long as Donegal Mutual continues to own more than a majority of the aggregate voting power of our Class A and Class B common stock.

Our board of directors periodically evaluates its leadership structure to ensure that it operates effectively, recognizing that our organizational needs may change over time. Our board of directors believes that this flexibility is in our best interests and that a one-size-fits-all approach to corporate governance, including a mandated independent chairman, would not enhance the governance or oversight our board of directors provides.

We do not have a separate lead independent director. All of our independent directors have direct access to members of senior management. We believe our independent directors are experienced, objective, and well-equipped to exercise oversight over senior management and represent the interests of our stockholders.

While our current position is subject to periodic review, our board of directors has determined that combining the chairman and chief executive officer positions provides clear and consistent leadership over our strategic imperatives and operating priorities and ensures that our board of directors provides oversight of risk that is appropriately informed and focused. We believe that maintaining a separate chairman for us and Donegal Mutual provides enhanced separation between the governance of the respective entities.

Our board of directors views enterprise risk management as an integral part of its oversight on behalf of stockholders. Our board of directors exercises a portion of its oversight function through its standing committees, each of which has primary risk oversight responsibility for all matters within the scope of its charter. As appropriate, each of the standing committees reports to our board of directors with regard to risks we face. The risk management committee, which consists of officers of Donegal Mutual and us, submits reports to our board of directors no less frequently than quarterly. Also, in light of ongoing threats to corporate cybersecurity, our chief risk officer and information security officer provide periodic reports to our board of directors regarding cybersecurity risks and the steps management has taken to monitor and control such risks.

The Committees of Our Board of Directors

Our board of directors has delegated some of its authority to the following four committees of our board of directors:

•	the executive committee;

•	the audit committee;

•	the nominating committee; and

•	the compensation committee.

Each of the committees of our board of directors reviews its charter annually.

Our board of directors also maintains a special committee that we discuss elsewhere in this proxy statement.

The following table shows the number of meetings each committee of our board of directors, other than the special committee which did not meet during 2023, held in 2023 and the attendance of the members of those committees at the meetings of the committees on which they served. Messrs. Berlucchi and Bixenman and Mrs. Szady did not serve as a member of any of the committees of our board of directors during 2023, although they serve on committees of the board of directors of Donegal Mutual. Mr. King serves as a member of the special committee which did not meet during 2023.

	Our Board Committees
	Executive	Audit	Nominating	Compensation
Number of Meetings Held in 2023	12	8	1	4

Number of Meetings Attended in 2023 by Members of the Committees:

Kevin G. Burke	12	—	—	—
Jack L. Hess	12	8	1	4
Barry C. Huber	—	8	—	—
Kevin M. Kraft, Sr.	12	—	1	4
Jon M. Mahan	—	7	1	—
S. Trezevant Moore, Jr.	—	—	—	4
Richard D. Wampler, II	—	8	1	4

Our board of directors is responsible for the oversight of our management. The responsibilities of our board of directors includes the oversight of:

•	management’s development and implementation of a multi-year strategic business plan and an annual financial operating plan, and our progress in meeting those financial and strategic plans;

•	management’s identification, measurement, monitoring and control of the material risks we encounter, including operational, credit, market, liquidity, compliance, strategic and reputational risks;

•	our maintenance of high ethical standards and effective policies designed to protect our reputation, our assets and our business;

•	the on-going review of cybersecurity and information security risk in order to maintain the confidence and trust of our stockholders, the policyholders of Donegal Insurance Group, our employees and the others with whom we conduct business;

•	review of the performance of our chief executive officer and the setting of his compensation and the compensation of our other named executive officers; and

•	the conduct of our annual self-evaluation of our board of directors and its committees.

The Executive Committee

Members: Messrs. Burke (Chairman), Hess and Kraft. The executive committee has the authority to take all actions that our full board of directors can take, consistent with the DGCL, our certificate of incorporation and our by-laws, between meetings of our board of directors.

The responsibilities of the executive committee include:

•	exercising all powers and authority of our board of directors between meetings of our board of directors to the extent consistent with the DGCL and our corporate governance guidelines;

•	consulting with and advising our management on our general business, operational, administrative and legal affairs;

•	consulting with and advising our management on the development of our policies;

•	analyzing other matters that our management may bring to the executive committee for consideration from time to time; and

•	performing such other functions as our board of directors may specifically delegate to the executive committee from time to time.

The Audit Committee

Members: Messrs. Hess, Huber, Mahan and Wampler (Chairman). Each member of the audit committee satisfies the independence requirements of the SEC and the PHCA and is in compliance with applicable provisions of the PHCA and the Sarbanes-Oxley Act of 2002. Each of Messrs. Hess, Huber and Wampler has extensive accounting experience and constitutes a designated financial expert member of our audit committee.

The responsibilities of the audit committee include:

•	the annual appointment of our independent registered public accounting firm after a review of the performance, qualification and independence of our independent registered public accounting firm;

•	the on-going review of the scope and results of the audit of our financial statements by our independent registered public accounting firm and the internal audits our staff conducts;

•	the review of all of the periodic reports we file with the SEC and press releases before the filing of the SEC reports or the publication of the press releases;

•	the annual review of all related person transactions to which we are one of the parties other than those transactions between Donegal Mutual and us or one or more of our insurance subsidiaries that are subject to review by the coordinating committee; and

•	the regular review of the adequacy of our financial and operating internal controls.

The Nominating Committee

Members: Messrs. Hess, Kraft, Mahan (Chairman) and Wampler.

The responsibilities of the nominating committee include:

•	the identification of individuals the nominating committee believes have the necessary qualifications to serve as members of our board of directors;

•	the recommendation of nominees to stand for election to our board of directors;

•	the consideration of candidates nominated by stockholders other than Donegal Mutual to stand for election to our board of directors;

•	the evaluation of the self-evaluations each of the committees of our board of directors submits to us annually; and

•	the provision to our board of directors of the nominating committee’s annual evaluation of its performance during the preceding year.

The Compensation Committee

Members: Messrs. Hess (Chairman), Kraft, Moore and Wampler. The compensation committee and the compensation committee of Donegal Mutual meet jointly from time to time. The members of the Donegal Mutual compensation committee, as of the date of this proxy statement, are Messrs. Berlucchi (Chairman), Michael K. Callahan, Hess and Kraft. Following these joint meetings, our compensation committee meets and makes compensation determinations with respect to the compensation of our named executive officers and our other officers and senior employees.

The responsibilities of our compensation committee include:

•	the annual review of the compensation of all of our salaried employees;

•	the annual review of the performance and compensation of our executive officers, including our named executive officers;

•	the recommendation to our board of directors from time to time as to grants of stock awards to our employees and directors; and

•	the oversight of the employee benefit plans Donegal Mutual and we maintain.

See “Executive Compensation Discussion and Analysis” for further information.

The Coordinating Committee

We refer you to “The Relationship of Donegal Mutual and DGI – The Coordinating Committee” for information as to the responsibilities of the coordinating committee and the identity of its members.

The Special Committee

Members: Messrs. Huber, King, Mahan (Chairman), Moore and Wampler. The special committee operates under a charter our board of directors established, and, from time to time, reviews stockholder proposals and evaluates other matters from the perspective of our stockholders other than Donegal Mutual. None of the members of the special committee serves as a director of Donegal Mutual. The special committee did not meet during 2023.

The charter of the special committee provides for the following principal responsibilities of the special committee:

•	evaluate the merits and conditions of stockholder proposals;

•	evaluate the advisability of recommending to our board of directors acceptance or rejection of stockholder proposals;

•	present to our board of directors the results of the committee’s evaluation of stockholder proposals and its recommendations, including the reasons for its recommendations, with respect to such stockholder proposals; and

•	undertake such other responsibilities as our board of directors may assign from time to time to the special committee and report to our board of directors with respect to any such other matter.

Compensation Committee Interlocks and Insider Participation

No member of our compensation committee is a former or current officer of Donegal Mutual or us, nor does any member of our compensation committee have any other interlocking relationships, as current SEC rules and regulations define such terms.

Related Person Transactions

We have a written related person transaction policy that governs our audit committee’s review and approval or ratification of transactions between us, on the one hand, and a related person, on the other hand. The definition of “related person” under applicable SEC regulations includes our directors, our executive officers, holders of 5% or more of the outstanding shares of our Class A common stock, holders of 5% or more of the outstanding shares of our Class B common stock and each of the immediate family members of each of those persons. SEC rules and regulations require that we disclose specified information reporting related person transactions that involve in excess of $120,000 in our annual proxy statements and certain other filings we submit to the SEC.

Our policy applies, in our case, to all transactions with related parties with the exception of those transactions between Donegal Mutual and us or one or more of our insurance subsidiaries because those transactions require the prior approval of our coordinating committee. See “The Relationship of Donegal Mutual and DGI - The Coordinating Committee” elsewhere in this proxy statement.

Our board of directors has determined that certain types of transactions do not create or involve a direct or indirect material interest on the part of the related person and therefore do not require review or approval under our related person transaction policy. These types of transactions include insurance and other financial services we provide to a related person, if we provide the services in the ordinary course of business on substantially the same terms as those prevailing for comparable services we provide to unrelated persons and comply with applicable law, including the Sarbanes-Oxley Act of 2002.

Our related person transaction policy establishes procedures for our audit committee’s prior review of proposed transactions between us and a related person because we recognize that related person transactions can suggest a heightened risk of a potential conflict of interest and could create the appearance of potential impropriety. Our policy requires that the audit committee review all proposed related person transactions and determine whether or not to approve the related person transaction. The audit committee must first approve a related person transaction before we can agree to the related person transaction. In addition, if the related person transaction continues in effect for more than one year, our audit committee must annually approve the continuation of that transaction.

Our Code of Business Conduct and Ethics; Our Internal Audit Department; Hedging

We follow our code of business conduct and ethics in conducting business with third parties because we believe it is important that we conduct our business with integrity and with the trust of the people with whom we do business. Our code of business conduct and ethics provides guidance to our directors, employees, including our named executive officers, and the independent agents who represent Donegal Mutual and our insurance subsidiaries as they deal with the legal and ethical issues that arise in our business dealings with others. You may view our code of business conduct and ethics on our website at www.donegalgroup.com. If we make any substantive amendments to our code of business conduct and ethics or grant any waiver from a provision of our code of business conduct and ethics to any of our named executive officers or directors, we will promptly disclose the nature of the amendment or waiver on our website.

We also maintain an internal audit department that evaluates our business and financial processes, our management of risk and the efficacy of our financial controls. Our chief risk officer oversees our internal audit department and reports no less frequently than quarterly to the audit committee of our board of directors.

We have not adopted any practice or policy regarding the ability of our employees, officers and directors, and any of their designees, to purchase financial instruments, or otherwise engage in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our Class A common stock or our Class B common stock.

No Material Proceedings

As of March 15, 2024, there are no material proceedings to which any of our directors, executive officers, affiliates, owners of more than five percent of our Class A common stock and Class B common stock, or any associate of any of the foregoing (i) is a party adverse to us or any of our insurance subsidiaries or (ii) has a material interest adverse to us or any of our insurance subsidiaries.

EXECUTIVE COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

This Executive Compensation Discussion and Analysis provides information with respect to our 2023 compensation program for the following named executive officers:

•               Kevin G. Burke, President and Chief Executive Officer;

•               Jeffrey D. Miller, Executive Vice President and Chief Financial Officer;

•               Jeffery T. Hay, Senior Vice President;

•               Sanjay Pandey, Senior Vice President and Chief Information Officer and

•               Daniel J. Wagner, Senior Vice President and Treasurer.

In addition to our named executive officers, our board of directors has named several of our other senior officers as “executive officers” under Section 16 of the Exchange Act due to their responsibility for our principal business functions.

2023 Performance Review

We adopted a three-year strategic plan in 2023 that set forth several primary strategies, including the following:

•         Achieving sustained excellent financial performance;

•         Strategically modernizing our operations and processes to transform our business;

•         Capitalizing on opportunities to grow profitably and

•         Delivering a superior experience to our agents and policyholders.

The following table depicts our total revenues and our results of operations for the years ended December 31, 2023 and 2022, and the prices of our Class A common stock and our Class B common stock at December 31, 2023, compared to the same data at December 31, 2022. For further information, we refer you to the financial statements we include in our 2023 Annual Report.

	At or For the Year Ended December 31,
	2023	2022	Increase/ Decrease
Total revenues	$927.3 million	$848.2 million	9.3%
Net income (loss)	4.4 million	(2.0 million)	NM
Class A common stock price	13.99	14.20	-1.5
Class B common stock price	14.53	16.27	-10.7

NM = Not meaningful

Our Compensation Process

In assessing the performance of our named executive officers in light of the objectives our board of directors establishes, our compensation committee reviews specific achievements associated with each named executive officer’s attainment of those objectives, the degree of difficulty in achieving those objectives and the extent to which significant unforeseen obstacles or unfavorable circumstances adversely affected their performance. As part of its oversight of the compensation of our named executive officers, the compensation committee recommended increases in the base salaries of our named executive officers for 2023 that averaged 3.6%, which our compensation committee considered reasonable based on publicly available information from our peer group we describe below.

During 2019, our compensation committee engaged compensation consultants from Willis Towers Watson to assist them in assessing the competitiveness of our compensation program for key executive positions as compared with the eight insurance companies we informally considered our peer group at that time. The names of those insurance companies are: Cincinnati Financial Corporation, EMC Insurance Group Inc., The Hanover Insurance Group, Inc., Horace Mann Educators Corporation, RLI Corp., Selective Insurance Group, Inc., State Auto Financial Corporation and United Fire Group, Inc. Publicly available information is no longer available concerning EMC Insurance Group Inc. as of 2019 and concerning State Auto Financial Corporation as of 2022.

Summary of the 2023 Compensation of Our Named Executive Officers

The compensation of our named executive officers for 2023 consisted of three principal elements:

•	a base salary paid bi-weekly in cash;

•	an incentive bonus paid in cash following the determination of our achievement of certain performance objectives pursuant to our annual cash incentive bonus plan for our immediately preceding completed fiscal year; and

•	long-term incentive compensation in the form of stock options that we granted in December.

We paid no incentive bonuses under our annual cash incentive bonus plan to our named executive officers in respect of 2023, compared to approximately $684,000 in respect of 2022. Under the terms of our annual cash incentive bonus plan, no incentive bonus was payable to our named executive officers if our employees and managers who are not named executive officers did not qualify for bonuses under their respective incentive plans, which had thresholds based on the adjusted statutory combined ratio of the Donegal Insurance Group, for 2023. We did not meet the minimum threshold for payment of bonuses under the respective incentive plans for our employees and managers in respect of 2023. Accordingly, we paid no incentive bonus under our annual cash incentive bonus plan to our named executive officers in respect of 2023 despite the fact that we achieved the performance objective for the personal lines premium growth at the maximum level.

On December 21, 2023, we granted stock options to a number of employees of Donegal Mutual and our affiliates, including our named executive officers, and we also granted stock options to our directors and the directors of Donegal Mutual and our affiliates. We granted each of our directors, other than Mr. Burke, an option to purchase 4,500 shares of our Class A common stock exercisable for five years that vests in three equal annual cumulative installments commencing on July 1, 2024. Each stock option is exercisable at a price of $13.87 per share, which price represented the closing price of our Class A common stock on the day before the date of grant.

The following table sets forth the stock options we granted to the following named executive officers in 2023:

Name of Named Executive Officer	Number of Shares Purchasable
Kevin G. Burke	24,000
Jeffrey D. Miller	21,000
Jeffery T. Hay	18,000
Sanjay Pandey	18,000
Daniel J. Wagner	18,000

Our named executive officers also participate in our 401(k) plan to which we make contributions on a formula basis. Our named executive officers also receive the health and other insurance benefits we make available to all of our full-time employees.

We implemented a long-term executive incentive plan in December 2022, pursuant to which we will determine the amount, if any, available for the award of cash bonuses based on the achievement of financial performance objectives tied to the average adjusted statutory combined ratio for the Donegal Insurance Group over a three-year period that includes the calendar years of 2023, 2024 and 2025. Our named executive officers must be employed on December 31, 2025 in order to receive a bonus under the long-term executive incentive plan.

2023 Total Direct Compensation of Our Named Executive Officers

Annual Compensation	Key Factors	Purpose	2023 Actions

Base Salary	Compensation committee reviews and recommends adjustments to base salary annually based on performance and prevailing salaries within our peer group	Provides fixed amount of cash on which named executive officers may rely	Cash increase for 2023 of an average of 3.6% to reflect salary increases within our peer group

Annual Incentive Plan (Cash Incentive Award)	Compensation committee determines funding level on a formula basis tied to the commercial lines growth, personal lines growth and underwriting results of the Donegal Insurance Group and our operating return on equity	Motivates named executive officers to achieve business plan objectives of the Donegal Insurance Group and operating return on equity objectives for us Reinforces pay for performance	We determined that no bonuses were earned under this plan for 2023

Long-Term Incentive Plan (Cash Incentive Award)	Compensation committee determines funding level on a formula basis tied to the average adjusted statutory combined ratio for the Donegal Insurance Group over a three-year period	Motivates named executive officers to achieve sustained underwriting profitability Reinforces pay for performance	No action in 2023; performance will be calculated for the three-year period that includes 2023, 2024 and 2025

Annual Compensation	Key Factors	Purpose	2023 Actions
Long-Term Incentive Compensation	Stock options that are exercisable for five years and vest in three equal annual installments

Stock options support our growth, provide a link between the compensation of our named executive officers and our stock performance and also serve as a retention device

Supports pay for performance because options have substantial value only if our Class A stock price increases by a substantial amount over the exercise price of the option to purchase Class A shares

Stock options granted in 2023 that are exercisable for five years at $13.87 per share and vest in three equal annual installments commencing on July 1, 2024

We believe our 2023 compensation for our officers, including our named executive officers, is fair and reasonable. We implemented our compensation programs to balance risk and reward in our overall business strategy. Our compensation programs tie a significant percentage of the total compensation of our officers, including our named executive officers, directly to our objectives of achieving sustained excellent financial performance and capitalizing on opportunities to grow profitably. Accordingly, we base our annual incentive compensation awards on premium growth rates, underwriting results and our operating return on equity. Our long-term executive incentive plan is likewise focused on our underwriting profitability over an extended period of time. As a result, we believe our named executive officers are incentivized to develop and implement strategies and action plans to grow our business and achieve sustained underwriting profitability. Finally, our incentive compensation programs for our named executive officers do not guarantee compensation to our named executive officers.

We believe that the elements of our compensation programs as we describe them in this proxy statement establish that we have the appropriate mix of risk versus benefit to align effectively the interests of our named executive officers with the interests of our stockholders, and that our incentive compensation programs do contribute to the enhancement of the long-term value of an investment in our common stock and do not create incentives or disincentives that may materially affect risk taking or are reasonably likely to have a material adverse effect on us. For example, our named executive officers did not receive any incentive bonuses for 2023, and our named executive officers will only realize a gain from the stock options we granted to them as compensation in 2023 if the price of our Class A common stock increases above the exercise price of the options subsequently to the vesting date of the options.

Director Compensation

Our objectives for our director compensation are to attract qualified individuals to serve on our board of directors and to align the interests of our directors with the interests of our stockholders. Our board of directors determines the form and amount of director compensation after its review of recommendations by the compensation committee of our board of directors. Our compensation committee reviews our director compensation program annually to confirm that the compensation of the members of our board of directors remains competitive and comparable to the compensation practices of our peer group and to make recommendations to our board of directors that our compensation committee believes are appropriate.

Type of Compensation		Amount	Form of Payment
Annual Retainer	Base Retainer	$96,995	$90,000 in cash and an annual restricted stock award of 500 shares of Class A common stock on the first business day of 2024 with an estimated value of $6,995 based on the closing price of our Class A common stock on December 31, 2023

	Additional retainer amount for each board meeting attended in excess of five meetings per year	$500	Cash

	Additional retainer amount for each compensation committee meeting and each executive committee meeting attended	$300	Cash

	Additional retainer amount for each coordinating committee meeting, each nominating committee meeting and each special committee meeting attended	$500	Cash

Type of Compensation		Amount	Form of Payment
	Additional retainer amount for each audit committee meeting attended	$750	Cash

Periodic Equity Grant	When we grant options to our executive officers, we also typically grant options to our directors that are exercisable for five years at the closing market price of our Class A common stock on the day before the date of grant and that vest in three equal annual cumulative installments	Option to purchase 4,500 shares of our Class A common stock at $13.87 per share valued at $6,795 on the December 21, 2023 date of grant	Non-qualified stock options to purchase shares of our Class A common stock

Under our equity incentive plan for directors, each of our directors and each director of Donegal Mutual who is not also one of our directors receives an annual restricted stock award of 500 shares of our Class A common stock. We grant the award to each director as of the first business day of each year, provided the director served as a member of our board of directors or as a member of the board of directors of Donegal Mutual during any portion of the preceding year. Donegal Mutual reimburses us for the cost of the restricted stock awards we grant to those directors of Donegal Mutual who do not also serve as members of our board of directors.

Each of our directors and each of the directors of Donegal Mutual is also eligible to receive non-qualified options to purchase shares of our Class A common stock in an amount our board of directors determines on the date of grant. On December 21, 2023, we granted each of our directors, and each director of Donegal Mutual who was not also a member of our board of directors, a non-qualified stock option to purchase 4,500 shares of our Class A common stock at an exercise price of $13.87 per share. Each option is exercisable until December 21, 2028 and vests in three equal annual cumulative installments commencing on July 1, 2024.

The following table sets forth a summary of the compensation we paid to our non-officer directors during 2023.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Total ($)
Scott A. Berlucchi	98,900	7,100	6,795	112,795
Dennis J. Bixenman	104,000	7,100	6,795	117,895
Jack L. Hess	109,600	7,100	6,795	123,495
Barry C. Huber	96,500	7,100	6,795	110,395
David C. King	90,000	7,100	6,795	103,895
Kevin M. Kraft, Sr.	104,000	7,100	6,795	117,895
Jon M. Mahan	95,750	7,100	6,795	109,645
S. Trezevant Moore, Jr.	91,200	7,100	6,795	105,095
Annette B. Szady	93,500	7,100	6,795	107,395
Richard D. Wampler, II	99,400	7,100	6,795	113,295

The following table summarizes the outstanding equity awards our directors held at December 31, 2023, excluding the awards our president and chief executive officer, Mr. Burke, held. We report those awards elsewhere in this proxy statement.

Name	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Option		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
	(#) Exercisable	(#) Unexercisable
Scott A. Berlucchi	8,000	—	15.80	12/18/2024	500	6,995
	4,500	—	14.98	12/19/2024
	4,500	—	14.43	12/17/2025
	3,000	1,500	14.39	12/16/2026
	1,500	3,000	14.09	12/15/2027
	—	4,500	13.87	12/21/2028

Dennis J. Bixenman	8,000	—	15.80	12/18/2024	500	6,995
	4,500	—	14.98	12/19/2024
	4,500	—	14.43	12/17/2025
	3,000	1,500	14.39	12/16/2026
	1,500	3,000	14.09	12/15/2027
	—	4,500	13.87	12/21/2028

Jack L. Hess	8,000	—	15.80	12/18/2024	500	6,995
	4,500	—	14.98	12/19/2024
	4,500	—	14.43	12/17/2025
	3,000	1,500	14.39	12/16/2026
	1,500	3,000	14.09	12/15/2027
	—	4,500	13.87	12/21/2028

Barry C. Huber	2,500	—	15.80	12/18/2024	500	6,995
	4,500	—	14.98	12/19/2024
	4,500	—	14.43	12/17/2025
	3,000	1,500	14.39	12/16/2026
	1,500	3,000	14.09	12/15/2027
	—	4,500	13.87	12/21/2028

David C. King	4,500	—	14.43	12/17/2025	500	6,995
	3,000	1,500	14.39	12/16/2026
	1,500	3,000	14.09	12/15/2027
	—	4,500	13.87	12/21/2028

Kevin M. Kraft, Sr.	8,000	—	15.80	12/18/2024	500	6,995
	4,500	—	14.98	12/19/2024
	4,500	—	14.43	12/17/2025
	3,000	1,500	14.39	12/16/2026
	1,500	3,000	14.09	12/15/2027
	—	4,500	13.87	12/21/2028

Name	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Option		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
	(#) Exercisable	(#) Unexercisable
Jon M. Mahan	8,000	—	15.80	12/18/2024	500	6,995
	4,500	—	14.98	12/19/2024
	4,500	—	14.43	12/17/2025
	3,000	1,500	14.39	12/16/2026
	1,500	3,000	14.09	12/15/2027
	—	4,500	13.87	12/21/2028

S. Trezevant Moore, Jr.	8,000	—	15.80	12/18/2024	500	6,995
	4,500	—	14.98	12/19/2024
	4,500	—	14.43	12/17/2025
	3,000	1,500	14.39	12/16/2026
	1,500	3,000	14.09	12/15/2027
	—	4,500	13.87	12/21/2028

Annette B. Szady	4,500	—	14.43	12/17/2025	500	6,995
	3,000	1,500	14.39	12/16/2026
	1,500	3,000	14.09	12/15/2027
	—	4,500	13.87	12/21/2028

Richard D. Wampler, II	8,000	—	15.80	12/18/2024	500	6,995
	4,500	—	14.98	12/19/2024
	4,500	—	14.43	12/17/2025
	3,000	1,500	14.39	12/16/2026
	1,500	3,000	14.09	12/15/2027
	—	4,500	13.87	12/21/2028

In addition to the compensation we describe in the two preceding tables, we reimburse our directors for any out-of-pocket expenses they reasonably incur in connection with attendance at meetings of our board of directors, meetings of committees of our board of directors and meetings of our stockholders upon presentation of appropriate vouchers for such expenses.

Our Compensation Philosophy and Risk Management Considerations

Our compensation committee, meeting separately and, on occasion, jointly with the compensation committee of Donegal Mutual, oversees our compensation and benefit plans and policies with respect to the compensation of our executive officers, including our named executive officers. The oversight by our compensation committee of our compensation process includes reviewing and recommending for approval by our board of directors equity-based incentive awards to our executive officers and all other compensation decisions relating to our executive officers.

The primary objectives of our compensation programs for our executive officers, as determined by our compensation committee, are to:

•	Attract and retain talented and dedicated executive officers who contribute to our growth, development and profitability and encourage the retention of our executive officers.

•	We believe we achieved this objective because our named executive officers we include in our summary compensation table in this proxy statement have served us for 20 years or more or have extensive insurance industry experience.

•	Motivate our executive officers to achieve our strategic business objectives and reward them upon their achievement of those objectives.

•	We believe we achieved this objective because our named executive officers executed a number of strategic initiatives we believe will result in future premium growth and improved underwriting results, including several major profitability improvement initiatives and the successful implementation of two new significant software releases as part of Donegal Mutual's ongoing systems modernization project, during 2023.

•	Provide long-term compensation to our executive officers that rewards them for sustained financial and operating performance and leadership excellence.

•	We believe our long-term cash incentive plan and stock option grants appropriately reward our executive officers for sustained financial and operating leadership and performance.

To achieve the above objectives, we compensate our executive officers through a combination of the following:

•	base salary;

•	annual cash bonuses, based principally on performance objectives related to our premium growth, underwriting results and operating return on equity;

•	long-term cash bonuses, based principally on performance objectives related to our underwriting results, and

•	long-term equity compensation in the form of stock options.

Our compensation committee believes that including performance objectives related to our underwriting results as a significant component of our bonus plans and performance-based equity ownership programs creates incentives that result in the creation of long-term stockholder value as well as creating incentives for our executive officers, including our named executive officers, to remain with us for the long term. We have utilized the following elements of our compensation programs to promote the creation of long-term stockholder value without creating conditions that could lead to the taking of excessive risk by our executive officers:

•	The financial measures we use to determine the bonuses of our executive officers are metrics our compensation committee believes promote long-term stockholder value. These measures include our premium growth, underwriting results and operating return on equity. Our compensation committee sets limits on these bonus payments that encourage success without encouraging excessive risk-taking or short-term results.

•	We grant stock options that are exercisable for five years from the date of grant at the closing price of our Class A common stock on the day before the date of grant. Our compensation committee believes such stock options encourage our executive officers to attain sustained long-term performance.

•	We do not reduce the exercise price of stock options if the price of our Class A common stock subsequently declines below the exercise price of the stock options unless we first obtain stockholder approval. However, we do adjust the exercise price of previously granted stock options to reflect recapitalizations, stock or extraordinary dividends, stock splits, mergers, spin-offs and similar events as the applicable stock compensation plan permits.

In addition to the consideration by the compensation committee of the individual fulfillment by each of our named executive officers of such officer’s duties, responsibilities and individual performance, our compensation committee also considers teamwork, development of less senior employees for whom that named executive officer has primary responsibility, time in position, internal equity among our named executive officers and their ability to collaborate and communicate effectively with our other executive officers.

We believe the specific compensation decisions we made for each of our named executive officers in 2023 appropriately reflect the efforts of those named executive officers in each such officer’s primary areas of responsibility and provides our named executive officers with incentives designed to improve our financial and operating performance. Our compensation committee also evaluates the achievement by our named executive officers of our overall corporate objectives and the contribution of each of our named executive officers to those achievements.

Employment Agreements with Our Named Executive Officers

Both Donegal Mutual and we have entered into employment agreements with our named executive officers that we describe below. Donegal Mutual and we have also entered into employment agreements containing generally similar provisions with our other executive officers.

•	The initial term of the employment agreements is three years ending September 30, 2023 for Messrs. Pandey and Wagner, three years ending December 31, 2024 for Mr. Hay and forty-two months ending March 31, 2024 for Messrs. Burke and Miller, provided that the term of each employment agreement will automatically extend for one additional year following the initial term unless the named executive officer or the respective boards of directors of Donegal Mutual or us provide not less than 60 days advance notice that the employment agreement will expire at the end of the then-current term.

•	The respective employment agreements among Donegal Mutual, us and our named executive officers include customary provisions relating to indemnification, confidentiality and non-solicitation.

•	The respective employment agreements among Donegal Mutual, us and Messrs. Burke and Miller include a non-compete provision that extends for two years following a termination of employment (regardless of the reason for termination) with regard to any insurance company, insurance holding company or other entities that offer services or products competitive with the services or products that Donegal Mutual, us or our respective subsidiaries or affiliates currently offer or offer in the future.

•	We and Donegal Mutual have agreed to pay our named executive officers an annual base salary in the amount the compensation committee of Donegal Mutual and we recommend and our board of directors and the board of directors of Donegal Mutual each respectively approve from time to time, but in no event less than the minimum amount stated in the employment agreements of our named executive officers.

•	The respective employment agreements among Donegal Mutual, us and our named executive officers grant our named executive officers the right to participate in our incentive programs, including those relating to the standards and objectives set forth in our executive incentive plans, and benefit plans.

•	The employment agreements contain customary provisions relating to vacations, disability and death.

•	The employment agreements include certain rights to terminate the employment agreements and, upon the occurrence of certain events, such as a change-of-control, the right to receive severance payments, as the respective employment agreements provide.

Potential Payments to Our Named Executive Officers upon Termination or a Change-of-Control

If we or Donegal Mutual terminate the employment of one of our named executive officers, or a Change-of-Control (as defined below) occurs and the employment of the named executive officer subsequently terminates on either a voluntary or involuntary basis, the named executive officer would be entitled to receive certain payments and benefits from us. The table below shows the estimated payments and benefits in connection with the following events based upon the assumptions we state below:

•	“Voluntary Termination” includes the voluntary resignation of a named executive officer.

•	“Involuntary-for-Cause Termination” includes a termination of the employment of a named executive officer for reasons such as violation of certain policies or for certain performance-related issues.

•	“Involuntary Termination” includes a termination of the employment of a named executive officer other than for cause, but not including a termination related to a Change-of-Control. Terminations due to death or disability result in substantially the same treatment as an Involuntary Termination.

•	“Change-of-Control,” as defined in the employment agreements we have entered into with each of our named executive officers, includes the occurrence of one of the types of transaction we describe below:

•	the acquisition of shares of our Class A common stock and our Class B common stock by any person or group in a transaction or series of transactions that result in such person or group directly or indirectly first owning more than 25% of the aggregate voting power of our Class A common stock and our Class B common stock taken as a single class; or

•	the consummation of a merger of Donegal Mutual or other business combination transaction involving Donegal Mutual in which Donegal Mutual is not the surviving entity; or

•	the consummation of a merger of DGI or other business combination transaction involving DGI after which the holders of our outstanding voting capital stock taken as a single class do not collectively own 60% or more of the aggregate voting power of the entity surviving such merger or other business combination transaction; or

•	the sale, lease, exchange or other transfer in a transaction or series of transactions of all or substantially all of our assets, but excluding therefrom the sale and re-investment of our consolidated investment portfolio; or

•	a change in the composition of the board of directors of Donegal Mutual or us, wherein the persons who constituted a majority of the members of the respective boards of directors of us or Donegal Mutual on October 1, 2020 and persons whose election as members of their respective boards received the approval of such members then still in office no longer constitute at least a majority of the respective boards of directors of us or Donegal Mutual.

A transaction constituting a Change-of-Control shall only be deemed to have occurred upon the closing of the transaction.

The employment agreements provide generally that if the employment of a named executive officer terminates within twelve months after a Change-of-Control either by us without Cause, or by the named executive officer with or without Good Reason, in both cases, as defined in the employment agreements, then the named executive officer will be entitled to receive an amount equal to the sum of:

•	the executive’s base salary accrued through the date the termination of the executive’s employment becomes effective;

•	any incentive compensation we have the obligation to pay to the executive pursuant to our employment agreement with that named executive officer;

•	any amounts payable under any of the benefit plans Donegal Mutual or we maintain in accordance with the terms of such plans;

•	severance pay in an amount equal to 36 months of the named executive officer’s annual base salary as of the effective date of termination of the employment of the named executive officer, payable in 36 equal consecutive monthly installments, commencing on Donegal Mutual's first regularly scheduled payroll date occurring after the date of the termination of the employment of that named executive officer;

•	in the case of Messrs. Burke and Miller, additional severance pay in an amount equal to six months of their respective annual base salary as of the effective date of termination of their employment, payable in six equal consecutive monthly installments, commencing after the conclusion of the initial 36-month severance payment;

•	an amount equal to the aggregate premiums that Donegal Mutual and the named executive officer would have paid to maintain in effect the same medical, health, disability and life insurance coverage Donegal Mutual provided to that named executive officer immediately prior to the date of such termination had the named executive officer remained employed for 36 months following the date of termination, assuming no increase in insurance premium rates; and

•	any amount in respect of excise taxes Donegal Mutual and we have the obligation to pay to that named executive officer under our employment agreement with such officer.

We will make these payments, provided the timing of such payments could be postponed to the extent required to comply with the requirements of Section 409A of the Code.

General Assumptions

We set forth in the table below a description of the payments and benefits that we would provide to our named executive officers related to each employment termination event or a Change-of-Control as of December 31, 2023. We also discuss below the basis upon which we calculated the payments and benefits. Except as we note below, these amounts are the incremental or enhanced amounts that a named executive officer would receive that are greater than those that we would have provided to employees generally under the same circumstances. The amounts we disclose below are estimates only and are based on various assumptions we discuss below. The actual amounts we would provide can be determined only at the time that an employment termination event occurs.

The table below assumes that:

•	a Change-of-Control occurred on December 31, 2023 under the terms of various plans and agreements unrelated to the employment agreements, regardless of a termination of employment;

•	the employment of each named executive officer terminated on December 31, 2023 due to each termination event, including termination within twelve months after a Change-of-Control, as the employment agreements contemplate; and

•	values related to outstanding stock options reflect the market value of our Class A common stock of $13.99 per share, the last reported price of our Class A common stock on the NASDAQ Global Market System on December 31, 2023.

Amounts Potentially Payable Upon Termination

Name	Event	Severance Benefits ($)	Stock Options ($)	Other Benefits ($)(1)	Total ($)
Kevin G. Burke	Voluntary Termination	—	—	—	—
	Involuntary-for-Cause Termination	—	—	—	—
	Involuntary Termination	2,625,000	—	55,314	2,680,314
	Change-in-Control	2,625,000	—	55,314	2,680,314

Jeffrey D. Miller	Voluntary Termination	—	—	—	—
	Involuntary-for-Cause Termination	—	—	—	—
	Involuntary Termination	2,250,500	—	51,600	2,302,100
	Change-in-Control	2,250,500	—	51,600	2,302,100

Jeffery T. Hay	Voluntary Termination	—	—	—	—
	Involuntary-for-Cause Termination	—	—	—	—
	Involuntary Termination	1,377,000	—	64,590	1,441,590
	Change-in-Control	1,377,000	—	64,590	1,441,590

Sanjay Pandey	Voluntary Termination	—	—	—	—
	Involuntary-for-Cause Termination	—	—	—	—
	Involuntary Termination	1,464,000	—	55,314	1,519,314
	Change-in-Control	1,464,000	—	55,314	1,519,314

Daniel J. Wagner	Voluntary Termination	—	—	—	—
	Involuntary-for-Cause Termination	—	—	—	—
	Involuntary Termination	1,326,000	—	51,702	1,377,702
	Change-in-Control	1,326,000	—	51,702	1,377,702

(1)	Represents an amount equal to the aggregate premiums that Donegal Mutual would have paid to maintain in effect the same medical, health, disability and life insurance coverage Donegal Mutual provided to the named executive officer immediately prior to the date of such termination had the named executive officer remained employed for 36 months following the date of termination, assuming no increase in insurance premium rates. There are no other payments that would be owed with respect to benefits or perquisites.

Limitations on the Deductibility of Compensation

Section 162(m) of the Code generally does not allow us to deduct annual compensation we pay to any of our named executive officers that is in excess of $1.0 million for federal income tax purposes.

Although our compensation committee is aware of the Section 162(m) limitation, our compensation committee believes that it is equally important to maintain flexibility and the competitive effectiveness of the compensation of our named executive officers. Our compensation committee may, therefore, from time to time, authorize compensation agreements or plans that would not be deductible for federal income tax purposes if our compensation committee believes it is in our best interests and in the best interests of our stockholders to do so.

Our Annual Cash Incentive Bonus Plan

For 2023, we had an annual cash incentive bonus plan for our executive officers, including our named executive officers. We determined the amount, if any, available for the award of these bonuses based on the achievement of financial performance objectives of the Donegal Insurance Group and us.

We used the following financial performance measures, as we define later in this section, to determine the amount of performance-based cash bonuses for each named executive officer:

•	commercial lines direct premium growth rate for the Donegal Insurance Group;

•	personal lines direct premium growth rate for the Donegal Insurance Group;

•	adjusted statutory combined ratio for the Donegal Insurance Group; and

•	our operating return on equity.

The Compensation Committee chose these performance measures to tie a portion of the compensation of our executive officers directly to our growth and profit objectives for 2023 and to provide a significant financial incentive for our executive officers to achieve those objectives.

The Compensation Committee established weightings for each performance measure and established threshold, target and maximum performance objectives for each performance measure. The following table shows the performance measures, performance objectives, weighting percentages and actual results for 2023:

Performance		Performance Objectives							Actual
Measure	Weighting	Threshold	Level 1	Level 2	Target	Level 3	Level 4	Maximum	Result
Commercial Lines Premium Growth	15%	1.0%	1.5%	2.0%	2.5%	3.0%	3.5%	4.0%	0.2%

Personal Lines Premium Growth	15%	2.0%	2.5%	3.0%	3.5%	4.0%	4.5%	5.0%	15.2%

Adjusted Statutory Combined Ratio	50%	100.0%	99.0%	98.0%	97.0%	96.0%	95.0%	94.0%	102.2%

Operating Return on Equity	20%	7.5%	8.0%	8.5%	9.0%	9.5%	10.0%	10.5%	0.4%

Each of our named executive officers had the ability to earn a performance-based cash bonus for each performance measure, and we paid no bonus for an individual performance measure if the threshold performance objective for that performance measure was not achieved. Potential cash bonuses for each of our named executive officers ranged from zero to 100% of their base salary, as shown in the following table.

Percentage of Base Salary
Threshold	Level 1	Level 2	Target	Level 3	Level 4	Maximum
40.0%	50.0%	60.0%	70.0%	80.0%	90.0%	100.0%

Under the terms of our annual cash incentive bonus plan, no incentive bonuses were payable to our named executive officers if our employees or managers did not qualify for bonuses under their respective plans. We paid no incentive bonuses under our annual cash incentive bonus plan to our named executive officers in respect of 2023 because our employees and managers did not qualify for bonuses under their respective incentive plans for 2023.

The Compensation Committee retained, but did not exercise, the discretion to reduce, but not increase, the cash bonuses payable pursuant to the annual cash incentive bonus plan.

The Compensation Committee approved a similar annual cash incentive bonus plan for 2024 for our executive officers, including our named executive officers.

Definition of Performance Measures

Commercial Lines Direct Premium Growth Rate - We define the commercial lines direct premium growth rate as the percentage of annual growth in direct premiums written of the Donegal Insurance Group for its commercial lines of business.

Personal Lines Direct Premium Growth Rate - We define the personal lines direct premium growth rate as the percentage of annual growth in direct premiums written of the Donegal Insurance Group for its personal lines of business.

Adjusted Statutory Combined Ratio - We define the adjusted statutory combined ratio as the combination of the annual loss ratio, loss expense ratio, underwriting expense ratio and dividend ratio for the Donegal Insurance Group, calculated in accordance with statutory accounting principles and then adjusted to exclude a portion of the net impact of up to two catastrophe loss events that exceed $5.0 million, accruals for bonuses under executive cash incentive bonus plans and stock option compensation expense.

Operating Return on Equity - We define operating return on equity as our return on equity, calculated in accordance with GAAP and then adjusted to exclude net investment gains or losses from net income and to exclude accumulated other comprehensive income or loss, which primarily consists of unrealized gains or losses on our available-for-sale fixed-maturity investments, from stockholders’ equity.

Our Long-Term Executive Incentive Plan

For 2023, we had a long-term executive incentive plan for our executive officers, including our named executive officers, pursuant to which we will determine the amount, if any, available for the award of cash bonuses to our named executive officers based on the achievement of financial performance objectives tied to the average adjusted statutory combined ratio for the Donegal Insurance Group over a three-year period that includes the calendar years of 2023, 2024 and 2025. Our named executive officers must be employed on December 31, 2025 in order to receive a bonus under the long-term executive incentive plan.

We will use the average adjusted statutory combined ratio for the Donegal Insurance Group, as we define in “Our Cash Incentive Bonus Plan - Definition of Performance Measures,” for the three calendar years to determine the amount of performance-based cash bonuses under the long-term executive incentive plan for each named executive officer. Potential cash bonuses for each of our named executive officers ranged from zero to 85% of their base salary, payable in a lump-sum payment in early 2026, as shown in the following table.

Adjusted Statutory	Performance Objectives
Combined Ratio	Under 94%	94-94.99%	95-95.99%	96-96.99%	97-97.99%	98-98.99%	99-99.99%	Over 100%
Percentage of Base Salary	85%	70%	60%	50%	40%	25%	15%	None

The Compensation Committee chose this performance measure to tie a portion of the long-term compensation of our executive officers directly to our profit objectives and to provide a significant financial incentive for our executive officers to achieve those objectives.

The Compensation Committee retains the discretion to reduce, but not increase, the cash bonuses payable pursuant to the long-term executive incentive plan.

Other Aspects of Our Compensation Philosophy

Other Benefits

We provide our named executive officers with the same employee benefits that all of our other employees receive under our broad-based benefit plans. These plans provide for health benefits, life insurance and other customary welfare benefits.

Perquisites

We do not provide our named executive officers with any retirement, welfare plan benefits or other perquisites that we do not provide to all of our other employees other than as we disclose in this proxy statement.

Summary Compensation Table

The following table shows the compensation we paid during 2023, 2022 and 2021 for services rendered in all capacities to our chief executive officer, our chief financial officer and our three other most highly compensated executive officers. We refer to these officers, whom we name in the table below, as our named executive officers. We maintain employment agreements with all of our executive officers, including our named executive officers. We refer you to “Employment Agreements with Our Named Executive Officers” elsewhere in this proxy statement for a description of those employment agreements. We do not provide any of our named executive officers with restricted stock awards, non-equity incentive plan compensation, deferred compensation or pension benefits, with the exception of two of our named executive officers who receive an annual restricted stock award of 500 shares of our Class A common stock as part of their compensation for serving as members of our board of directors or Donegal Mutual’s board of directors.

Based on the compensation we paid to our named executive officers in 2023, their salaries accounted for 86.1% of their total compensation in 2023 and they received no performance-based compensation in 2023.

Name and Principal Position	Year	Salary($)	Annual Cash Bonus ($)(1)	Long-Term Cash Bonus ($)(2)	Stock Awards ($)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)

Kevin G. Burke,	2023	750,000	—	—	7,100	36,240	121,100	914,440
President and Chief Executive Officer	2022	725,000	184,728	108,663	7,145	35,520	119,375	1,180,431
	2021	695,000	173,635	—	7,035	29,040	112,850	1,017,560

Jeffrey D. Miller,	2023	643,000	—	—	7,100	31,710	110,300	792,110
Executive Vice President and Chief Financial Officer	2022	618,000	157,443	92,614	7,145	31,080	108,575	1,014,857
	2021	588,000	146,892	—	7,035	25,410	103,850	871,187

Jeffery T. Hay,	2023	459,000	—	—	—	27,180	15,095	501,275
Senior Vice President	2022	442,000	112,627	44,167	—	26,640	13,815	639,249
	2021	425,000	104,942	—	—	21,780	113,125	664,847

Sanjay Pandey,	2023	488,000	—	—	—	27,180	19,800	534,980
Senior Vice President and Chief Information Officer	2022	468,000	119,252	70,148	—	26,640	18,075	702,115
	2021	450,000	112,404	—	—	21,780	17,350	601,534

Daniel J. Wagner	2023	442,000	—	—	—	27,180	19,800	488,980
Senior Vice President and Treasurer	2022	432,000	110,101	64,765	—	26,640	18,034	651,540
	2021	420,000	104,942	—	—	21,780	17,350	564,072

(1)	Our executive officers are eligible to participate in an annual cash incentive bonus plan. We refer you to “Executive Compensation – Our Annual Cash Incentive Bonus Plan” elsewhere in this proxy statement.

(2)	Our executive officers are eligible to participate in a long-term cash incentive bonus plan. We refer you to “Executive Compensation – Our Long-Term Executive Incentive Plan” elsewhere in this proxy statement.

(3)	We show the option awards at an estimated grant date fair value, which we calculated by using an option pricing model. Further, the options are subject to a vesting schedule, and the estimated value obtained from the option pricing model does not represent actual value based upon trading prices of our Class A common stock at the grant date. See Note 13 to our Consolidated Financial Statements included in our 2023 Annual Report for information on the accounting treatment and calculation of the grant date fair value of these stock options.

(4)	In the case of Messrs. Burke and Miller, the totals shown include directors fees of $101,300 and $90,500, respectively, and a matching 401(k) plan contribution of $19,800 paid during 2023. Mr. Burke serves on the our board of directors and the board of directors of Donegal Mutual. Mr. Miller serves on the board of directors of Donegal Mutual. In the case of Messrs. Hay, Pandey and Wagner, the totals shown represent matching 401(k) plan contributions paid during 2023.

Grants of Plan-Based Awards

During 2023, we granted non-qualified options to purchase shares of our Class A common stock at an exercise price of $13.87 per share to our named executive officers as set forth in the following table. At the close of business on the day before the date on which we granted the options, the closing market price per share of our Class A common stock was $13.87.

Name	Grant Date	Number of Securities Underlying Options(#)	Exercise or Base Price of Option Awards($)	Grant Date Fair Value of Option Awards($)

Kevin G. Burke	12/21/2023	24,000	13.87	36,240
Jeffrey D. Miller	12/21/2023	21,000	13.87	31,710
Jeffery T. Hay	12/21/2023	18,000	13.87	27,180
Sanjay Pandey	12/21/2023	18,000	13.87	27,180
Daniel J. Wagner	12/21/2023	18,000	13.87	27,180

Stock Incentive Plans

We have an equity incentive plan for our employees and an equity incentive plan for our directors. Under these plans, our board of directors, upon the recommendation of its compensation committee, may grant options to purchase our Class A common stock and, in the case of our directors, restricted stock awards as well as stock options. Grants under the plans can take the form of incentive stock options, non-qualified stock options, stock units and other stock-based awards. With the exception of an annual fixed restricted stock award of Class A shares we have issued to our directors and to the directors of Donegal Mutual who do not also serve as our directors, all of our incentive compensation grants have been stock options. The purpose of the plans is to provide long-term incentive awards to our employees and directors as a means to attract, motivate, retain and reward talented and experienced persons.

At December 31, 2023, we had reserved 456,040 shares of our Class A common stock for future grants under our equity incentive plan for employees and 113,500 shares of our Class A common stock for future grants under our equity incentive plan for directors. If any shares we have reserved for issuance upon the exercise of an option are not issued for any reason, we may again grant options to purchase those shares. We are seeking approval at our 2024 Annual Meeting for the adoption of our 2024 Equity Incentive Plan for Employees, pursuant to which we would reserve 4,500,000 shares of our Class A common stock for equity incentive awards, and our 2024 Equity Incentive Plan for Directors, pursuant to which we would reserve 500,000 shares of our Class A common stock for equity incentive awards.

If the number and kind of shares available for grants and options under our plans and the exercise price of outstanding options were to change by reason of a merger, consolidation, reorganization, stock split, stock dividend or other event affecting the number of outstanding shares of our Class A common stock, the plans provide for an automatic adjustment in the kinds of shares and the price per share to reflect any increase or decrease in the number of, change in kind of or change in value of shares to preclude the enlargement or dilution of rights and benefits under the plans. Unless we otherwise provide in an individual option or employment agreement, unvested options do not automatically accelerate in the event we enter into a business combination or we sell all or substantially all of our assets. The vesting of stock options accelerates upon death or permanent disability of the holder of the options. In the event of disability, stock options are exercisable within the earlier of three years from the date of termination of employment due to disability or the original expiration date of the option. In the event of death, options must be exercised within the earlier of three years from the date of death or the original expiration date of the option.

Our board of directors, upon the recommendation of its compensation committee, has:

•	the authority to determine the persons eligible to receive an option or restricted stock grant, the number of shares subject to each option or restricted stock award, the exercise price of each option, the vesting schedule, the circumstances in which the vesting of options or restricted stock awards may accelerate and any extension of the period for exercise; and

•	the authority to determine any matter relating to options or restricted stock awards granted under our stock incentive plans.

Our board of directors has the authority to suspend, amend or terminate our stock incentive plans, except as would adversely affect the rights of persons holding outstanding awards under such plans without the consent of such persons.

Outstanding Equity Awards at December 31, 2023

The following table summarizes the outstanding equity awards our named executive officers held at December 31, 2023. The first options listed for each named executive officer other than Mr. Hay represent options with a ten-year term and the remaining options listed for each named executive represent options with a five-year term.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
	(#) Exercisable	(#) Unexercisable
Kevin G. Burke	45,000	—	15.80	12/18/2024	500	6,995
	45,000	—	14.98	12/19/2024
	27,000	—	14.43	12/17/2025
	16,000	8,000	14.39	12/16/2026
	8,000	16,000	14.09	12/15/2027
	—	24,000	13.87	12/21/2028

Jeffrey D. Miller	45,000	—	15.80	12/18/2024	500	6,995
	40,000	—	14.98	12/19/2024
	24,000	—	14.43	12/17/2025
	14,000	7,000	14.39	12/16/2026
	7,000	14,000	14.09	12/15/2027
	—	21,000	13.87	12/21/2028

Jeffery T. Hay	10,000	—	14.07	1/4/2026	—	—
	12,000	6,000	14.39	12/16/2026
	6,000	12,000	14.09	12/15/2027
	—	18,000	13.87	12/21/2028

Sanjay Pandey	40,000	—	15.80	12/18/2024	—	—
	35,000	—	14.98	12/19/2024
	21,000	—	14.43	12/17/2025
	12,000	6,000	14.39	12/16/2026
	6,000	12,000	14.09	12/15/2027
	—	18,000	13.87	12/21/2028

Daniel J. Wagner	40,000	—	15.80	12/18/2024	—	—
	35,000	—	14.98	12/19/2024
	21,000	—	14.43	12/17/2025
	12,000	6,000	14.39	12/16/2026
	6,000	12,000	14.09	12/15/2027
	—	18,000	13.87	12/21/2028

Option Exercises and Stock Vested

The following table summarizes the stock options our named executive officers exercised and the restricted stock awards our named executive officers acquired on vesting during 2023 and the values realized upon exercise and vesting:

	Option Exercises and Stock Vested
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Kevin G. Burke	45,000	84,510	500	7,100
Jeffrey D. Miller	40,000	75,120	500	7,100
Jeffery T. Hay	—	—	—	—
Sanjay Pandey	35,000	57,015	—	—
Daniel J. Wagner	35,000	65,730	—	—

(1)	We calculate the value our named executive officers realized on vesting of restricted stock awards based upon the closing price of our Class A common stock on NASDAQ Global Select Market on the vesting date.

Pension Benefits

None of our named executive officers participated in or had an account balance in qualified or non-qualified defined benefit plans that we sponsored in 2021, 2022 or 2023, and we contemplate none for 2024.

Non-Qualified Deferred Compensation

None of our named executive officers participated in or had an account balance in non-qualified deferred compensation plans or other deferred compensation plans that we maintained in 2021, 2022 or 2023, and we contemplate no such plans for 2024.

Limitation of Liability and Indemnification

Our certificate of incorporation includes a provision that limits, to the maximum extent Delaware law permits, the liability of our directors and officers to us and to our stockholders for money damages except for liability resulting from:

•	actual receipt of an improper benefit or profit in money, property or services; or

•	active and deliberate dishonesty established by a final judgment as being material to the cause of action.

This limitation does not, however, apply to violations of the federal securities laws, nor does it limit the availability of non-monetary relief in any action or proceeding.

Our certificate of incorporation and by-laws obligate us, to the maximum extent Delaware law permits, to indemnify any person who is or was a party, or is threatened to be made a party, to any threatened or pending action, suit or proceeding by reason of the fact that such person is serving or served as one of our directors or officers, or, while one of our directors or officers, is serving or served, at our request, as a director or officer of another entity. Insofar as indemnification for liabilities arising under the federal securities laws may be permitted to our officers and directors pursuant to the foregoing provisions, we understand that, in the opinion of the SEC, such indemnification is against public policy as expressed in such laws and is unenforceable.

In addition, our certificate of incorporation and by-laws permit us, at our expense, to purchase and maintain insurance to protect us, Donegal Mutual and any of our or their subsidiaries’ directors, officers or employees against any liability of any character asserted against or incurred by us, Donegal Mutual or any such director, officer or employee or arising out of any such person’s corporate status, whether or not we would have the power to indemnify such person against such liability under Delaware law or Pennsylvania law, as the case may be. We also maintain, and intend to continue to maintain, liability insurance that covers our officers and directors as well as the officers and directors of Donegal Mutual and the directors and officers of our subsidiaries and the subsidiaries of Donegal Mutual.

Pay Ratio Disclosure

We believe the compensation of our executive officers should be internally consistent and equitable in order to motivate our employees to seek to create stockholder value. We have a commitment to internal pay equity, and our compensation committee monitors the relationship between the compensation of our executive officers and the compensation of our other employees. Our compensation committee reviewed a comparison of the compensation of our chief executive officer (base salary, incentive pay and stock option awards) to the compensation (base salary, incentive pay and stock option awards) of all of our employees in 2023. For 2023, the median of the annual total compensation of all of our employees, excluding the compensation of our chief executive officer, was $80,848 and the annual total compensation of our chief executive officer in 2023 was $786,240. Thus, the ratio of the annual total compensation of our chief executive officer in 2023 to the median of the annual total compensation in 2023 of all of our other employees was 9.7 to 1.

We calculated the ratio of the annual total compensation of our chief executive officer to the annual total compensation of our median employee in accordance with applicable SEC regulations. We identified our median employee compensation by examining the compensation (base salary, incentive pay and stock option awards) in 2023 of all of our employees whom we employed on December 31, 2023, the last day of our 2023 payroll year, excluding our chief executive officer. We included all employees, whether employed on a full-time basis or a part-time basis on that date. We did not make any assumptions, adjustments or estimates with respect to our annual total compensation in 2023. In computing our median annual employee compensation, we used the same methodology we use for determining the compensation of our named executive officers set forth in the 2023 Summary Compensation Table included elsewhere in this proxy statement. We did not annualize the compensation of any full-time employees whom we did not employ for all of 2023.

Pay Versus Performance

The following table summarizes the compensation actually paid to our president and chief executive officer, who is our principal executive officer (listed in the table as the “PEO”), and the average compensation actually paid to our other named executive officers (listed in the table as the “Non-PEO NEOs”) for the fiscal years 2023, 2022, 2021 and 2020:

					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Total for PEO ($)	Compensation Actually Paid to PEO ($)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)	Class A Common Stock Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)	Net Income (Loss) ($)	Combined Ratio (%)
2023	914,440	897,995	579,336	566,573	112.65	104.50	4,425,504	104.4
2022	1,180,431	1,256,456	751,940	805,762	109.16	102.08	(1,959,405)	103.3
2021	1,017,560	1,044,160	677,148	695,284	104.91	105.60	25,254,174	101.0
2020	1,290,278	1,281,678	847,290	840,466	98.98	90.33	52,815,252	96.0

We calculated the compensation actually paid for each fiscal year by adjusting the compensation that appears in this proxy statement under the caption “Executive Compensation Discussion and Analysis - Summary Compensation Table” as follows:

•	We subtracted the values we reported in the Stock Awards and Option Awards columns of the Summary Compensation Table;

•	We added the year-end fair value for equity awards that we granted in the fiscal year that were outstanding and unvested at the end of the fiscal year;

•	We added the increase, or subtracted the decrease, in the fair value of equity awards that we granted in prior fiscal years that were outstanding and unvested at the end of the fiscal year by comparing the fair value at the end of the fiscal year with the fair value at the end of the prior fiscal year and

•	We added the increase, or subtracted the decrease, in the fair value of equity awards that we granted in prior years that vested in the fiscal year by comparing the fair value on the vesting date with the fair value at the end of the prior fiscal year.

We determined fair value of equity awards in the same manner we determine fair value for share-based payments we reflect in our financial statements.

We calculated the value of an initial fixed $100 investment at December 31, 2019 based on total shareholder return for our Class A common stock and peer group total using the same methodology that we used in preparing the performance graph that appeared in our 2023 Annual Report on Form 10-K. Our peer group consists of Cincinnati Financial Corporation, The Hanover Insurance Group, Inc., Horace Mann Educators Corporation, Kemper Corporation, Selective Insurance Group Inc. and United Fire Group, Inc.

Joint Report of the Compensation Committees of Donegal Mutual and DGI

Our compensation committee held a joint meeting with the compensation committee of the board of directors of Donegal Mutual on March 4, 2024. The compensation committees reviewed and discussed the compensation discussion and analysis that appears in this proxy statement under the caption “Executive Compensation Discussion and Analysis.”

Based on the review and discussion by our compensation committee with management and the joint meeting with the members of our compensation committee and the compensation committee of Donegal Mutual, the members of our compensation committee then held a separate meeting at which our compensation committee reviewed our results relative to our corporate objectives for 2023. Our compensation committee then reviewed the individual performance of our named executive officers.

Our compensation committee recommended to our board of directors that our board of directors approve the inclusion of the compensation discussion and analysis set forth in this proxy statement under the caption “Executive Compensation Discussion and Analysis” for filing with the SEC and the incorporation by reference of such compensation discussion and analysis in our Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the SEC.

The foregoing report is provided by the following directors who constitute our compensation committee and the compensation committee of the board of directors of Donegal Mutual:

March 4, 2024

Scott A. Berlucchi

Michael K. Callahan

Jack L. Hess

Kevin M. Kraft, Sr.

S. Trezevant Moore, Jr.

Richard D. Wampler, II

Members of the Compensation Committees of Donegal Group Inc. and Donegal Mutual Insurance Company

Equity Compensation Plan Information

The following table sets forth information regarding our common stock equity compensation plans at December 31, 2023:

Plan category	Number of Class A shares to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of Class A shares remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by securityholders	5,052,328	$14.58	569,540
Equity compensation plans not approved by securityholders	—	—	—
Total	5,052,328	$14.58	569,540

Our equity compensation plans do not provide for the issuance of shares of our Class B common stock.

PROPOSAL 1

ELECTION OF DIRECTORS

Introduction

The DGCL, the PHCA and our by-laws govern the election of our directors by our stockholders. Because Donegal Mutual has owned more than a majority of the aggregate voting power of our outstanding shares of common stock since our formation in 1986, Donegal Mutual has had the ability to control the election of all of our directors and has voted every year since 1986 to elect as our directors the candidates nominated by our nominating committee and board of directors. Donegal Mutual has advised us in writing that it will also do so at our 2024 Annual Meeting.

The following discussion summarizes the process the nominating committee of our board of directors follows in connection with the nomination of candidates for election as directors by our stockholders and their taking of office.

Nominations

Our by-laws provide that:

•	our board of directors shall annually appoint a nominating committee that consists of not less than two directors who are not officers or employees of Donegal Mutual or us and who do not own beneficially 10% or more of our Class A common stock or our Class B common stock; and

•	our nominating committee shall, prior to each annual meeting of stockholders, determine and nominate candidates for election by our stockholders as directors to succeed the class of directors whose terms of office will expire upon the election of directors of that class at that year’s annual meeting of stockholders and their taking of office.

In accordance with our by-laws, on April 20, 2023 our board of directors appointed a nominating committee consisting of Jack L. Hess, Kevin M. Kraft, Sr., Jon M. Mahan and Richard D. Wampler, II. Neither Mr. Hess, Mr. Kraft, Mr. Mahan nor Mr. Wampler is an officer or employee of Donegal Mutual or us or a beneficial owner of a 10% or greater interest in our Class A common stock or a 10% or greater interest in our Class B common stock.

Our Director Nominating Procedures

Any stockholder may nominate a candidate for election as director at any annual meeting of our stockholders provided the stockholder complies with the advance notice provisions and other applicable provisions of our by-laws. We describe those procedures under “Stockholder Proposals” elsewhere in this proxy statement. Our nominating committee may also consider candidates our management proposes. We do not use executive search firms to identify director candidates.

With the exception of applicable regulations of the SEC, the listing application standards of NASDAQ and the requirements of the PHCA, our nominating committee does not have any specific, minimum qualifications for the nomination of a candidate for election as one of our directors. Our nominating committee may take into account such factors as it deems appropriate. These factors include the judgment, skill, diversity and business experience of the candidate, the interplay of the candidate’s experience with the experience of the other members of our board of directors and the extent to which the candidate would contribute to the overall effectiveness and collective experience of our board of directors.

Our nominating committee and our board of directors considers, at a minimum, the following factors on a non-exclusive basis in identifying and evaluating potential new director candidates, including any stockholder nominee, or the continued service of our current directors:

•	The professional experience of a candidate for election as a director. A candidate should have a record of accomplishments and have recognized achievements in the candidate’s field of employment.

•	Whether the candidate serves as a member of Donegal Mutual’s board of directors.

•	The education, expertise and experience of the candidate, and the candidate’s ability to offer advice and guidance to our chief executive officer based on that candidate’s education, expertise and experience.

•	The candidate’s possession of high personal and professional ethics, integrity and values, as well as a demonstrated record of cooperative interaction with the board of directors and senior management of other companies for which the candidate serves as a director.

•	A candidate should be inquisitive and objective, and have the ability to exercise practical and sound business judgment and think independently.

•	The ability of the candidate to devote sufficient time to carrying out effectively his or her duties and responsibilities as one of our directors.

•	A candidate should have a history of engagement in his or her principal position of not less than five years during which the candidate has demonstrated the candidate’s ability to work effectively with others.

We seek qualified candidates who, taken together, represent a diversity of skills, backgrounds and experience, including ethnic background, gender, geographic and professional experience. Our nominating committee assesses the areas of expertise and functional skills that would assist us in rounding out the existing collective strengths of our board of directors.

Because Donegal Mutual has maintained majority voting control of us since our formation in 1986, a majority of our board of directors since 1986 has at all times included that number of directors who also serve as members of the board of directors of Donegal Mutual as is sufficient to constitute a majority of the members of our board of directors. The number of Donegal Mutual-designated members who serve on our board of directors has ranged from six of eight directors in 1986 to six of 11 directors in 2023. The number of Donegal Mutual directors who also serve on our board of directors will increase to seven of 11 directors following our 2024 Annual Meeting. It is our intent and the intent of Donegal Mutual to maintain that number of Donegal Mutual directors who also serve on our board of directors as constitutes a majority of our board of directors as long as Donegal Mutual continues to own more than a majority of the aggregate voting power of our two outstanding classes of common stock.

Subject to Donegal Mutual’s maintenance of its designees as a majority of the members of our board of directors, the nominating committee in nominating candidates for election as members of our board of directors takes into account the relative diversity of our policyholders and our stockholders. The nominating committee does not discriminate against any director candidate on the basis of race, color, religion, sex, national origin, age, ancestry or disability.

The Role of the Nominating Committee of Our Board of Directors

Our nominating committee met on February 29, 2024 to evaluate the performance and qualifications of the four incumbent Class B members of our board of directors whose terms will expire upon the election of their successors at our 2024 Annual Meeting and the taking of office by their successors. Mr. Wampler informed us that he would not seek reelection to a new term. After considering the performance during their past service on our board of directors and qualifications of Mr. Bixenman, Mr. Kraft and Mr. Mahan, the remaining three incumbent Class B members of our board of directors, our nominating committee nominated them for reelection to a new term as Class B directors. Our nominating committee also nominated Britta H. Schatz as a new Class B director upon reviewing her qualifications and experience. On March 4, 2024, our board of directors met and accepted the report of our nominating committee and approved the nomination by our nominating committee of the four nominees for election as Class B directors at our 2024 Annual Meeting.

Our Nominees for Election as Class B Directors at Our 2024 Annual Meeting

Our board of directors currently has 11 members and consists of four Class A directors, four Class B directors and three Class C directors. We elect each director of each class for a three-year term and until the director’s successor takes office. The current three-year terms of our Class B directors expire at our 2024 Annual Meeting and upon the election and taking of office by their successors. The current three-year terms of our Class C directors next expire at our 2025 annual meeting of stockholders and upon the election and taking of office by their successors, and the current three-year terms of our Class A directors next expire at our 2026 annual meeting of stockholders and upon the election and taking of office by their successors. We believe our nominees for election as Class B directors possess the experience and qualifications to provide sound guidance and oversight to our senior executive management.

We will elect four Class B directors at our 2024 Annual Meeting. Unless you have marked your proxy card to the contrary, we have instructed the proxies named on your proxy card to vote for the election of the four nominees for Class B directors we name in this proxy statement.

If any of the named nominees for Class B director becomes unavailable for any reason, our board of directors will designate a substitute nominee. Our board of directors believes each nominee will be able to serve if elected. A majority of our board of directors may fill any vacancy that occurs in our board of directors for any reason until the expiration of the term of the class of directors in which the vacancy has occurred.

The names of our four nominees for election as Class B directors, and our Class C directors and our Class A directors who will continue in office after our 2024 Annual Meeting until the expiration of their respective terms and the election and taking of office of their respective successors, together with certain information regarding them, are as follows:

Class B Directors
Name	Age	Director Since	Year Term Will Expire*
Dennis J. Bixenman	77	2018	2027
Kevin M. Kraft, Sr.	71	2009	2027
Jon M. Mahan	54	2006	2027
Britta H. Schatz	63	—	2027

*	If elected at our 2024 Annual Meeting

Our Class C Directors and Our Class A Directors Who Will Continue as Directors After Our 2024 Annual Meeting

Class C Directors
Name	Age	Director Since	Year Term Will Expire
Scott A. Berlucchi	66	2013	2025
Barry C. Huber	72	2015	2025
S. Trezevant Moore, Jr.	70	2006	2025

Class A Directors
Name	Age	Director Since	Year Term Will Expire
Kevin G. Burke	58	2016	2026
Jack L. Hess	76	2011	2026
David C. King	60	2020	2026
Annette B. Szady	63	2020	2026

Our board of directors recommends you vote FOR the election of the four nominees for Class B directors we name above.

Mr. Berlucchi has been president and chief executive officer of Auburn Memorial Hospital, Auburn, New York since 2007. We believe the experience of Mr. Berlucchi as the chief executive officer of a major hospital system qualifies him to serve as a member of our board of directors.

Mr. Bixenman has been a director of Donegal Mutual since 2006. For a number of years prior to his retirement in 2012, Mr. Bixenman served as vice president and senior consultant of Williams & Company Consulting, Inc., an environmental and business consulting firm with its headquarters in Sioux City, Iowa. Mr. Bixenman is a certified public accountant with extensive experience in auditing and preparing financial statements. We believe Mr. Bixenman’s background and financial accounting expertise qualifies Mr. Bixenman to serve on our board of directors.

Mr. Burke has served as our president and chief executive officer since 2015 and as one of our directors since October 2016. Mr. Burke has served as president and chief executive officer of Donegal Mutual since September 2018 and as a director of Donegal Mutual since 2014. He served as executive vice president and chief operating officer of Donegal Mutual from 2014 to August 2018, as senior vice president of human resources of Donegal Mutual and us from 2005 to 2014 and as vice president of human resources of Donegal Mutual and us from 2001 to 2005. We believe Mr. Burke’s leadership and experience in these positions with Donegal Mutual and us qualifies him to serve on our board of directors.

Mr. Hess, a certified public accountant for more than 40 years, retired as a partner of Bertz, Hess & Co., LLP, a public accounting firm, on December 31, 2015. He was a partner of that firm and a predecessor firm since 1982. Mr. Hess is managing partner of Hempland Associates, a real estate investment partnership based in Lancaster County, Pennsylvania. Mr. Hess has been a director of Donegal Mutual since 2009, a director of us since 2011 and a director of Conestoga Title Insurance Company, a subsidiary of Donegal Mutual, since 2006. Mr. Hess’ background brings significant auditing and tax expertise to our board of directors as well as experienced business management skills, which we believe qualifies Mr. Hess to serve on our board of directors.

Mr. Huber practiced for over 35 years as a certified public accountant with Trout, Ebersole & Groff, LLP, a public accounting firm, for which he served as managing partner from 1998 to 2010. He retired from that firm in 2012. We believe the experience of Mr. Huber as the managing partner of a major regional public accounting firm qualifies Mr. Huber to serve on our board of directors.

Mr. King has served as the president and chief executive officer of Horst Insurance, a Lancaster, Pennsylvania-based independent insurance agency, since 2005 and served in various leadership positions within that agency from 1995 to 2005. Mr. King also serves as the corporate risk manager for Horst Group, Inc., the parent company of Horst Insurance, and has served on the board of directors of that entity since 2005. Mr. King has supported the insurance industry and the Lancaster, Pennsylvania community through his participation in various insurance industry associations, representation on agency advisory boards for several insurance companies and service on numerous boards of directors. Mr. King’s insurance industry and business leadership experience brings significant expertise and the perspective of an insurance agent to our board of directors, which we believe qualifies Mr. King to serve on our board of directors.

Mr. Kraft has been the chief executive officer of Clyde W. Kraft Funeral Home, Columbia, Pennsylvania since 1995. Mr. Kraft is also registered as an insurance agent with the Pennsylvania Department of Insurance. Mr. Kraft has been a director of Donegal Mutual since 2003. Mr. Kraft also serves on the board of directors of a Lancaster County-based water utility, and Conestoga Title Insurance Company, a subsidiary of Donegal Mutual. We believe Mr. Kraft’s background and experience qualifies him to serve as a member of our board of directors.

Mr. Mahan has been a managing director in the Investment Banking Division of Stifel Nicolaus & Company, Incorporated since 2005. Mr. Mahan specializes in corporate finance with a focus on mergers and acquisitions, and has experience with a variety of corporate transactions involving mergers and acquisitions. Mr. Mahan’s expertise benefits our analysis of acquisition opportunities and makes him a desirable member of our board of directors.

Mr. Moore has served as a managing director of Lima One Capital, LLC, a specialty finance company that originates and finances first mortgages to real estate investors with respect to non-owner occupied investment properties throughout the United States, since June 2017. Lima One Capital, LLC is an affiliate of Promontory MortgagePath, which Mr. Moore joined in December 2016. From October 2014 to December 2016, Mr. Moore was an executive vice president of FirstKey Mortgage, LLC, a subsidiary of Cerberus. Mr. Moore served as a managing director in the securities unit of the Royal Bank of Scotland from October 2012 to October 2014. From March 2010 until October 2012, Mr. Moore served as senior vice president, Strategic Investment Group, of The Federal Home Loan Mortgage Corporation. We believe the experience of Mr. Moore in mortgage securities and financial businesses amply qualifies him to serve as a member of our board of directors.

Mrs. Schatz retired as chief information officer and vice president of information technology of Penn National Mutual Casualty Insurance Company, a Harrisburg, Pennsylvania-based mutual insurance company, where she served in various executive and information technology management roles for 20 years. Mrs. Schatz has been a director of Donegal Mutual since 2023. During her tenure at Penn National Insurance, Mrs. Schatz coordinated the replacement of the core underwriting, claims and billing systems and was responsible for development and execution of strategies for areas including technology architecture, enterprise data management, predictive analytics, cloud and digital technologies, business intelligence and innovation research and development. Mrs. Schatz was also responsible for the creation and oversight of the company's cybersecurity program and certification of cybersecurity compliance to insurance regulatory authorities. We believe Mrs. Schatz's extensive information technology experience in the insurance industry amply qualifies her to serve as a member of our board of directors.

Mrs. Szady is a certified public accountant and served as the director of the bureau of financial examinations within the office of corporate and financial regulation of the Pennsylvania Insurance Department from 2011 to 2016. For 20 prior years, Mrs. Szady served in various financial leadership positions, including 15 years as the vice president and chief financial officer, for the largest writer of professional liability insurance for physicians in the Commonwealth of Pennsylvania. We believe Mrs. Szady’s insurance industry background, insurance regulatory experience and financial expertise qualifies Mrs. Szady to serve on our board of directors.

Six of our 11 current directors (Messrs. Berlucchi, Bixenman, Burke, Hess and Kraft and Mrs. Szady) and Mrs. Schatz also serve as directors of Donegal Mutual, with which we have inter-company agreements providing for, among other things, the pooling of Atlantic States’ underwriting results with those of Donegal Mutual, reinsurance and expense-sharing. See “The Relationship of Donegal Mutual and DGI” elsewhere in this proxy statement. After the election of the nominees for Class B director we name in this proxy statement, seven of our 11 directors will continue to serve as directors of Donegal Mutual. We believe our board membership appropriately represents our public stockholders, who collectively owned approximately 29% of the aggregate voting power of our outstanding shares of our Class A common stock and our outstanding shares of our Class B common stock at March 1, 2024, and Donegal Mutual, which owned approximately 71% of the aggregate voting power of our outstanding shares of our Class A common stock and our outstanding shares of our Class B common stock at March 1, 2024.

Because Donegal Mutual owns approximately 71% of the combined voting power of our outstanding Class A common stock and our outstanding Class B common stock and because Donegal Mutual will vote for the election of the four nominees we name in this proxy statement, our stockholders will elect at our 2024 Annual Meeting our four nominees to serve as Class B directors for a term of three years and until the election of their respective successors and their respective successors take office.

Our board of directors unanimously recommends that you vote FOR the election of our four nominees to serve as Class B directors for a term of three years and until the election of their respective successors and their respective successors take office.

PROPOSAL 2

APPROVAL OF OUR 2024 EQUITY INCENTIVE PLAN FOR EMPLOYEES

Description of Our 2024 Equity Incentive Plan for Employees

Purpose

Our board of directors adopted our 2024 equity employee plan for employees, or our 2024 Employee Plan, on March 4, 2024, subject to stockholder approval of our 2024 Employee Plan at our 2024 Annual Meeting. The objective of our 2024 Employee Plan is to provide an incentive to our employees to contribute to our growth, development and financial success as well as that of the member companies of the Donegal Insurance Group by continuing to align the interests of our employees with the interests of our stockholders. We include a copy of our 2024 Employee Plan as Appendix A to this proxy statement.

Grants

Our 2024 Employee Plan, if approved by the requisite vote of our stockholders at our 2024 Annual Meeting, will permit the issuance of an aggregate of 4,500,000 shares of our Class A common stock, including shares pursuant to the granting of options to purchase our Class A common stock that we intend will qualify as incentive stock options under Section 422 of the Code, and non-qualified stock options to purchase our Class A common stock that we do not intend will qualify under Section 422 of the Code. The number of Donegal Mutual’s employees and the employees of our respective subsidiaries and affiliates is approximately 872 persons. Although all of Donegal Mutual's employees and all of the employees of our respective subsidiaries and affiliates are eligible to receive awards under our 2024 Employee Plan, an award to any particular employee is subject to the discretion of our board of directors and its compensation committee. We will target awards to those officers and employees of the Donegal Insurance Group who are responsible for management and direction of its business. Our intent is to provide those officers and employees with the opportunity to participate in the growth we anticipate in the value of our Class A common stock.

Our board of directors may make the following types of grants under our 2024 Employee Plan:

•	qualified and non-qualified stock options;

•	restricted stock awards;

•	restricted stock unit awards; and

•	other stock-based awards based on, measured by or payable in shares of our Class A common stock.

Upon the approval of our 2024 Employee Plan, we will no longer grant awards under our 2019 Equity Incentive Plan for Employees. The maximum number of shares of our Class A common stock for which we may grant awards under our 2024 Employee Plan may not exceed 4,500,000 shares. For administrative purposes, our board of directors will reserve shares for issuance when we grant awards under our 2024 Employee Plan. If an award expires or terminates for any reason before it is fully vested or exercised, we may again make the number of shares subject to that award subject to another award under our 2024 Employee Plan. We will make appropriate adjustments to outstanding awards and to the number or kind of shares subject to our 2024 Employee Plan in the event of a stock split, reverse stock split, stock dividend, share combination or reclassification and certain other types of corporate transactions, including a merger or a sale of all or substantially all of our assets.

Administration

Our board of directors or a board committee of two or more members who are non-employee directors within the meaning of Rule 16b-3 under the Exchange Act will administer our 2024 Employee Plan. Our compensation committee, with the advice of our president and chief executive officer, will:

•	recommend to our board of directors the employees to whom we will grant awards and the type, amount of shares and terms of each award;

•	determine the exercise price for the purchase of shares of our Class A common stock subject to options, which exercise price may not be less than 100% of the closing price of our Class A common stock on the NASDAQ Global Select Market as of the close of business on the day before the date of grant of the option;

•	determine whether options are incentive stock options or non-qualified options, although we have not granted incentive options in recent years;

•	interpret the provisions of our 2024 Employee Plan and decide all questions of fact arising in the application of our 2024 Employee Plan; and

•	make all other determinations necessary or advisable for the administration of our 2024 Employee Plan.

Option Agreements

Our compensation committee will determine the exercise price of any stock options we grant. The exercise price of an option will be equal to or greater than 100% of the fair market value of our Class A common stock as of the close of business on the day before the date of grant. Our 2024 Employee Plan defines fair market value as the closing price of our Class A common stock on the NASDAQ Global Select Market. In the event no sales on the NASDAQ Global Select Market occur on such date, we will determine the fair market value as of the last date on which sales occurred immediately preceding the day before the date of grant of a stock option.

An option holder, upon the exercise of an option or a portion of an option, must pay the exercise price in full of the shares the option holder purchases. The payment will equal the exercise price of the option times the number of shares for which the option holder has exercised his or her option. An option holder may pay the exercise price by:

•	the payment of cash;

•	delivery of shares of our Class A common stock having a fair market value on the date of exercise equal to the exercise price of the number of shares for which the option holder is exercising his or her option;

•	having a broker or our transfer agent sell shares of our Class A common stock the option holder owns simultaneously with the exercise of the option and remitting the aggregate exercise price to us and the remainder of the proceeds to the holder of the option; or

•	any other method our board of directors authorizes in its discretion.

The policy of our compensation committee is that an option holder exercising an option must pay us any taxes we have the obligation to withhold as a result of the exercise at the time of exercise.

We will evidence the grant of an option by delivering a written option agreement to each option holder. The option agreement will be consistent with the terms of our 2024 Employee Plan and as our compensation committee approves from time to time. The option agreement will state the number of shares of our Class A common stock the option holder may purchase pursuant to the option granted, the exercise price, when the option holder may exercise all or a part of the option and the term for which the option is exercisable.

The term of any option under our 2024 Employee Plan may not exceed ten years. Our board of directors will determine when options become exercisable, and may accelerate the exercisability of outstanding options at any time for any reason. Except as we may otherwise provide in the option agreement granting an option, an employee may only exercise an option while the option holder remains a Donegal Insurance Group employee. The option agreement explains the circumstances in which an optionee may exercise an option after the termination of the optionee's employment.

Incentive Options and Non-Qualified Options

Our board of directors will determine whether options we grant are incentive stock options meeting the requirements of Section 422 of the Code or non-qualified options that do not satisfy the requirements of Section 422 of the Code; although, as noted earlier, as a historical matter, we have not granted incentive stock options in recent years. We may grant incentive stock options only to eligible employees. All of Donegal Mutual’s employees and all employees of our respective subsidiaries and affiliates are eligible to receive a stock option under our 2024 Employee Plan. An optionee may not receive incentive stock options that first become exercisable in any calendar year for shares with an aggregate fair market value determined at the date of grant in excess of $100,000.

Restricted Stock and Restricted Stock Units

Our compensation committee may grant shares of restricted stock or restricted stock units, which may be subject to vesting and forfeiture conditions during an applicable restriction period. We will evidence the grant of a restricted stock or restricted stock unit award by delivering a written award agreement to each grantee. The award agreement will be consistent with the terms of our 2024 Employee Plan and as our compensation committee approves from time to time. The award agreement will state the number of shares of our Class A common stock the grantee has received, the issue price and any conditions for vesting, repurchase or forfeiture.

Transferability

An employee may not transfer an award granted under our 2024 Employee Plan except by will or by the laws of descent and distribution.

Amendment and Termination

Our 2024 Employee Plan will remain in effect until April 18, 2029. Without stockholder approval, we may not amend our 2024 Employee Plan if the amendment would materially increase:

•	the number of shares that we may issue;

•	the benefits accruing to participants; or

•	the requirements for eligibility for participation.

In all other respects, our board of directors may amend, modify, suspend or terminate our 2024 Employee Plan, except that our board of directors may not make any modification, amendment or termination to our 2024 Employee Plan, without the consent of an award holder, if such modification, amendment or termination would adversely affect the rights of the award holder under an outstanding award. In addition, our board of directors may not reprice stock options.

Federal Income Tax Consequences

A general summary of the federal income tax consequences of grants of awards under our 2024 Employee Plan follows. Grants may also be subject to state and local taxes. We intend this discussion for use by our stockholders in determining how to vote at our 2024 annual meeting of stockholders and not as tax advice to our employees who receive grants of awards under our 2024 Employee Plan.

An employee receiving a stock option will not recognize taxable income for federal income taxes upon the grant of the stock option, nor will we be entitled to any deduction on account of the grant of a stock option. Upon the exercise of a non-qualified stock option, an employee will recognize ordinary income in the amount by which the fair market value of the shares on the date of exercise then exceeds the exercise price of the option.

The basis of shares acquired upon the exercise of a non-qualified stock option will equal the fair market value of the shares on the date of exercise, and the holding period of the shares for capital gain purposes will begin on the date of exercise. In general, we will be entitled to a business expense deduction in the same amount and at the same time as an employee recognizes ordinary income upon exercise of a non-qualified stock option.

An employee who receives a restricted stock or restricted stock unit award will recognize ordinary income in the year of receipt, measured by the value of the shares received determined without regard to the transfer restriction. In general, we will be entitled to a tax deduction in connection with grants under our 2024 Employee Plan in an amount equal to the ordinary income the employee realizes at the time the employee recognizes ordinary income.

A purchase of shares upon exercise of an incentive stock option will not result in recognition of income at that time, provided the optionee was our employee during the period from the date of grant until three months before the date of exercise, or 12 months if the employment of the employee terminates due to total and permanent disability. The basis of the shares an employee receives upon exercise of an incentive stock option is the exercise price times the number of shares purchased. The holding period for such shares for capital gain purposes begins on the date of exercise.

If an optionee does not dispose of the shares the optionee purchased upon the exercise of an incentive stock option for one year after the optionee's purchase of the shares or within two years after the date of the grant of such incentive stock option, whichever is later, then any gain or loss realized on a later sale or exchange of such shares will generally be a long-term capital gain or a long-term capital loss equal to the difference between the amount the optionee realizes upon the disposition and the exercise price. If the optionee sells the shares during such period, i.e., within two years after the date of grant of the incentive stock option or within one year after the purchase of the shares by the optionee upon the exercise of the stock option, the sale will be deemed a "disqualifying disposition." In the event of a disqualifying disposition, the optionee will recognize ordinary income equal to the amount, if any, by which the lesser of the fair market value of such shares on the date of exercise or the amount realized from the sale exceed the amount the optionee paid for such shares, and we will be entitled at that time to a business expense deduction for that amount.

Tax Withholding

We have the right to require the recipient of any grant to pay to us an amount necessary to satisfy our federal, state and local tax withholding obligations with respect to a grant to that recipient. We may withhold an amount necessary to satisfy these amounts from other amounts we would otherwise pay to the recipient.

Potential Dilutive Effect of Stock Options

Our board of directors believes our granting of stock options to our employees and directors as well as the employees and directors of our subsidiaries and our affiliates is an important part of our compensation philosophy and that our stock option grants promote the interests of DGI and its stockholders by aligning the interests of such employees and directors with the interests of our stockholders and motivating such employees and directors to achieve our long-term corporate objectives. For those reasons, our board of directors believes it is desirable and appropriate that our stockholders vote to approve our 2024 Employee Plan and our 2024 Director Plan.

If all of the currently outstanding and exercisable options to purchase shares of our Class A common stock were exercised, the shares so issued would represent approximately 11.6% of the number of shares of our Class A common stock outstanding at March 1, 2024. The average number of options to purchase Class A shares we have issued in each of the last three years is 940,767 at a weighted average exercise price of $14.11 per share. As we note elsewhere in this proxy statement, upon stockholder approval of our 2024 Employee Plan and our 2024 Director Plan, we will no longer make grants under our previous equity incentive plans.

The potential dilution we describe above may not be indicative of the actual number of shares we will issue in the future. Our stock compensation plans do not contemplate the amount or timing of specific equity awards, other than the annual restricted stock grant of 500 Class A shares to each director.

The potential dilution we describe above is a forward-looking statement. Forward-looking statements are not facts. Actual results may differ materially because of factors such as those we identify in the reports we file with the SEC.

Our board of directors recommends a vote FOR approval of our 2024 Employee Plan.

PROPOSAL 3

APPROVAL OF OUR 2024 EQUITY INCENTIVE PLAN FOR DIRECTORS

Description of Our 2024 Equity Incentive Plan for Directors

Purpose

On March 4, 2024, our board of directors adopted our 2024 equity incentive plan for directors, or our 2024 Director Plan, subject to stockholder approval at our 2024 Annual Meeting. The purpose of our 2024 Director Plan is to enhance our ability and the ability of the member companies of the Donegal Insurance Group to attract and retain qualified directors, to provide a portion of the compensation of our directors in the form of equity and, in so doing, to strengthen the alignment of the interests of our directors with the interests of our stockholders. We include a copy of our 2024 Director Plan as Appendix B to this proxy statement.

Grants

Our 2024 Director Plan provides for:

•	the grant of non-qualified stock options to eligible non-employee directors;

•	restricted stock awards;

•	restricted stock unit awards; and

•	other stock-based awards based on, measured by or payable in shares of our Class A common stock.

We make annual restricted stock awards on an automatic basis to our directors, without any action by our board of directors or the board of directors of Donegal Mutual. The total number of shares of Class A common stock that may be the subject of grants under our 2024 Director Plan may not exceed 500,000 shares.

The number of persons who are eligible to participate in our 2024 Director Plan is currently 21, consisting of our directors, the directors of Donegal Mutual, the directors of our respective subsidiaries and the directors of each of the companies from which we or Donegal Mutual assume 100% quota-share reinsurance. We have not granted any options or restricted stock awards under our 2024 Director Plan, and we have not made any determination as to the allocation of grants of options or restricted stock awards under our 2024 Director Plan, except as we describe above.

Our 2024 Director Plan provides for appropriate adjustments to outstanding options and to the number or kind of shares subject to our 2024 Director Plan in the event of a stock split, reverse stock split, stock dividend, share combination or reclassification and certain other types of corporate transactions, including our merger with another corporation or a sale of all or substantially all of our assets.

Our board of directors or a board committee will administer our 2024 Director Plan. Our board of directors has the power to interpret our 2024 Director Plan, the director options and the restricted stock awards, and, subject to the terms of our 2024 Director Plan, to determine who will be granted director options, the number of shares of our Class A common stock subject to director options to be granted to any non-employee director, the timing of such grants and the terms of exercise. Our board of directors has the authority to amend the terms of an option provided the amendment does not materially impair the rights or obligations of the director, subject to the condition that our board of directors may not reprice stock options. Our board of directors also has the power to adopt rules for the administration, interpretation and application of our 2024 Director Plan. Our board of directors does not have any discretion to determine who will be granted restricted stock awards under our 2024 Director Plan, to determine the number of shares of our Class A common stock to be subject to such restricted stock awards to be granted to each director or to determine the timing of such grants.

Restricted Stock Awards

Restricted stock awards consist of shares of Class A common stock that we issue in the name of the director but that the director may not sell or otherwise transfer until one year after the date of grant. Upon the issuance of shares pursuant to a restricted stock award, the director has all rights of a holder of our Class A common stock with respect to the shares, except that the director may not sell or otherwise transfer such shares until one year after the date of grant.

We will evidence restricted stock awards by written agreements in such form consistent with our 2024 Director Plan as our board of directors approves from time to time. Each agreement will contain such restrictions, terms and conditions as our 2024 Director Plan requires.

Non-Qualified Stock Options

The exercise price of an option will be equal to or greater than 100% of the fair market value of our Class A common stock as of the close of business on the day before the date of grant. Our 2024 Director Plan defines fair market value as the closing price of our Class A common stock on the NASDAQ Global Select Market. In the event no sales on the NASDAQ Global Select Market occur on such date, we will determine the fair market value as of the last date on which sales occurred immediately preceding the day before the date of grant of a stock option.

A director may pay the exercise price of an option in cash, by delivering shares of our Class A common stock having a fair market value on the date of exercise equal to the exercise price of the option the director is exercising, by having a broker sell Class A common stock simultaneously with the exercise of the option and remitting the aggregate exercise price to us or by any other method our board of directors may authorize from time to time.

The term of any option under our 2024 Director Plan may not exceed ten years. Our board of directors will determine when options become exercisable, and may accelerate the exercisability of outstanding options at any time for any reason. Except as provided in the written agreement evidencing each option grant, an option may only be exercised while the recipient remains a director. The written agreement evidencing the option grant will explain the circumstances in which an option may be exercised after termination of an individual's service as a director.

Transferability

A director may not transfer an option granted under our 2024 Director Plan except by will or by the laws of descent and distribution.

Amendment and Termination

Our 2024 Director Plan will remain in effect until April 18, 2029. Our board of directors may terminate or amend our 2024 Director Plan at any time, subject to any required stockholder approval unless the termination or amendment would impair any rights or obligations under any outstanding director stock option.

Federal Income Tax Consequences

A general summary of the federal income tax consequences of grants of stock options under our 2024 Director Plan follows. Grants may also be subject to state and local taxes. This description is intended for use by our stockholders in determining how to vote at our 2024 Annual Meeting and not as tax advice to directors who receive grants of stock options under our 2024 Director Plan.

A director receiving a non-qualified option will not recognize income for federal income tax purposes upon the grant of the option, nor will we be entitled to any deduction on account of such grant. Upon the exercise of a non-qualified stock option, the director will recognize ordinary income in the amount by which the fair market value of such shares on the date of exercise then exceeds the exercise price of the option.

A director who receives a restricted stock award will recognize ordinary income in the year of receipt, measured by the value of the shares received determined without regard to the transfer restriction. In general, we will be entitled to a tax deduction in connection with grants under our 2024 Director Plan in an amount equal to the ordinary income the director realizes at the time the director recognizes ordinary income.

Tax Withholding

We have the right to require a director who receives a grant of a non-qualified stock option to pay to us an amount necessary to satisfy our federal, state and local tax withholding obligations with respect to a grant to that recipient. We may withhold an amount necessary to satisfy these amounts from other amounts we would otherwise pay to the recipient.

Potential Dilutive Effect of Stock Options

We refer you to the discussion of the effect outstanding stock options may have on the price and trading volume of our Class A common stock under “Approval of our 2024 Equity Incentive Plan for Employees – Potential Dilutive Effect of Stock Options.”

Our board of directors recommends a vote FOR approval of our 2024 Director Plan.

PROPOSAL 4

RATIFICATION OF THE APPOINTMENT BY OUR AUDIT COMMITTEE OF

KPMG LLP TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR 2024

Our audit committee has appointed KPMG LLP to serve as our independent registered public accounting firm for our fiscal year ending December 31, 2024. Although our by-laws do not require that we submit our audit committee’s appointment of KPMG LLP to our stockholders for ratification, we do so as a matter of appropriate corporate governance.

Representatives of KPMG LLP will attend our 2024 Annual Meeting and will respond to appropriate questions. The KPMG LLP representatives will also be able to make a statement during our 2024 Annual Meeting if any of them determines to do so.

Because Donegal Mutual owns approximately 71% of the combined voting power of our outstanding Class A common stock and our outstanding Class B common stock and because Donegal Mutual will vote for the ratification of our audit committee’s appointment of KPMG LLP to serve as our independent registered public accounting firm for our fiscal year ending December 31, 2024, our stockholders will approve at our 2024 Annual Meeting the ratification of our audit committee’s appointment of KPMG LLP to serve as our independent registered public accounting firm for our fiscal year ending December 31, 2024.

Our board of directors recommends that you vote FOR the ratification of our audit committee’s appointment of KPMG LLP to serve as our independent registered public accounting firm for our fiscal year ending December 31, 2024.

Even if our stockholders ratify the appointment of KPMG LLP, our audit committee, in its discretion, may appoint a different independent registered public accounting firm at any time during 2024 if our audit committee determines that such a change would be in our best interests and in the best interests of our stockholders.

AUDIT AND NON-AUDIT FEES

Our audit committee approves the fees and other significant compensation we pay to our independent registered public accounting firm for the preparation and issuance of an audit report, including an opinion, or related work incidental to the opinion. Before making its determination with respect to the appointment of a public accounting firm, our audit committee carefully considers the qualifications and competence of the independent registered public accounting firm. For KPMG LLP, this process has included a review of its performance in prior years, its processes for maintaining independence, the results of its most recent internal quality control review or inspection by the PCAOB, the key members of KPMG LLP’s audit engagement team, its approach to resolving significant accounting and auditing matters, including consultation with KPMG LLP’s national office, as well as KPMG LLP’s reputation for integrity and competence in auditing and accounting. Our audit committee also approves all auditing services and permitted non-audit services, including the fees and terms for such services, to be performed for us by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in the Exchange Act. Our audit committee delegates to our audit committee chairman pre-approval authority for non-audit services up to $25,000 subject to subsequent approval by our audit committee at its next scheduled meeting.

Our audit committee reviewed and discussed with KPMG LLP the following fees for services KPMG LLP rendered to us during 2022 and 2023 and considered whether KPMG LLP’s performance of any non-audit services was incompatible with the independence of KPMG LLP.

Audit Fees. We incurred fees of KPMG LLP in connection with the audit of our annual consolidated and statutory financial statements for 2022 and 2023, the reviews of our consolidated financial statements in our Form 10-Q quarterly reports during those years and the services KPMG LLP performed in connection with filings of registration statements and offerings. The fees for such audit services we paid or expect to pay KPMG LLP for our fiscal years ended December 31, 2022 and 2023 were $1,080,000 and $1,505,000, respectively. The following information relates to additional fees we paid KPMG LLP for services during our fiscal years ended December 31, 2022 and 2023:

•	Audit-Related Fees. During our fiscal year ended December 31, 2022, we paid KPMG LLP audit-related fees of $35,000 in connection with agreed-upon procedures KPMG LLP performed in assisting us and the Michigan Catastrophic Claims Association (the “MCCA”) in evaluating the compliance of MICO with annual assessment reporting requirements for the MCCA’s fiscal years ended June 30, 2020, 2021 and 2022. We did not pay KPMG LLP any audit-related fees during our fiscal year ended December 31, 2023.

•	Tax Fees. We did not pay KPMG LLP any tax fees during our fiscal years ended December 31, 2022 or 2023.

•	All Other Fees. We did not pay KPMG LLP any fees for other services during our fiscal years ended December 31, 2022 and 2023.

Report of Our Audit Committee

Our audit committee performs its responsibilities in accordance with the Exchange Act. Each of the members of our audit committee satisfies the independence and financial literacy requirements under applicable Exchange Act rules. Our board of directors believes that all four members of our audit committee, Jack L. Hess, Barry C. Huber, Jon M. Mahan and Richard D. Wampler, II, each satisfy the financial expertise requirements and have the requisite experience the SEC’s rules establish. Our audit committee operates pursuant to a written charter. You may view the full text of our audit committee’s charter on our website at www.donegalgroup.com. Our audit committee reviews and reassesses the adequacy of its charter on an annual basis.

As provided in its charter, our audit committee undertakes the following primary responsibilities:

•	the selection of, appointment of, determination of funding for, compensation of, retention of and oversight of the work of our independent registered public accounting firm and the review of its qualifications and independence;

•	the approval, in advance, of all auditing services and all non-audit services to be performed by our independent registered public accounting firm;

•	the oversight of our accounting and financial reporting processes, including the review of our financial reports and the reports of our internal audit staff;

•	the establishment of procedures for the receipt, retention and treatment of complaints we receive regarding accounting, internal accounting controls or auditing matters; and

•	the responsibility for reviewing reports and disclosures of all related person transactions. See “Related Person Transactions” elsewhere in this proxy statement.

Our senior executive officers who have primary responsibility for the accuracy and completeness of our financial statements and our reporting processes, including our systems of internal control, have advised the members of our audit committee that our financial statements were prepared in accordance with accounting principles generally accepted in the United States, or GAAP.

Our audit committee met eight times during 2023. Our audit committee schedules its meetings in order to have sufficient time to devote appropriate attention to all of its responsibilities. When it deems it appropriate, our audit committee holds meetings with our independent registered public accounting firm and with our internal auditors in executive sessions at which our senior executive officers are not present.

The members of our audit committee rely, without independent verification, on the information and representations our senior executive officers provide to them and on the representations our independent registered public accounting firm makes to them. As a result, you should not construe the oversight that our audit committee provides as establishing an independent basis for a determination that our senior executive officers have established and maintain appropriate internal controls over financial reporting, that we have prepared our financial statements in accordance with GAAP or that our independent registered public accounting firm conducted its audit of our financial statements in accordance with the standards of the PCAOB.

As part of our audit committee’s oversight of our financial reporting process, our audit committee reviews all annual and quarterly financial statements and discusses them with our independent registered public accounting firm and with our senior executive officers prior to the issuance of those financial statements. During 2023, our senior executive officers advised our audit committee that we had prepared each of these financial statements in accordance with GAAP, and our senior executive officers and representatives of our independent registered public accounting firm reviewed significant accounting and disclosure issues with our audit committee.

Our audit committee has reviewed and discussed our audited financial statements for the year ended December 31, 2023 with our management and with KPMG LLP. Our audit committee also discussed with KPMG LLP the matters the PCAOB Auditing Standard No. 1301 requires regarding “Communication with Audit Committees.” Our audit committee has received the written disclosures and the letter from KPMG LLP that the applicable provisions of the PCAOB require regarding communications by independent registered public accounting firms with audit committees concerning independence and has discussed with KPMG LLP its independence.

Our audit committee also reviewed methods of enhancing the effectiveness of our internal and disclosure control systems. Our audit committee, as part of this process, analyzed steps we have taken to implement a continuing analysis of the improvement and efficiency of our internal control procedures.

Based on the reviews and discussions by our audit committee that we describe above, our audit committee recommended to our board of directors that our board of directors approve the inclusion of our audited financial statements for the year ended December 31, 2023 in our 2023 Annual Report on Form 10-K for filing with the SEC.

The foregoing report is provided by the following directors who constitute our audit committee:

March 4, 2024	Jack L. Hess Barry C. Huber Jon M. Mahan Richard D. Wampler, II Members of the Audit Committee of Donegal Group Inc.

STOCKHOLDER PROPOSALS FOR OUR

2025 ANNUAL MEETING OF STOCKHOLDERS

Any stockholder who, in accordance with and subject to the provisions of Rule 14a-8 of the rules of the SEC and other applicable rules of the SEC, wishes to submit a proposal for inclusion in our proxy statement for our 2025 annual meeting of stockholders must deliver such proposal and an appropriate supporting statement in writing to our corporate secretary, Sheri O. Smith, at our principal executive offices at 1195 River Road, P.O. Box 302, Marietta, Pennsylvania 17547, not later than November 15, 2024. The e-mail address of Ms. Smith is sherismith@donegalgroup.com.

Section 2.3 of our by-laws provides that if a stockholder wishes to present at our 2025 annual meeting of stockholders either nominations of persons as candidates for election to the class of our board of directors whose terms expire in 2025 upon the election and taking of office by their successors or an item of business for stockholder action other than pursuant to Rule 14a-8 of the rules of the SEC, the stockholder must comply with the provisions relating to stockholder proposals in our by-laws and other applicable SEC regulations. We summarize these by-law provisions below. We must receive written notice of any such proposal that includes all of the information our by-laws require, to the attention of our corporate secretary, Sheri O. Smith, at our principal executive offices at 1195 River Road, P.O. Box 302, Marietta, Pennsylvania 17547, during the period that begins on November 15, 2024 and that ends on December 15, 2024. In addition, the deadline for a stockholder to provide notice to our corporate secretary under SEC Rule 14a-19, the SEC’s universal proxy rule, of the stockholder’s intent to solicit proxies in support of candidates submitted under our certificate of incorporation and by-laws is February 17, 2025.

A written proposal of nomination of a candidate for election as a director must set forth:

•	the name and address of the proposing stockholder, as the name and address appears on our stock register, or of the proponent who intends to make the nomination;

•	as to each person whom the proponent nominates for election or reelection as a director, the proponent must disclose all information relating to such person that the proxy rules under the Exchange Act require to be disclosed in a solicitation by an issuer of proxies for the election of directors;

•	the principal occupation or employment for the past five years of each person whose nomination the proponent intends to make;

•	a description of any arrangement or understanding between each person whose nomination the proponent proposes and the proponent with respect to such person’s nomination for election as a director and actions such person proposes to take;

•	the written consent of each person so nominated to serve as a director if elected as a director; and

•	the number of shares of our Class A common stock and the number of shares of our Class B common stock the proponent owns beneficially within the meaning of SEC Rule 13d-3 as well as the number of shares the proponent owns of record.

As to any other item of stockholder business that a proponent intends to bring before our 2025 annual meeting of stockholders, the written proposal must set forth:

•	a brief description of such item of stockholder business;

•	the proponent’s reasons for presenting that item of stockholder business at our 2025 annual meeting of stockholders;

•	any material interest of the proponent in that item of stockholder business;

•	the name and address of the proponent; and

•	the number of shares of our Class A common stock and the number of shares of our Class B common stock the proponent owns beneficially within the meaning of SEC Rule 13d-3 as well as the number of shares the proponent owns of record.

Only candidates stockholders nominate for election as a member of a class of our board of directors in accordance with our by-law provisions as we summarize those provisions in this proxy statement will be eligible for election as a member of a class of our board of directors at our 2025 annual meeting of stockholders. A written proposal relating to stockholder approval of any item of stockholder business other than a nomination for election as a director must include information regarding the matter the stockholder proposes for stockholder action equivalent to the information required under the rules of the SEC if the proponent were to solicit proxies for consideration by our stockholders and approval of the proposed action at a meeting of our stockholders.

At our 2025 annual meeting of stockholders, we will only transact such business as shall have been brought before our 2025 annual meeting of stockholders in accordance with the procedures our by-law provisions establish, as we summarize those procedures in this proxy statement or pursuant to SEC Rule 14a-8. The presiding officer of our 2025 annual meeting of stockholders will have the discretion to determine if a nomination or another item of stockholder business has been proposed in accordance with the procedures we set forth in our by-laws and summarize in this proxy statement. Only stockholder proposals submitted in accordance with the by-law provisions we previously summarize in this proxy statement or pursuant to SEC Rule 14a-8 will be eligible for presentation at our 2025 annual meeting of stockholders, and we will not consider any matter at our 2025 annual meeting of stockholders not submitted in accordance with the procedures we describe in this proxy statement.

HOUSEHOLDING

We may, unless we receive contrary instructions from you, send a single copy of our annual report, proxy statement and notice of annual or special meeting to any household at which two or more stockholders reside if we believe the stockholders are members of the same family.

If you would like to receive our annual disclosure documents directly in future years rather than from your broker or other nominee holder, or if you and another stockholder share an address and you and the other stockholder would like to receive individual copies of our annual disclosure documents, you should follow these instructions:

•	If your shares are registered in your own name, please contact our transfer agent and inform it of your request to revoke or institute householding by calling Computershare Trust Company, N.A. at (800) 317-4445 or writing to Computershare Trust Company, N.A., at P.O. Box 43006, Providence, Rhode Island 02940-3006. Computershare Trust Company, N.A. will respond to your request within 30 days.

•	If a bank, broker, nominee or other holder of record holds your shares, please contact your bank, broker, nominee or other holder of record directly.

DIRECTOR - STOCKHOLDER COMMUNICATIONS

Stockholders who wish to communicate with our board of directors or with one or more individual members of our board may do so by sending their communication in writing addressed to a particular director or directors, or, in the alternative, to “Non-Management Directors” as a group. Please send your communication to our corporate secretary, Sheri O. Smith, at our principal executive offices at 1195 River Road, P.O. Box 302, Marietta, Pennsylvania 17547 or by e-mail to sherismith@donegalgroup.com with a request that our corporate secretary promptly forward all such communications to the addressee or addressees set forth in the communication. However, we reserve the right not to forward to board members any abusive, threatening or otherwise inappropriate materials.

OTHER MATTERS

Our board of directors does not know of any matter to be presented for consideration at our 2024 Annual Meeting other than the four matters we have described in the accompanying notice of annual meeting and in this proxy statement. However, if any stockholder properly presents such a matter in accordance with our advance notice by-laws and applicable law, we will vote the proxies we receive from our stockholders, in accordance with the recommendation of our board of directors or, in the absence of such a recommendation, in accordance with the judgment of the persons named as proxies in our form of proxy card.

By order of our board of directors,

Kevin G. Burke, President and Chief Executive Officer

March 15, 2024
Marietta, Pennsylvania

Appendix A

DONEGAL GROUP INC.

2024 EQUITY INCENTIVE PLAN FOR EMPLOYEES

1.	Purpose.

The purpose of this 2024 Equity Incentive Plan for Employees (this “Plan”) is to encourage the employees of Donegal Group Inc. (the “Company”), its subsidiaries and its affiliates to acquire a proprietary interest in the growth and performance of the Company, and to continue to align the interests of those employees with the interests of the Company's stockholders to generate an increased incentive for such persons to contribute to the growth, development and financial success of the Company, Donegal Mutual Insurance Company and their respective subsidiaries and affiliates (the “Group”). To accomplish these purposes, this Plan provides a means whereby employees may receive stock options, stock awards and other stock-based awards that are based on, or measured by or payable in shares of the Company’s Class A Common Stock. Capitalized terms used in the Plan are defined in Section 11 below.

2.	Eligibility.

All employees of member companies of the Group, including employees who are officers or members of the Board of any of the foregoing companies (“Employees”) shall be eligible to participate in this Plan. Employees are eligible to be granted Awards under the Plan, subject to the limitations described herein.

3.	Administration and Delegation.

(a)           Administration. The Plan will be administered by the Administrator. The Administrator shall have authority to determine which Employees will receive Awards, to grant Awards and to set all terms and conditions of Awards (including, but not limited to, vesting, exercise and forfeiture provisions). In addition, the Administrator shall have the authority to take all actions and make all determinations contemplated by the Plan and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Administrator may correct any defect or ambiguity, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem necessary or appropriate to carry the Plan and any Awards into effect, as determined by the Administrator. The Administrator shall make all determinations under the Plan in the Administrator’s sole discretion and all such determinations shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

(b)           Appointment of Committees.    To the extent permitted by Applicable Laws, the Board may delegate any or all of its powers under the Plan to one or more Committees. The Board may rescind any such delegation at any time and re-vest in itself any previously delegated authority.

4.	Stock Available for Awards.

(a)           Number of Shares. Subject to adjustment under Section 8 hereof, the aggregate number of shares of Class A Common Stock which may be issued pursuant to Awards under the Plan is 4,500,000 shares of Class A Common Stock. If any Award expires or lapses or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Class A Common Stock subject to such Award being repurchased by the Company at or below the original issuance price), in any case in a manner that results in any shares of Class A Common Stock covered by such Award not being issued or being so reacquired by the Company, the unused Class A Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Further, shares of Class A Common Stock delivered (either by actual delivery or attestation) to the Company by a Participant to satisfy the applicable exercise or purchase price of an Award and/or to satisfy any applicable tax withholding obligation (including shares retained by the Company from the Award being exercised or purchased and/or creating the tax obligation) shall be added to the number of shares of Class A Common Stock available for the grant of Awards under the Plan. However, in the case of Incentive Stock Options, the foregoing provisions shall be subject to any limitations under the Code. Shares of Class A Common Stock issued under the Plan may consist in whole or in part of authorized but unissued shares, shares purchased on the open market or treasury shares.

(b)           Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Administrator may grant Awards in substitution for any options or other stock or stock-based awards granted prior to such merger or consolidation by such entity or an affiliate thereof (“Substitute Awards”). Substitute Awards may be granted on such terms as the Administrator deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a) hereof, except as may be required by reason of Section 422 of the Code.

5.	Stock Options.

(a)           General.    The Administrator may grant Options to any Employee, subject to the limitations on Incentive Stock Options described below. The Administrator shall determine the number of shares of Class A Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to Applicable Laws, as it considers necessary or advisable.

(b)           Incentive Stock Options.    The Administrator may grant Options intended to qualify as Incentive Stock Options only to employees of the Company, any of the Company’s present or future “parent corporations” or “subsidiary corporations” as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. All Options intended to qualify as Incentive Stock Options shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. Neither the Company nor the Administrator shall have any liability to a Participant, or any other party, (i) if an Option (or any part thereof) which is intended to qualify as an Incentive Stock Option fails to qualify as an Incentive Stock Option or (ii) for any action or omission by the Administrator that causes an Option not to qualify as an Incentive Stock Option, including without limitation, the conversion of an Incentive Stock Option to a Non-Qualified Stock Option or the grant of an Option intended as an Incentive Stock Option that fails to satisfy the requirements under the Code applicable to an Incentive Stock Option. Any Option that is intended to qualify as an Incentive Stock Option, but fails to so qualify for any reason, including without limitation, the portion of any Option becoming exercisable in excess of the $100,000 limitation described in Treasury Regulation Section 1.422-4, shall be treated as a Non-Qualified Stock Option for all purposes.

(c)           Exercise Price.    The Administrator shall establish the exercise price of each Option and specify the exercise price in the applicable Award Agreement. Unless otherwise determined by the Administrator, the exercise price shall be not less than one hundred percent (100%) of the Fair Market Value on the day immediately preceding the date the Option is granted. In the case of an Incentive Stock Option granted to an Employee who, at the time of grant of the Option, owns (or is treated as owning under Section 424 of the Code) stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company (or a “parent corporation” or “subsidiary corporation” thereof within the meaning of Sections 424(e) or 424(f) of the Code, respectively), the per share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value of a share of Class A Common Stock on the date the Option is granted.

(d)           Duration of Options.    Each Option shall be exercisable at such times and subject to such terms and conditions as the Administrator may specify in the applicable Award Agreement, provided that the term of any Option shall not exceed ten (10) years. In the case of an Incentive Stock Option granted to an Employee who, at the time of grant of the Option, owns (or is treated as owning under Section 424 of the Code) stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company (or a “parent corporation” or “subsidiary corporation” thereof within the meaning of Sections 424(e) or 424(f) of the Code, respectively), the term of the Option shall not exceed five (5) years.

(e)           Exercise of Option; Notification of Disposition.    Options may be exercised by delivery to the Company of a written notice of exercise, in a form approved by the Administrator (which may be an electronic form), signed by the person authorized to exercise the Option, together with payment in full (i) as specified in Section 5(f) hereof for the number of shares for which the Option is exercised and (ii) as specified in Section 9(e) hereof for any applicable withholding taxes. Unless otherwise determined by the Administrator, an Option may not be exercised for a fraction of a share of Class A Common Stock. If an Option is designated as an Incentive Stock Option, the Participant shall give prompt notice to the Company of any disposition or other transfer of any shares of Class A Common Stock acquired from the Option if such disposition or transfer is made (i) within two (2) years from the grant date with respect to such Option or (ii) within one (1) year after the transfer of such shares to the Participant (other than any such disposition made in connection with a Change in Control). Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Participant in such disposition or other transfer.

(f)            Payment Upon Exercise.    Class A Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for in cash or by check, payable to the order of the Company, or, to the extent permitted by the Administrator, by:

(i)               (A) delivery of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding, or (B) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(ii)              delivery (either by actual delivery or attestation) of shares of Class A Common Stock owned by the Participant valued at their Fair Market Value, provided (A) such method of payment is then permitted under Applicable Laws, (B) such Class A Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Company at any time, and (C) such Class A Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(iii)             payment through the Company’s transfer agent whereby the grantee will simultaneously exercise the stock option and sell the shares acquired upon exercise through the transfer agent and the transfer agent shall remit to the Company from the proceeds of the sale of the shares the exercise price as to which the option has been exercised in accordance with the procedures permitted by Regulation T of the Federal Reserve Board;

(iv)             any combination of the above permitted forms of payment (including cash or check);

(v)              any other method the Administrator authorizes.

6.	Restricted Stock; Restricted Stock Units.

(a)           General.  The Administrator may grant Restricted Stock, or the right to purchase Restricted Stock, to any Employee, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant (or to require forfeiture of such shares if issued at no cost) in the event that conditions specified by the Administrator in the applicable Award Agreement are not satisfied prior to the end of the applicable restriction period or periods established by the Administrator for such Award.  In addition, the Administrator may grant to Employees Restricted Stock Units, which may be subject to vesting and forfeiture conditions during applicable restriction period or periods, as set forth in an applicable Award Agreement.

(b)            Terms and Conditions for All Restricted Stock and Restricted Stock Unit Awards.  The Administrator shall determine and set forth in the applicable Award Agreement the terms and conditions applicable to each Restricted Stock and Restricted Stock Unit Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, in each case, if any.

(c)           Additional Provisions Relating to Restricted Stock.

(i)               Dividends.  Participants holding shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such shares to the extent such dividends have a record date that is on or after the date on which the Participant to whom such shares of Restricted Stock are granted becomes the record holder of such shares of Restricted Stock, unless otherwise provided by the Administrator in the applicable Award Agreement.  In addition, unless otherwise provided by the Administrator, if any dividends or distributions are paid in shares, or consist of a dividend or distribution to holders of Class A Common Stock of property other than an ordinary cash dividend, the shares or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. Each dividend payment will be made as provided in the applicable Award Agreement, but in no event later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the fifteenth (15th) day of the third (3rd) month following the later of (A) the date the dividends are paid to stockholders of that class of stock, and (B) the date the dividends are no longer subject to forfeiture.

(d)           Additional Provisions Relating to Restricted Stock Units.

(i)               Settlement.  Upon the vesting of a Restricted Stock Unit, the Participant shall be entitled to receive from the Company one share of Class A Common Stock or an amount of cash or other property equal to the Fair Market Value of one share of Class A Common Stock on the settlement date, as the Administrator shall determine and as provided in the applicable Award Agreement.  The Administrator may provide that settlement of Restricted Stock Units shall occur upon or as soon as reasonably practicable after the vesting of the Restricted Stock Units or shall instead be deferred, on a mandatory basis or at the election of the Participant, in a manner that (to the extent applicable) complies with Section 409A.

(ii)              Voting Rights.  A Participant shall have no voting rights with respect to any Restricted Stock Units unless and until shares are delivered in settlement thereof.

(iii)             Dividend Equivalents.  To the extent provided by the Administrator, a grant of Restricted Stock Units may provide a Participant with the right to receive Dividend Equivalents.  Dividend Equivalents may be paid currently or credited to an account for the Participant, may be settled in cash and/or shares of Class A Common Stock and may be subject to the same restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which the Dividend Equivalents are paid, as determined by the Administrator, subject, in each case, to such terms and conditions as the Administrator shall establish and set forth in the applicable Award Agreement.

7.	Other Stock-Based Awards.

 Other Stock-Based Awards may be granted hereunder to Participants, including, without limitation, Awards entitling Participants to receive shares of Class A Common Stock to be delivered in the future. Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan, as stand-alone payments and/or as payment in lieu of compensation to which a Participant is otherwise entitled.  Other Stock-Based Awards may be paid in shares of Class A Common Stock, cash or other property, as the Administrator shall determine.  Subject to the provisions of the Plan, the Administrator shall determine the terms and conditions of each Other Stock-Based Award, including any purchase price, transfer restrictions, vesting conditions and other terms and conditions applicable thereto, which shall be set forth in the applicable Award Agreement.

8.	Adjustments for Changes in Class A Common Stock and Certain Other Events.

(a)           In the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Class A Common Stock, other securities, or other property), reorganization, merger, consolidation, combination, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Class A Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Class A Common Stock or other securities of the Company, or other similar corporate transaction or event, as determined by the Administrator, affects the Class A Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award, then the Administrator may, in such manner as it may deem equitable, adjust any or all of:

(i)               the number and kind of shares of Class A Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 4 hereof on the maximum number and kind of shares which may be issued);

(ii)              the number and kind of shares of Class A Common Stock (or other securities or property) subject to outstanding Awards;

(iii)             the grant or exercise price with respect to any Award; and

(iv)             the terms and conditions of any Awards (including, without limitation, any applicable financial or other performance “targets” specified in an Award Agreement).

(b)           In the event of any transaction or event described in Section 8(a) hereof (including without limitation any Change in Control) or any unusual or nonrecurring transaction or event affecting the Company or the financial statements of the Company, or any change in any Applicable Laws or accounting principles, the Administrator, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to (x) prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan, (y) to facilitate such transaction or event or (z) give effect to such changes in Applicable Laws or accounting principles:

(i)               To provide for the cancellation of any such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights under the vested portion of such Award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then the vested portion of such Award may be terminated without payment;

(ii)              To provide that such Award shall vest and, to the extent applicable, be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;

(iii)             To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and applicable exercise or purchase price, in all cases, as determined by the Administrator;

(iv)             To make adjustments in the number and type of shares of Class A Common Stock (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards;

(v)              To replace such Award with other rights or property selected by the Administrator; and/or

(vi)             To provide that the Award will terminate and cannot vest, be exercised or become payable after the applicable event.

Without limiting the foregoing, the Administrator may require a Participant to execute a release of claims, in a form prescribed by the Company, as a condition to the Participant’s receipt of payment in connection with a Change in Control for or in respect of any Award granted or issued under the Plan.

(c)           For clarity, if a Change in Control occurs and all or any portion of a Participant’s Awards are not continued, converted, assumed, or replaced with a substantially similar award by (i) the Company, or (ii) a successor entity or its parent or subsidiary (an “Assumption”), and provided that the Participant has not had a Termination of Service prior to such Change in Control, then immediately prior to the Change in Control, any such Awards (or portions thereof) shall become fully vested, exercisable and/or payable, as applicable, and all forfeiture, repurchase and other restrictions on such Awards (or portions thereof) shall lapse, in which case, such Awards shall be canceled upon the consummation of the Change in Control in exchange for the right to receive the Change in Control consideration payable to other holders of Class A Common Stock (A) which may be on such terms and conditions as apply generally to holders of Class A Common Stock under the Change in Control documents (including, without limitation, any escrow, earn-out, holdback, indemnity or other deferred consideration provisions) or such other terms and conditions as the Administrator may provide, and (B) determined by reference to the number of shares subject to such Awards and net of any applicable exercise price; provided that (x) to the extent that any Awards constitute “nonqualified deferred compensation” that may not be paid upon the Change in Control under Section 409A without the imposition of taxes thereon under Section 409A, the timing of such payments shall be governed by the applicable Award Agreement (subject to any deferred consideration provisions applicable under the Change in Control documents), (y) to the extent that any Awards are subject to performance-based vesting, performance targets shall be deemed to be attained at the greater of target level or actual performance through the Change in Control, and (z) if the amount to which a Participant would be entitled upon the settlement or exercise of such Award at the time of the Change in Control is equal to or less than zero, then such Award may be terminated without payment. The Administrator shall determine whether an Assumption of an Award has occurred in connection with a Change in Control.

(d)          In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in this Section 8, the Administrator will equitably adjust each outstanding Award, which adjustments may include adjustments to the number and type of securities subject to each outstanding Award and/or the exercise price or grant price thereof, if applicable, the grant of new Awards to Participants, and/or the making of a cash payment to Participants, as the Administrator deems appropriate to reflect such Equity Restructuring. The adjustments provided under this Section 8(d) shall be nondiscretionary and shall be final and binding on the affected Participant and the Company; provided that whether an adjustment is equitable shall be determined by the Administrator.

(e)           In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Class A Common Stock or the share price of the Class A Common Stock, including any Equity Restructuring, for reasons of administrative convenience the Administrator may refuse to permit the exercise of any Award during a period of up to thirty (30) days prior to the consummation of any such transaction.

(f)            Except as expressly provided in the Plan or pursuant to action of the Administrator under the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Administrator under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Class A Common Stock subject to an Award or the grant or exercise price of any Award. The existence of the Plan, any Award Agreements and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger, consolidation dissolution or liquidation of the Company or sale of Company assets or (iii) any sale or issuance of securities, including without limitation, securities with rights superior to those of the Class A Common Stock or which are convertible into or exchangeable for Class A Common Stock. The Administrator may treat Participants and Awards (or portions thereof) differently under this Section 8.

9.	General Provisions Applicable to Awards.

(a)           Transferability.    Except as the Administrator may otherwise determine or provide in an Award Agreement or otherwise, in any case in accordance with Applicable Laws, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom such Awards are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. Except as the Administrator may otherwise determine or provide in an Award Agreement or otherwise, in any case in accordance with Applicable Laws, shares of Class A Common Stock acquired by a Participant in connection with Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom such shares are issued, either voluntarily or by operation of law, except as may be expressly permitted under the terms of the Company’s charter, bylaws, certificate of incorporation, Stockholders Agreement and/or other governing documents applicable to the shares of Class A Common Stock (collectively, “Governing Documents”). References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

(b)           Documentation.    Each Award shall be evidenced in an Award Agreement, which may be in such form (written, electronic or otherwise) as the Administrator shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c)           Discretion.    Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award to a Participant need not be identical, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.

(d)           Change in Employee Status.    The Administrator shall determine the effect on an Award of a Participant’s Termination of Service, including, without limitation, due to the Participant’s disability, death or retirement, a Participant’s authorized leave of absence or any other change or purported change in a Participant’s Employee status and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award, if applicable.

(e)           Withholding.    Each Participant shall pay to the Company, or make provision satisfactory to the Administrator for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Administrator may otherwise determine, all such payments shall be made in cash or by certified check. Notwithstanding the foregoing, to the extent permitted by the Administrator, Participants may satisfy such tax obligations in whole or in part by delivery of shares of Class A Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by Applicable Laws, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

(f)            Amendment of Award.    The Administrator may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or settlement, and converting an Incentive Stock Option to a Non-Qualified Stock Option. The Participant’s consent to such action shall be required unless (i) the Administrator determines that the action, taking into account any related action, would not materially and adversely affect the Participant, or (ii) the change is permitted under Sections 8 and 10(e) hereof.

(g)           Conditions on Delivery of Stock.    The Company will not be obligated to deliver any shares of Class A Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, (iii) if so requested by the Company,  the Participant has entered into the Stockholders Agreement and/or any similar agreement with the Company in the form provided to the Participant by the Company and (iv) the Participant has executed and delivered to the Company such representations or agreements as the Administrator deems necessary or appropriate to satisfy the requirements of any Applicable Laws. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is determined by the Administrator to be necessary to the lawful issuance and sale of any securities hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

(h)           Acceleration.    The Administrator may at any time provide that any Award shall become immediately vested and/or exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

10.	Miscellaneous.

(a)           No Right To Employment or Other Status.   No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company or any of its subsidiaries. The Company and its subsidiaries expressly reserve the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or any Award, except as expressly provided in an applicable Award Agreement.

(b)           No Rights As Stockholder; Certificates.   Subject to the provisions of the applicable Award Agreement, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Class A Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by any Applicable Laws, the Company shall not be required to deliver to any Participant certificates evidencing shares of Class A Common Stock issued in connection with any Award and instead such shares of Class A Common Stock may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

(c)           Effective Date and Term of Plan.    The Plan shall become effective on the date on which it is adopted by the Board, subject to approval of the Company’s stockholders within twelve (12) months following the date of such Board adoption. No Awards shall be granted under the Plan after the completion of five (5) years from the date the Plan was approved by the Company’s stockholders, but Awards previously granted may extend beyond that date in accordance with the terms of the Plan.

(d)           Amendment of Plan.    The Administrator may amend, suspend or terminate the Plan or any portion thereof at any time; provided that, except as otherwise provided in Section 10(e) hereof, no amendment of the Plan shall materially and adversely affect any Award outstanding at the time of such amendment without the consent of the affected Participant. Awards outstanding under the Plan at the time of any suspension or termination of the Plan shall continue to be governed in accordance with the terms of the Plan and the applicable Award Agreement, as in effect prior to such suspension or termination. The Board shall obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

(e)           Section 409A.

(i)               General. The Company intends that all Awards be structured in compliance with, or to satisfy an exemption from, Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply in connection with any Awards. Notwithstanding anything herein or in any Award Agreement to the contrary, the Administrator may, without a Participant’s prior consent, amend this Plan and/or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to preserve the intended tax treatment of Awards under the Plan, including without limitation, any such actions intended to (A) exempt this Plan and/or any Award from the application of Section 409A, and/or (B) comply with the requirements of Section 409A, including without limitation any such regulations, guidance, compliance programs and other interpretative authority that may be issued after the date of grant of any Award. The Company makes no representations or warranties as to the tax treatment of any Award under Section 409A or otherwise. The Company shall have no obligation under this Section 10(e) or otherwise to take any action (whether or not described herein) to avoid the imposition of taxes, penalties or interest under Section 409A with respect to any Award and shall have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute non-compliant, “nonqualified deferred compensation” subject to the imposition of taxes, penalties and/or interest under Section 409A.

(ii)              Separation from Service. With respect to any Award that constitutes “nonqualified deferred compensation” under Section 409A, any payment or settlement of such Award that is to be made upon a termination of a Participant’s Employee relationship shall, to the extent necessary to avoid the imposition of taxes under Section 409A, be made only upon the Participant’s “separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or subsequent to the termination of the Participant’s Employee relationship. For purposes of any such provision of this Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment” or like terms shall mean “separation from service.”

(iii)             Payments to Specified Employees. Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of “nonqualified deferred compensation” that are otherwise required to be made under an Award to a “specified employee” (as defined under Section 409A and determined by the Administrator) as a result of his or her “separation from service” shall, to the extent necessary to avoid the imposition of taxes under Code Section 409A(a)(2)(B)(i), be delayed until the expiration of the six-month period immediately following such “separation from service” (or, if earlier, until the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award Agreement) on the day that immediately follows the end of such six (6)-month period or as soon as administratively practicable thereafter (without interest). Any payments of “nonqualified deferred compensation” under such Award that are, by their terms, payable more than six (6) months following the Participant’s “separation from service” shall be paid at the time or times such payments are otherwise scheduled to be made.

(f)           Severability.  In the event any portion of the Plan or any action taken pursuant thereto shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provisions had not been included, and the illegal or invalid action shall be null and void.

(g)          Governing Documents. In the event of any contradiction between the Plan and any Award Agreement or any other written agreement between a Participant and the Company or any subsidiary of the Company that has been approved by the Administrator, the terms of the Plan shall govern, unless it is expressly specified in such Award Agreement or other written document that a specific provision of the Plan shall not apply.

(h)          Submission to Jurisdiction; Waiver of Jury Trial. By accepting an Award, each Participant irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of Delaware and of the United States of America, in each case located in the State of Delaware, for any action arising out of or relating to the Plan (and agrees not to commence any litigation relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to the address contained in the records of the Company shall be effective service of process for any litigation brought against it in any such court. By accepting an Award, each Participant irrevocably and unconditionally waives any objection to the laying of venue of any litigation arising out of Plan or Award hereunder in the courts of the State of Delaware or the United States of America, in each case located in the State of Delaware, and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such litigation brought in any such court has been brought in an inconvenient forum. By accepting an Award, each Participant irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, any and all rights to trial by jury in connection with any litigation arising out of or relating to the Plan or any Award hereunder.

(i)            Governing Law.  The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding choice-of-law principles of the law of any state that would require the application of the laws of a jurisdiction other than such state.

(j)            Restrictions on Shares; Claw-back Provisions. Shares of Class A Common Stock acquired in respect of Awards shall be subject to such terms and conditions as the Administrator shall determine, including, without limitation, restrictions on the transferability of shares of Class A Common Stock, the right of the Company to repurchase shares of Class A Common Stock, the right of the Company to require that shares of Class A Common Stock be transferred in the event of certain transactions, call rights, tag-along rights, bring-along rights, redemption and co-sale rights and voting requirements. Such terms and conditions may be additional to those contained in the Plan and may, as determined by the Administrator, be contained in the applicable Award Agreement or in an exercise notice, in the Stockholders Agreement or in such other agreement as the Administrator shall determine, in each case in a form determined by the Administrator. The issuance of such shares of Class A Common Stock shall be conditioned on the Participant’s consent to such terms and conditions and the Participant’s entering into such agreement or agreements. All Awards (including any proceeds, gains or other economic benefit actually or constructively received by Participant upon any receipt or exercise of any Award or upon the receipt or resale of any shares of Class A Common Stock underlying the Award) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, the Company’s Incentive Compensation Recoupment Policy.

(k)           Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

(l)            Conformity to Securities Laws. Participant acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and foreign or state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan and all Awards granted hereunder shall be administered only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by Applicable Laws, the Plan and all Award Agreements shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

11.	Definitions. As used in the Plan, the following words and phrases shall have the following meanings:

(a)           “Administrator” means the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.

(b)          “Applicable Laws” means the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which the Class A Common Stock is listed or quoted and the applicable laws and rules of any foreign country or other jurisdiction where Awards are granted or issued under the Plan.

(c)           “Award” means, individually or collectively, a grant under the Plan of Options, Restricted Stock, Restricted Stock Units or Other Stock-Based Awards.

(d)          “Award Agreement” means a written agreement evidencing an Award, which agreements may be in electronic medium and shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with and subject to the terms and conditions of the Plan.

(e)          “Board” means the Board of Directors of the Company.

(f)           “Cause,” with respect to a Participant, means “Cause” (or any term of similar effect) as defined in such Participant’s employment or service agreement (or similar agreement) with the Company or any subsidiary thereof if such an agreement exists and contains a definition of Cause (or term of similar effect), or, if no such agreement exists or such agreement does not contain a definition of Cause (or term of similar effect), then Cause shall include, but not be limited to: (i) the Participant’s unauthorized use or disclosure of confidential information or trade secrets of the Company or any of its subsidiaries or any material breach of a written agreement between the Participant and the Company or any of its subsidiaries or any applicable Company policy, including without limitation a material breach of any employment, confidentiality, non-compete, non-solicit or similar agreement; (ii) the Participant’s commission of, indictment for or the entry of a plea of guilty or nolo contendere by the Participant to, a felony under the laws of the United States or any state thereof or any crime involving dishonesty or moral turpitude (or any similar crime in any jurisdiction outside the United States); (iii) the Participant’s negligence or willful misconduct in the performance of the Participant’s duties or the Participant’s willful or repeated failure or refusal to substantially perform the Participant’s assigned duties; (iv) any act of fraud, embezzlement, material misappropriation or dishonesty committed by the Participant against the Company or any of its subsidiaries; or (v) any acts, omissions or statements by a Participant which the Company determines to be materially detrimental or damaging to the reputation, operations, prospects or business relations of the Company or any of its subsidiaries.

(g)          “Change in Control” means (i) a merger or consolidation of the Company with or into any other corporation or other entity or person, (ii) a sale, lease, exchange or other transfer in one transaction or a series of related transactions of all or substantially all of the Company’s assets, or (iii) any other transaction, including the sale by the Company of new shares of its capital stock or a transfer of existing shares of capital stock of the Company, the result of which is that a third party that is not an affiliate of the Company or its stockholders (or a group of third parties not affiliated with the Company or its stockholders) immediately prior to such transaction acquires or holds capital stock of the Company representing a majority of the Company’s outstanding voting power immediately following such transaction; provided that the following events shall not constitute a “Change in Control”: (A) a transaction (other than a sale of all or substantially all of the Company’s assets) in which the holders of the voting securities of the Company immediately prior to the merger or consolidation hold, directly or indirectly, at least a majority of the voting securities in the successor corporation or its parent immediately after the merger or consolidation; (B) a sale, lease, exchange or other transaction in one transaction or a series of related transactions of all or substantially all of the Company’s assets to an affiliate of the Company; (C) a reincorporation of the Company solely to change its jurisdiction; or (D) a transaction undertaken for the primary purpose of creating a holding company that will be owned in substantially the same proportion by the persons who held the Company’s securities immediately before such transaction. Notwithstanding the foregoing, if a Change in Control would give rise to a payment or settlement event with respect to any Award that constitutes “nonqualified deferred compensation,” the transaction or event constituting the Change in Control must also constitute a “change in control event” (as defined in Treasury Regulation §1.409A-3(i)(5)) in order to give rise to the payment or settlement event for such Award, to the extent required by Section 409A.

(h)          “Code” means the U.S. Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.

(i)            “Committee” means one or more committees or subcommittees of the Board, which may be comprised of one or more Directors and/or executive officers of the Company, in either case, to the extent permitted in accordance with Applicable Laws.

(j)           “Class A Common Stock” means the Class A Common Stock of the Company, par value $0.01 per share.

(k)          “Company” means Donegal Group Inc., a Delaware corporation, or any successor thereto. Except where the context otherwise requires, the term “Company” includes any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a significant interest, as determined by the Administrator.

(l)           “Consultant” means any person, including any advisor, engaged by the Company or a parent or subsidiary of the Company to render services to such entity if: (i) the consultant or adviser renders bona fide services to the Company; (ii) the services rendered by the consultant or advisor are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) the consultant or advisor is a natural person, or such other advisor or consultant as is approved by the Administrator.

(m)         “Designated Beneficiary” means the beneficiary or beneficiaries designated, in a manner determined by the Administrator, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death or incapacity. In the absence of an effective designation by a Participant, “Designated Beneficiary” shall mean the Participant’s estate.

(n)          “Director” means a member of the Board.

(o)          “Disability” means a permanent and total disability within the meaning of Section 22(e)(3) of the Code, as it may be amended from time to time.

(p)          “Dividend Equivalents” means a right granted to a Participant pursuant to Section 6(d)(3) hereof to receive the equivalent value (in cash or shares of Class A Common Stock) of dividends paid on shares of Class A Common Stock.

(q)          “Employee” means any person, including officers, employed by the Company (within the meaning of Section 3401(c) of the Code) or any parent or subsidiary of the Company.

(r)           “Equity Restructuring” means, as determined by the Administrator, a non-reciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off or recapitalization through a large, nonrecurring cash dividend, that affects the shares of Class A Common Stock (or other securities of the Company) or the share price of Class A Common Stock (or other securities of the Company) and causes a change in the per share value of the Class A Common Stock underlying outstanding Awards.

(s)          “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

(t)           “Fair Market Value” means, as of any date, the value of the Class A Common Stock determined as follows: (i) if the Class A Common Stock is listed on any established stock exchange, its Fair Market Value shall be the closing sales price for such Class A Common Stock as quoted on such exchange for such date, or if no sale occurred on such date, the first market trading day immediately prior to such date during which a sale occurred, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; (ii) if the Class A Common Stock is not traded on a stock exchange but is quoted on a national market or other quotation system, the last sales price on such date, or if no sales occurred on such date, then on the date immediately prior to such date on which sales prices are reported, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or (iii) in the absence of an established market for the Class A Common Stock, the Fair Market Value thereof shall be determined by the Administrator in its sole discretion.

(u)          “Group” means the Company and Donegal Mutual Insurance Company and their respective subsidiaries and affiliates.

(v)          “Incentive Stock Option” means an “incentive stock option” as defined in Section 422 of the Code.

(w)         “Non-Qualified Stock Option” means an Option that is not intended to be or otherwise does not qualify as an Incentive Stock Option.

(x)          “Option” means an option to purchase Class A Common Stock.

(y)          “Other Stock-Based Awards” means other Awards of shares of Class A Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Class A Common Stock or other property.

(z)           “Participant” means an Employee who has been granted an Award under the Plan.

(aa)         “Plan” means this Donegal Group Inc. 2024 Equity Incentive Plan for Employees.

(ab)        “Restricted Stock” means Class A Common Stock awarded to a Participant pursuant to Section 6 hereof that is subject to certain vesting conditions and other restrictions.

(ac)         “Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one share of Class A Common Stock or an amount in cash or other consideration determined by the Administrator equal to the value thereof as of such payment date, which right may be subject to certain vesting conditions and other restrictions.

(ad)        “Restrictive Covenants” means, with respect to any Participant, any non-competition, non-solicitation, non-disparagement, confidentiality, non-disclosure or similar restrictive covenants applicable to such Participant that cover or relate to the Company and/or its parents or subsidiaries and/or that are set forth in an agreement between such Participant and the Company and/or its parents or subsidiaries.

(ae)         “Section 409A” means Section 409A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder.

(af)          “Securities Act” means the U.S. Securities Act of 1933, as amended from time to time.

(ag)        “Service Provider” means an Employee or Consultant.

(ah)        “Termination of Service” means the date the Participant ceases to be an Employee.

* * * * *

Adopted by the Board on March 4, 2024.

Approved by stockholders on _______________.

Appendix B

DONEGAL GROUP INC.

2024 EQUITY INCENTIVE PLAN FOR DIRECTORS

1.	Purpose.

The purpose of this 2024 Equity Incentive Plan for Directors (this “Plan”) is to enhance the ability of Donegal Group Inc. (the “Company”) and Donegal Mutual Insurance Company (“Donegal Mutual,” and together with the respective subsidiaries and affiliates of the Company and Donegal Mutual, the “Group”) to attract and retain highly qualified directors, to establish a basis for providing a portion of director compensation in the form of equity and, in doing so, to strengthen the alignment of the interests of the directors of the members of the Group with the interests of the Company's stockholders. To accomplish these purposes, this Plan provides a means whereby Directors may receive stock options, stock awards and other stock-based awards that are based on, or measured by or payable in shares of the Company’s Class A Common Stock. Capitalized terms used in the Plan are defined in Section 11 below.

2.	Eligibility.

All directors of member companies of the Group who are not eligible to participate in the Company’s 2024 Equity Incentive Plan for Employees (“Directors”) shall be eligible to participate in this Plan. Directors are eligible to be granted Awards under the Plan, subject to the limitations described herein.

3.	Administration and Delegation.

(a)           Administration. The Plan will be administered by the Administrator. The Administrator shall have authority to determine which Directors will receive Awards, to grant Awards and to set all terms and conditions of Awards (including, but not limited to, vesting, exercise and forfeiture provisions). In addition, the Administrator shall have the authority to take all actions and make all determinations contemplated by the Plan and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Administrator may correct any defect or ambiguity, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem necessary or appropriate to carry the Plan and any Awards into effect, as determined by the Administrator. The Administrator shall make all determinations under the Plan in the Administrator’s sole discretion and all such determinations shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

(b)           Appointment of Committees.    To the extent permitted by Applicable Laws, the Board may delegate any or all of its powers under the Plan to one or more Committees. The Board may rescind any such delegation at any time and re-vest in itself any previously delegated authority.

4.	Stock Available for Awards.

(a)           Number of Shares. Subject to adjustment under Section 8 hereof, the aggregate number of shares of Class A Common Stock which may be issued pursuant to Awards under the Plan is 500,000 shares of Class A Common Stock. If any Award expires or lapses or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Class A Common Stock subject to such Award being repurchased by the Company at or below the original issuance price), in any case in a manner that results in any shares of Class A Common Stock covered by such Award not being issued or being so reacquired by the Company, the unused Class A Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Further, shares of Class A Common Stock delivered (either by actual delivery or attestation) to the Company by a Participant to satisfy the applicable exercise or purchase price of an Award and/or to satisfy any applicable tax withholding obligation (including shares retained by the Company from the Award being exercised or purchased and/or creating the tax obligation) shall be added to the number of shares of Class A Common Stock available for the grant of Awards under the Plan. However, in the case of Incentive Stock Options, the foregoing provisions shall be subject to any limitations under the Code. Shares of Class A Common Stock issued under the Plan may consist in whole or in part of authorized but unissued shares, shares purchased on the open market or treasury shares.

(b)           Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Administrator may grant Awards in substitution for any options or other stock or stock-based awards granted prior to such merger or consolidation by such entity or an affiliate thereof (“Substitute Awards”). Substitute Awards may be granted on such terms as the Administrator deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a) hereof.

5.	Stock Options.

(a)           General.    The Administrator may grant Options to any Director. The Administrator shall determine the number of shares of Class A Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to Applicable Laws, as it considers necessary or advisable.

(b)           Exercise Price.    The Administrator shall establish the exercise price of each Option and specify the exercise price in the applicable Award Agreement. Unless otherwise determined by the Administrator, the exercise price shall be not less than one hundred percent (100%) of the Fair Market Value on the day immediately preceding the date the Option is granted.

(c)           Duration of Options.    Each Option shall be exercisable at such times and subject to such terms and conditions as the Administrator may specify in the applicable Award Agreement, provided that the term of any Option shall not exceed ten (10) years.

(d)           Exercise of Option; Notification of Disposition.    Options may be exercised by delivery to the Company of a written notice of exercise, in a form approved by the Administrator (which may be an electronic form), signed by the person authorized to exercise the Option, together with payment in full (i) as specified in Section 5(e) hereof for the number of shares for which the Option is exercised and (ii) as specified in Section 9(e) hereof for any applicable withholding taxes. Unless otherwise determined by the Administrator, an Option may not be exercised for a fraction of a share of Class A Common Stock.

(e)           Payment Upon Exercise.    Class A Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for in cash or by check, payable to the order of the Company, or, to the extent permitted by the Administrator, by:

(i)               (A) delivery of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding, or (B) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(ii)              delivery (either by actual delivery or attestation) of shares of Class A Common Stock owned by the Participant valued at their Fair Market Value, provided (A) such method of payment is then permitted under Applicable Laws, (B) such Class A Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Company at any time, and (C) such Class A Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(iii)             payment through the Company’s transfer agent whereby the grantee will simultaneously exercise the stock option and sell the shares acquired upon exercise through the transfer agent and the transfer agent shall remit to the Company from the proceeds of the sale of the shares the exercise price as to which the option has been exercised in accordance with the procedures permitted by Regulation T of the Federal Reserve Board;

(iv)             any combination of the above permitted forms of payment (including cash or check);

(v)              any other method the Administrator authorizes.

6.	Restricted Stock; Restricted Stock Units.

(a)           General.  The Administrator may grant Restricted Stock, or the right to purchase Restricted Stock, to any Director, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant (or to require forfeiture of such shares if issued at no cost) in the event that conditions specified by the Administrator in the applicable Award Agreement are not satisfied prior to the end of the applicable restriction period or periods established by the Administrator for such Award.  In addition, the Administrator may grant to Directors Restricted Stock Units, which may be subject to vesting and forfeiture conditions during applicable restriction period or periods, as set forth in an applicable Award Agreement.

(b)           Terms and Conditions for All Restricted Stock and Restricted Stock Unit Awards.  The Administrator shall determine and set forth in the applicable Award Agreement the terms and conditions applicable to each Restricted Stock and Restricted Stock Unit Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, in each case, if any.

(c)          Additional Provisions Relating to Restricted Stock.

(i)                Annual Restricted Stock Awards. The Company shall grant each director of the Company and each director of Donegal Mutual an annual restricted stock award consisting of 500 shares of Class A common stock, except that a person who serves as a director on both boards shall receive only one annual grant. The Company shall grant the restricted stock awards on the first business day of January in each year, provided that the director served as a member of the Board or of the board of directors of Donegal Mutual during any portion of the preceding calendar year. The grantee may not sell or otherwise transfer the shares of Class A common stock comprising the restricted stock award until one year after the date of grant.

(ii)               Dividends.  Participants holding shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such shares to the extent such dividends have a record date that is on or after the date on which the Participant to whom such shares of Restricted Stock are granted becomes the record holder of such shares of Restricted Stock, unless otherwise provided by the Administrator in the applicable Award Agreement.  In addition, unless otherwise provided by the Administrator, if any dividends or distributions are paid in shares, or consist of a dividend or distribution to holders of Class A Common Stock of property other than an ordinary cash dividend, the shares or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. Each dividend payment will be made as provided in the applicable Award Agreement, but in no event later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the fifteenth (15th) day of the third (3rd) month following the later of (A) the date the dividends are paid to stockholders of that class of stock, and (B) the date the dividends are no longer subject to forfeiture.

(d)          Additional Provisions Relating to Restricted Stock Units.

(i)               Settlement.  Upon the vesting of a Restricted Stock Unit, the Participant shall be entitled to receive from the Company one share of Class A Common Stock or an amount of cash or other property equal to the Fair Market Value of one share of Class A Common Stock on the settlement date, as the Administrator shall determine and as provided in the applicable Award Agreement.  The Administrator may provide that settlement of Restricted Stock Units shall occur upon or as soon as reasonably practicable after the vesting of the Restricted Stock Units or shall instead be deferred, on a mandatory basis or at the election of the Participant, in a manner that (to the extent applicable) complies with Section 409A.

(ii)              Voting Rights.  A Participant shall have no voting rights with respect to any Restricted Stock Units unless and until shares are delivered in settlement thereof.

(iii)             Dividend Equivalents.  To the extent provided by the Administrator, a grant of Restricted Stock Units may provide a Participant with the right to receive Dividend Equivalents.  Dividend Equivalents may be paid currently or credited to an account for the Participant, may be settled in cash and/or shares of Class A Common Stock and may be subject to the same restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which the Dividend Equivalents are paid, as determined by the Administrator, subject, in each case, to such terms and conditions as the Administrator shall establish and set forth in the applicable Award Agreement.

7.	Other Stock-Based Awards.

 Other Stock-Based Awards may be granted hereunder to Participants, including, without limitation, Awards entitling Participants to receive shares of Class A Common Stock to be delivered in the future. Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan, as stand-alone payments and/or as payment in lieu of compensation to which a Participant is otherwise entitled.  Other Stock-Based Awards may be paid in shares of Class A Common Stock, cash or other property, as the Administrator shall determine.  Subject to the provisions of the Plan, the Administrator shall determine the terms and conditions of each Other Stock-Based Award, including any purchase price, transfer restrictions, vesting conditions and other terms and conditions applicable thereto, which shall be set forth in the applicable Award Agreement.

8.	Adjustments for Changes in Class A Common Stock and Certain Other Events.

(a)           In the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Class A Common Stock, other securities, or other property), reorganization, merger, consolidation, combination, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Class A Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Class A Common Stock or other securities of the Company, or other similar corporate transaction or event, as determined by the Administrator, affects the Class A Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award, then the Administrator may, in such manner as it may deem equitable, adjust any or all of:

(i)               the number and kind of shares of Class A Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 4 hereof on the maximum number and kind of shares which may be issued);

(ii)              the number and kind of shares of Class A Common Stock (or other securities or property) subject to outstanding Awards;

(iii)             the grant or exercise price with respect to any Award; and

(iv)             the terms and conditions of any Awards (including, without limitation, any applicable financial or other performance “targets” specified in an Award Agreement).

(b)          In the event of any transaction or event described in Section 8(a) hereof (including without limitation any Change in Control) or any unusual or nonrecurring transaction or event affecting the Company or the financial statements of the Company, or any change in any Applicable Laws or accounting principles, the Administrator, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to (x) prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan, (y) to facilitate such transaction or event or (z) give effect to such changes in Applicable Laws or accounting principles:

(i)               To provide for the cancellation of any such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights under the vested portion of such Award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then the vested portion of such Award may be terminated without payment;

(ii)              To provide that such Award shall vest and, to the extent applicable, be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;

(iii)             To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and applicable exercise or purchase price, in all cases, as determined by the Administrator;

(iv)             To make adjustments in the number and type of shares of Class A Common Stock (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards;

(v)              To replace such Award with other rights or property selected by the Administrator; and/or

(vi)             To provide that the Award will terminate and cannot vest, be exercised or become payable after the applicable event.

Without limiting the foregoing, the Administrator may require a Participant to execute a release of claims, in a form prescribed by the Company, as a condition to the Participant’s receipt of payment in connection with a Change in Control for or in respect of any Award granted or issued under the Plan.

(c)           For clarity, if a Change in Control occurs and all or any portion of a Participant’s Awards are not continued, converted, assumed, or replaced with a substantially similar award by (i) the Company, or (ii) a successor entity or its parent or subsidiary (an “Assumption”), and provided that the Participant has not had a Termination of Service prior to such Change in Control, then immediately prior to the Change in Control, any such Awards (or portions thereof) shall become fully vested, exercisable and/or payable, as applicable, and all forfeiture, repurchase and other restrictions on such Awards (or portions thereof) shall lapse, in which case, such Awards shall be canceled upon the consummation of the Change in Control in exchange for the right to receive the Change in Control consideration payable to other holders of Class A Common Stock (A) which may be on such terms and conditions as apply generally to holders of Class A Common Stock under the Change in Control documents (including, without limitation, any escrow, earn-out, holdback, indemnity or other deferred consideration provisions) or such other terms and conditions as the Administrator may provide, and (B) determined by reference to the number of shares subject to such Awards and net of any applicable exercise price; provided that (x) to the extent that any Awards constitute “nonqualified deferred compensation” that may not be paid upon the Change in Control under Section 409A without the imposition of taxes thereon under Section 409A, the timing of such payments shall be governed by the applicable Award Agreement (subject to any deferred consideration provisions applicable under the Change in Control documents), (y) to the extent that any Awards are subject to performance-based vesting, performance targets shall be deemed to be attained at the greater of target level or actual performance through the Change in Control, and (z) if the amount to which a Participant would be entitled upon the settlement or exercise of such Award at the time of the Change in Control is equal to or less than zero, then such Award may be terminated without payment. The Administrator shall determine whether an Assumption of an Award has occurred in connection with a Change in Control.

(d)           In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in this Section 8, the Administrator will equitably adjust each outstanding Award, which adjustments may include adjustments to the number and type of securities subject to each outstanding Award and/or the exercise price or grant price thereof, if applicable, the grant of new Awards to Participants, and/or the making of a cash payment to Participants, as the Administrator deems appropriate to reflect such Equity Restructuring. The adjustments provided under this Section 8(d) shall be nondiscretionary and shall be final and binding on the affected Participant and the Company; provided that whether an adjustment is equitable shall be determined by the Administrator.

(e)           In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Class A Common Stock or the share price of the Class A Common Stock, including any Equity Restructuring, for reasons of administrative convenience the Administrator may refuse to permit the exercise of any Award during a period of up to thirty (30) days prior to the consummation of any such transaction.

(f)            Except as expressly provided in the Plan or pursuant to action of the Administrator under the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Administrator under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Class A Common Stock subject to an Award or the grant or exercise price of any Award. The existence of the Plan, any Award Agreements and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger, consolidation dissolution or liquidation of the Company or sale of Company assets or (iii) any sale or issuance of securities, including without limitation, securities with rights superior to those of the Class A Common Stock or which are convertible into or exchangeable for Class A Common Stock. The Administrator may treat Participants and Awards (or portions thereof) differently under this Section 8.

9.	General Provisions Applicable to Awards.

(a)           Transferability.    Except as the Administrator may otherwise determine or provide in an Award Agreement or otherwise, in any case in accordance with Applicable Laws, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom such Awards are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. Except as the Administrator may otherwise determine or provide in an Award Agreement or otherwise, in any case in accordance with Applicable Laws, shares of Class A Common Stock acquired by a Participant in connection with Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom such shares are issued, either voluntarily or by operation of law, except as may be expressly permitted under the terms of the Company’s charter, bylaws, certificate of incorporation, Stockholders Agreement and/or other governing documents applicable to the shares of Class A Common Stock (collectively, “Governing Documents”). References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

(b)           Documentation.    Each Award shall be evidenced in an Award Agreement, which may be in such form (written, electronic or otherwise) as the Administrator shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c)           Discretion.    Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award to a Participant need not be identical, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.

(d)           Change in Director Status.    The Administrator shall determine the effect on an Award of a Participant’s Termination of Service, including, without limitation, due to the Participant’s disability, death or retirement, a Participant’s authorized leave of absence or any other change or purported change in a Participant’s Director status and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award, if applicable.

(e)           Withholding.    Each Participant shall pay to the Company, or make provision satisfactory to the Administrator for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Administrator may otherwise determine, all such payments shall be made in cash or by certified check. Notwithstanding the foregoing, to the extent permitted by the Administrator, Participants may satisfy such tax obligations in whole or in part by delivery of shares of Class A Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by Applicable Laws, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

(f)            Amendment of Award.    The Administrator may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or settlement, and converting an Incentive Stock Option to a Non-Qualified Stock Option. The Participant’s consent to such action shall be required unless (i) the Administrator determines that the action, taking into account any related action, would not materially and adversely affect the Participant, or (ii) the change is permitted under Sections 8 and 10(e) hereof.

(g)           Conditions on Delivery of Stock.    The Company will not be obligated to deliver any shares of Class A Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, (iii) if so requested by the Company,  the Participant has entered into the Stockholders Agreement and/or any similar agreement with the Company in the form provided to the Participant by the Company and (iv) the Participant has executed and delivered to the Company such representations or agreements as the Administrator deems necessary or appropriate to satisfy the requirements of any Applicable Laws. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is determined by the Administrator to be necessary to the lawful issuance and sale of any securities hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

(h)           Acceleration.    The Administrator may at any time provide that any Award shall become immediately vested and/or exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

10.	Miscellaneous.

(a)           No Right To Employment or Other Status.   No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company or any of its subsidiaries. The Company and its subsidiaries expressly reserve the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or any Award, except as expressly provided in an applicable Award Agreement.

(b)           No Rights As Stockholder; Certificates.   Subject to the provisions of the applicable Award Agreement, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Class A Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by any Applicable Laws, the Company shall not be required to deliver to any Participant certificates evidencing shares of Class A Common Stock issued in connection with any Award and instead such shares of Class A Common Stock may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

(c)           Effective Date and Term of Plan.    The Plan shall become effective on the date on which it is adopted by the Board, subject to approval of the Company’s stockholders within twelve (12) months following the date of such Board adoption. No Awards shall be granted under the Plan after the completion of five (5) years from the date the Plan was approved by the Company’s stockholders, but Awards previously granted may extend beyond that date in accordance with the terms of the Plan.

(d)           Amendment of Plan.    The Administrator may amend, suspend or terminate the Plan or any portion thereof at any time; provided that, except as otherwise provided in Section 10(e) hereof, no amendment of the Plan shall materially and adversely affect any Award outstanding at the time of such amendment without the consent of the affected Participant. Awards outstanding under the Plan at the time of any suspension or termination of the Plan shall continue to be governed in accordance with the terms of the Plan and the applicable Award Agreement, as in effect prior to such suspension or termination. The Board shall obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

(e)           Section 409A.

(i)               General. The Company intends that all Awards be structured in compliance with, or to satisfy an exemption from, Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply in connection with any Awards. Notwithstanding anything herein or in any Award Agreement to the contrary, the Administrator may, without a Participant’s prior consent, amend this Plan and/or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to preserve the intended tax treatment of Awards under the Plan, including without limitation, any such actions intended to (A) exempt this Plan and/or any Award from the application of Section 409A, and/or (B) comply with the requirements of Section 409A, including without limitation any such regulations, guidance, compliance programs and other interpretative authority that may be issued after the date of grant of any Award. The Company makes no representations or warranties as to the tax treatment of any Award under Section 409A or otherwise. The Company shall have no obligation under this Section 10(e) or otherwise to take any action (whether or not described herein) to avoid the imposition of taxes, penalties or interest under Section 409A with respect to any Award and shall have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute non-compliant, “nonqualified deferred compensation” subject to the imposition of taxes, penalties and/or interest under Section 409A.

(ii)              Separation from Service. With respect to any Award that constitutes “nonqualified deferred compensation” under Section 409A, any payment or settlement of such Award that is to be made upon a termination of a Participant’s Director relationship shall, to the extent necessary to avoid the imposition of taxes under Section 409A, be made only upon the Participant’s “separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or subsequent to the termination of the Participant’s Director relationship. For purposes of any such provision of this Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment” or like terms shall mean “separation from service.”

(iii)             Payments to Specified Directors. Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of “nonqualified deferred compensation” that are otherwise required to be made under an Award to a “specified Director” (as defined under Section 409A and determined by the Administrator) as a result of his or her “separation from service” shall, to the extent necessary to avoid the imposition of taxes under Code Section 409A(a)(2)(B)(i), be delayed until the expiration of the six-month period immediately following such “separation from service” (or, if earlier, until the date of death of the specified Director) and shall instead be paid (in a manner set forth in the Award Agreement) on the day that immediately follows the end of such six (6)-month period or as soon as administratively practicable thereafter (without interest). Any payments of “nonqualified deferred compensation” under such Award that are, by their terms, payable more than six (6) months following the Participant’s “separation from service” shall be paid at the time or times such payments are otherwise scheduled to be made.

(f)            Severability.  In the event any portion of the Plan or any action taken pursuant thereto shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provisions had not been included, and the illegal or invalid action shall be null and void.

(g)           Governing Documents. In the event of any contradiction between the Plan and any Award Agreement or any other written agreement between a Participant and the Company or any subsidiary of the Company that has been approved by the Administrator, the terms of the Plan shall govern, unless it is expressly specified in such Award Agreement or other written document that a specific provision of the Plan shall not apply.

(h)           Submission to Jurisdiction; Waiver of Jury Trial. By accepting an Award, each Participant irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of Delaware and of the United States of America, in each case located in the State of Delaware, for any action arising out of or relating to the Plan (and agrees not to commence any litigation relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to the address contained in the records of the Company shall be effective service of process for any litigation brought against it in any such court. By accepting an Award, each Participant irrevocably and unconditionally waives any objection to the laying of venue of any litigation arising out of Plan or Award hereunder in the courts of the State of Delaware or the United States of America, in each case located in the State of Delaware, and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such litigation brought in any such court has been brought in an inconvenient forum. By accepting an Award, each Participant irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, any and all rights to trial by jury in connection with any litigation arising out of or relating to the Plan or any Award hereunder.

(i)            Governing Law.  The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding choice-of-law principles of the law of any state that would require the application of the laws of a jurisdiction other than such state.

(j)            Restrictions on Shares; Claw-back Provisions. Shares of Class A Common Stock acquired in respect of Awards shall be subject to such terms and conditions as the Administrator shall determine, including, without limitation, restrictions on the transferability of shares of Class A Common Stock, the right of the Company to repurchase shares of Class A Common Stock, the right of the Company to require that shares of Class A Common Stock be transferred in the event of certain transactions, call rights, tag-along rights, bring-along rights, redemption and co-sale rights and voting requirements. Such terms and conditions may be additional to those contained in the Plan and may, as determined by the Administrator, be contained in the applicable Award Agreement or in an exercise notice, in the Stockholders Agreement or in such other agreement as the Administrator shall determine, in each case in a form determined by the Administrator. The issuance of such shares of Class A Common Stock shall be conditioned on the Participant’s consent to such terms and conditions and the Participant’s entering into such agreement or agreements. All Awards (including any proceeds, gains or other economic benefit actually or constructively received by Participant upon any receipt or exercise of any Award or upon the receipt or resale of any shares of Class A Common Stock underlying the Award) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, the Company’s Incentive Compensation Recoupment Policy.

(k)           Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

(l)            Conformity to Securities Laws. Participant acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and foreign or state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan and all Awards granted hereunder shall be administered only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by Applicable Laws, the Plan and all Award Agreements shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

11.	Definitions. As used in the Plan, the following words and phrases shall have the following meanings:

(a)           “Administrator” means the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.

(b)           “Applicable Laws” means the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which the Class A Common Stock is listed or quoted and the applicable laws and rules of any foreign country or other jurisdiction where Awards are granted or issued under the Plan.

(c)          “Award” means, individually or collectively, a grant under the Plan of Options, Restricted Stock, Restricted Stock Units or Other Stock-Based Awards.

(d)          “Award Agreement” means a written agreement evidencing an Award, which agreements may be in electronic medium and shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with and subject to the terms and conditions of the Plan.

(e)          “Board” means the Board of Directors of the Company.

(f)           “Cause,” with respect to a Participant, means “Cause” (or any term of similar effect) as defined in such Participant’s employment or service agreement (or similar agreement) with the Company or any subsidiary thereof if such an agreement exists and contains a definition of Cause (or term of similar effect), or, if no such agreement exists or such agreement does not contain a definition of Cause (or term of similar effect), then Cause shall include, but not be limited to: (i) the Participant’s unauthorized use or disclosure of confidential information or trade secrets of the Company or any of its subsidiaries or any material breach of a written agreement between the Participant and the Company or any of its subsidiaries or any applicable Company policy, including without limitation a material breach of any employment, confidentiality, non-compete, non-solicit or similar agreement; (ii) the Participant’s commission of, indictment for or the entry of a plea of guilty or nolo contendere by the Participant to, a felony under the laws of the United States or any state thereof or any crime involving dishonesty or moral turpitude (or any similar crime in any jurisdiction outside the United States); (iii) the Participant’s negligence or willful misconduct in the performance of the Participant’s duties or the Participant’s willful or repeated failure or refusal to substantially perform the Participant’s assigned duties; (iv) any act of fraud, embezzlement, material misappropriation or dishonesty committed by the Participant against the Company or any of its subsidiaries; or (v) any acts, omissions or statements by a Participant which the Company determines to be materially detrimental or damaging to the reputation, operations, prospects or business relations of the Company or any of its subsidiaries.

(g)          “Change in Control” means (i) a merger or consolidation of the Company with or into any other corporation or other entity or person, (ii) a sale, lease, exchange or other transfer in one transaction or a series of related transactions of all or substantially all of the Company’s assets, or (iii) any other transaction, including the sale by the Company of new shares of its capital stock or a transfer of existing shares of capital stock of the Company, the result of which is that a third party that is not an affiliate of the Company or its stockholders (or a group of third parties not affiliated with the Company or its stockholders) immediately prior to such transaction acquires or holds capital stock of the Company representing a majority of the Company’s outstanding voting power immediately following such transaction; provided that the following events shall not constitute a “Change in Control”: (A) a transaction (other than a sale of all or substantially all of the Company’s assets) in which the holders of the voting securities of the Company immediately prior to the merger or consolidation hold, directly or indirectly, at least a majority of the voting securities in the successor corporation or its parent immediately after the merger or consolidation; (B) a sale, lease, exchange or other transaction in one transaction or a series of related transactions of all or substantially all of the Company’s assets to an affiliate of the Company; (C) a reincorporation of the Company solely to change its jurisdiction; or (D) a transaction undertaken for the primary purpose of creating a holding company that will be owned in substantially the same proportion by the persons who held the Company’s securities immediately before such transaction. Notwithstanding the foregoing, if a Change in Control would give rise to a payment or settlement event with respect to any Award that constitutes “nonqualified deferred compensation,” the transaction or event constituting the Change in Control must also constitute a “change in control event” (as defined in Treasury Regulation §1.409A-3(i)(5)) in order to give rise to the payment or settlement event for such Award, to the extent required by Section 409A.

(h)          “Code” means the U.S. Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.

(i)           “Committee” means one or more committees or subcommittees of the Board, which may be comprised of one or more Directors and/or executive officers of the Company, in either case, to the extent permitted in accordance with Applicable Laws.

(j)           “Class A Common Stock” means the Class A Common Stock of the Company, par value $0.01 per share.

(k)          “Company” means Donegal Group Inc., a Delaware corporation, or any successor thereto. Except where the context otherwise requires, the term “Company” includes any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a significant interest, as determined by the Administrator.

(l)           “Designated Beneficiary” means the beneficiary or beneficiaries designated, in a manner determined by the Administrator, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death or incapacity In the absence of an effective designation by a Participant, “Designated Beneficiary” shall mean the Participant’s estate.

(m)         “Director” means a member of the Board.

(n)          “Disability” means a permanent and total disability within the meaning of Section 22(e)(3) of the Code, as it may be amended from time to time.

(o)          “Dividend Equivalents” means a right granted to a Participant pursuant to Section 6(d)(3) hereof to receive the equivalent value (in cash or shares of Class A Common Stock) of dividends paid on shares of Class A Common Stock.

(p)          “Equity Restructuring” means, as determined by the Administrator, a non-reciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off or recapitalization through a large, nonrecurring cash dividend, that affects the shares of Class A Common Stock (or other securities of the Company) or the share price of Class A Common Stock (or other securities of the Company) and causes a change in the per share value of the Class A Common Stock underlying outstanding Awards.

(q)          “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

(r)           “Fair Market Value” means, as of any date, the value of the Class A Common Stock determined as follows: (i) if the Class A Common Stock is listed on any established stock exchange, its Fair Market Value shall be the closing sales price for such Class A Common Stock as quoted on such exchange for such date, or if no sale occurred on such date, the first market trading day immediately prior to such date during which a sale occurred, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; (ii) if the Class A Common Stock is not traded on a stock exchange but is quoted on a national market or other quotation system, the last sales price on such date, or if no sales occurred on such date, then on the date immediately prior to such date on which sales prices are reported, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or (iii) in the absence of an established market for the Class A Common Stock, the Fair Market Value thereof shall be determined by the Administrator in its sole discretion.

(s)           “Group” means the Company and Donegal Mutual Insurance Company and their respective subsidiaries and affiliates.

(t)           “Non-Qualified Stock Option” means an Option that is not intended to be or otherwise does not qualify as an Incentive Stock Option.

(u)          “Option” means an option to purchase Class A Common Stock.

(v)          “Other Stock-Based Awards” means other Awards of shares of Class A Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Class A Common Stock or other property.

(w)         “Participant” means a Director who has been granted an Award under the Plan.

(x)           “Plan” means this Donegal Group Inc. 2024 Equity Incentive Plan for Directors.

(y)          “Restricted Stock” means Class A Common Stock awarded to a Participant pursuant to Section 6 hereof that is subject to certain vesting conditions and other restrictions.

(z)           “Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one share of Class A Common Stock or an amount in cash or other consideration determined by the Administrator equal to the value thereof as of such payment date, which right may be subject to certain vesting conditions and other restrictions.

(aa)         “Restrictive Covenants” means, with respect to any Participant, any non-competition, non-solicitation, non-disparagement, confidentiality, non-disclosure or similar restrictive covenants applicable to such Participant that cover or relate to the Company and/or its parents or subsidiaries and/or that are set forth in an agreement between such Participant and the Company and/or its parents or subsidiaries.

(ab)        “Section 409A” means Section 409A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder.

(ac)         “Securities Act” means the U.S. Securities Act of 1933, as amended from time to time.

(ad)        “Service Provider” means an Director.

(ae)         “Termination of Service” means the date the Participant ceases to be an Director.

* * * * *

Adopted by the Board on March 4, 2024.

Approved by stockholders on _______________.

DONEGAL GROUP INC.
ATTN: JEFFREY D. MILLER
1195 RIVER RD, P.O. BOX 302
MARIETTA, PA 17547

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on April 17, 2024 for shares held directly and by 11:59 p.m. Eastern Time on April 15, 2024 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/DGICA2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on April 17, 2024 for shares held directly and by 11:59 p.m. Eastern Time on April 15, 2024 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V28184-P03951

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DONEGAL GROUP INC.

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Dennis J. Bixenman
02) Kevin M. Kraft, Sr.
03) Jon M. Mahan
04) Britta H. Schatz

	For	Against	Abstain
2. Adopt our 2024 equity incentive plan for employees.	☐	☐	☐
3. Adopt our 2024 equity incentive plan for directors.	☐	☐	☐
4. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2024.	☐	☐	☐

NOTE: In their discretion, our proxies are authorized to vote upon such other business as may properly come before our annual meeting and any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

V28185-P03951

DONEGAL GROUP INC.
Annual Meeting of Stockholders
April 18, 2024 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Daniel J. Wagner and V. Anthony Viozzi, and each or either of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Class A common stock and Class B common stock of Donegal Group Inc. (the "Company") that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held virtually at www.virtualshareholdermeeting.com/DGICA2024 on April 18, 2024 at 10:00 a.m., Eastern Time, and at any adjournment or postponement thereof, as set forth on the reverse side of this proxy card.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with our Board of Directors' recommendations.

Continued and to be signed on reverse side